Prospectus

May 1, 2018

Flexible Payment Variable Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account B

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints® Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Fixed Options

Guaranteed Interest Fund 1

Guaranteed Interest Fund 8

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans.

More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2018, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest money under your contract and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable Market Value Adjustment or charges under the Contract deducted from any Guaranteed Account.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Account—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Income Plan— An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a multi-year Guaranteed Account before the end of a Guaranteed Period.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

This prospectus describes two versions of the Select Variable Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

Account B Prospectus	1

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy, surrender, or withdraw from the Contract. On the right side of these tables we show the fees and expenses that you will pay daily and periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. These tables do not include any withdrawal charges that may apply upon withdrawals from a Guaranteed Interest Fund 8. (See “Fixed Options”)

Front-Load Contract (in which a sales charge is assessed when purchase payments are made)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	4.5%
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	0.75%
Current Mortality and Expense Risk Fees[1]	0.50%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.50%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[4]	0.40%

Back-Load Contract (in which a sales charge is assessed if and when amounts are withdrawn)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Sales Load	None
Maximum Withdrawal Charge for Sales Expenses	6%
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.50%
Current Mortality and Expense Risk Fees[1]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	1.25%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[4]	0.40%

[1]	We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units are no longer subject to a withdrawal charge. For further information on Class B and Class A Accumulation Units, see “Mortality Rate and Expense Risk Charges—Reduction of Charges.”
[2]	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
[3]	We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future.
[4]	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

2	Account B Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2017. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.12%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Deductions” section.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Examples

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$911	$1,608	$2,128	$3,633
Minimum Total Annual Portfolio Operating Expenses	$819	$1,279	$1,565	$2,504

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and assuming no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$311	$1,008	$1,728	$3,633
Minimum Total Annual Portfolio Operating Expenses	$219	$679	$1,165	$2,504

Back-Load Contract Without the Enhanced Death Benefit—(assuming a surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$870	$1,487	$1,929	$3,252
Minimum Total Annual Portfolio Operating Expenses	$778	$1,154	$1,354	$2,074

Back-Load Contract Without the Enhanced Death Benefit—(assuming no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$270	$887	$1,529	$3,252
Minimum Total Annual Portfolio Operating Expenses	$178	$554	$954	$2,074

Front-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$672	$1,188	$1,731	$3,205
Minimum Total Annual Portfolio Operating Expenses	$583	$867	$1,171	$2,033

Account B Prospectus	3

Front-Load Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$632	$1,070	$1,533	$2,810
Minimum Total Annual Portfolio Operating Expenses	$544	$744	$961	$1,586

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contract, the mortality and expense risk charge and the withdrawal charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”) We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75% for the front-load Contract and 1.50% for the back-load Contract. The expense numbers shown in the tables reflect the withdrawal charge and the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.01% for the front-load Contract and 0.05% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2017.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix B of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $265 billion as of December 31, 2017. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities.

4	Account B Prospectus

Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account B (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•	Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete, or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•	Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Account B Prospectus	5

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Please see the prospectuses for the Funds for a discussion of the potential risks and conflicts presented by the use of a Fund as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund, Inc. is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	BNY Mellon Asset Management North America Corporation
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC

6	Account B Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
Government Money Market Portfolio*	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio**	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital

Account B Prospectus	7

Portfolio	Investment Objective
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation, and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust    The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day

8	Account B Prospectus

pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the

Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends.

Account B Prospectus	9

If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may also be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York law. For Contracts subject to Vermont and Maryland law sold before May 1, 2013, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state and under your Contract, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Except where noted above, GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed Account of a particular duration. We also reserve the right to offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.

Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 0.50% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.

Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Government Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.

Moving into a Guaranteed Account    You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. No additional transfers may be made into a GIF 1 for 90 days following a transfer out of a GIF 1. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from exchanges under Section 1035 or rollovers under Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days (or whatever period that may be required under applicable state law) thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Government Money Market Division.

Moving out of a Guaranteed Account    Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the start of a Guaranteed Period. After a transfer is made from a Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For

10	Account B Prospectus

Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be greater than $50,000. (The $50,000 limit does not apply to Contracts subject to New York law.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period. These transfer limitations can be illustrated as follows:

Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years

Withdrawal Charge    Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Deductions—Withdrawal Charges.” Because the withdrawal charge will affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.

The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate.

Market Value Adjustment (GIF 8 Only)    Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount. For Contracts issued in TX or AL sold prior to May 1, 2013, the MVA formula may differ; read your Contract for specific details.

In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.

To calculate the MVA for your contract, use the following formula:

A x [(1+B)n / (1+C)n -1] where;

A	=	the Account Value being withdrawn or transferred from GIF 8;
B	=	the 7-year Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month in which the declared interest rate first became effective;
C	=	the Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month of the withdrawal or transfer for the duration nearest the time remaining in the Guaranteed Period but not less than one year; and
n	=	the number of years, including fractional years, remaining in the Guaranteed Period.

In the determination of the Market Value Adjustment, a period whose length is exactly half-way between periods for which a Constant Maturity Treasury Rate is reported will be considered to be nearer to the shorter duration, but not less than one year.

Account B Prospectus	11

Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF 8 before the end of the

Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:

GIF 8 Market Value Adjustment Example

GIF 8 Deposit = $50,000

Guaranteed Interest Rate = 4.5% for 8 years

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)

5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)5 -1] = -$676.04

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit

5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)5 -1] = +$1,381.49

Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF 8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period. For the example above, assuming a Nonforfeiture Rate of 3%, the maximum positive or negative market value adjustment would be $57,058.31-$50,000(1.03)3 = $2,421.96.

Additional Information    “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a variable income plan, except for payments for a specified period. (See Option 1 under “Income Plans—Description of Variable Income Plans.”)

Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.

In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Preservation+ Strategy    (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, Owners may elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that Owners allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation invested in GIF 8 for the Guaranteed Period, while permitting participation in the potential returns—and attendant risks—of the Division(s) of the Separate Account Owners select among the Divisions available under the Strategy. A mathematical formula is used to determine the part of the total initial Purchase Payment allocated to the Strategy that must be invested in GIF 8 to guarantee a return of principal and

12	Account B Prospectus

interest from GIF 8 at the end of the Guaranteed Period (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that Owners make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of the initial Purchase Payment allocated to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Portfolio(s) selected by Owners. Under the Preservation+ Strategy, the Company guarantees the return of the amount allocated to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees charged to GIF 8). Owners assume the risk associated with the amount invested in the Separate Account. The Company guarantees the return of the principal amount invested under the Strategy. Owners also assume the risk that their investment in the Preservation+ Strategy may result in the return of only the principal amount invested under the Strategy, subject to the claims-paying ability of the Company.

The Company does not make recommendations as to whether an Owner should elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. Owners should consult their financial representative for more information about the Preservation+ Strategy and whether the Preservation+ Strategy is appropriate for them.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable MVA or charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value (i.e., with no withdrawal charge), in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. For back-load Contracts in non-tax qualified situations, the minimum initial Purchase Payment is $5,000. For all other back-load Contracts, the minimum amount for an initial Purchase Payment is $100, or $25 if payments are made through our Electronic Funds Transfer (“EFT”) Plan. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase

Account B Prospectus	13

payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”) For back-load Contracts issued in Oregon sold before May 1, 2013, you may not make Purchase Payments after the first Contract anniversary if the Maturity Date is earlier than the Contract anniversary nearest the Annuitant’s 98th birthday.

In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000. We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being paid for through a multiple- contract billing. For front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees.

Guaranteed Account Investment Minimums and Maximums    Guaranteed Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000. To the extent that an investment causes the maximum amount to be exceeded, the excess amount would be invested in the Government Money Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and, with our consent, would be able to continue to allocate purchase payments and transfers to that Account up to the current maximum investment limit.

Application of Purchase Payments    We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Account options are subject to special rules (see “The Investment Options—Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Mortality Rate and Expense Risk Charges.”) Class B Accumulation Units are subject to a withdrawal charge while Class A Accumulation Units are not subject to such a charge.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem

14	Account B Prospectus

receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Reduction or Waiver of Certain Charges    Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).

Gender-Based Annuity Payment Rates    Federal law, and the laws of certain states, may require that Annuity considerations and Annuity Payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with certain plans where these rules may have general application, the Annuity Payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available as applicable. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.

Reinvestment of Redemptions    In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase Payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed, where the redemption proceeds are directly deposited to a checking or savings account, or if the time between the distribution and the request for reinvestment crosses a contract anniversary. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit Value of their Contract at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Accounts. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options—The Fixed Options.”) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Such withdrawals may be

Account B Prospectus	15

prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes.”)

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges.”) For Contracts, issued in Oregon sold prior to May 1, 2013, no withdrawals may be made within the first five years after the date a variable income plan 1 takes effect. If Annuity Payments are being made under variable income plan 2 and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept withdrawal requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders require a signed form. Withdrawal requests must be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See “Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Government Money Market Division until the Portfolio is liquidated.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).

•	If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans.”)

•	If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

•	the Contract Value (determined as described immediately below); or

•	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined as of the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of

16	Account B Prospectus

death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2019–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2020–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2020–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

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How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available)—transfers to a GIF 8 in this circumstance are allowed only if no funds were invested in the GIF 8 on the death of the Annuitant. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:

•	continue the Contract (as described above),

•	receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or

•	receive the Death Benefit as a lump sum check.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check.

Income Plans

Generally    If you decide to begin receiving Annuity Payments from your Contract, you may choose either: (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. The fixed income plans are not described in this prospectus. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a withdrawal charge in determining the withdrawal value. (See “Withdrawal Charges.”) Your interest, if any, in our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.

A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.

Description of Variable Income Plans    The following variable income plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period).    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).

18	Account B Prospectus

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period).    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period).    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from an Income Plan involving a life contingency nor transfer to an Income Plan that does not involve the same life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity

Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. A contract with Annuity Payment rates that are not based on sex is also available. (See “Special Contract for Employers.”) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1⁄2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Sales Load    For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We will pay any excess of distribution expenses over sales loads from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described below. For front-load contracts sold between May 1,

2000 and April 30, 2003, the sales load on cumulative purchase payments in excess of $1,000,000 is 0.5%. We base the deduction on cumulative Purchase Payments we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $100,000	4.5%
Next $400,000	2.0%
Balance over $500,000	1.0%

Account B Prospectus	19

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. This fee is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future.

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Separate Account; the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units.

Reduction of the Charges    For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero,” that is, its withdrawal charge rate is 0%. (See “Withdrawal Charges.”) As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Withdrawal Charges

Withdrawal Charge Rates    When not waived (as described below), we assess certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:

Category	Withdrawal Charge Rate
8,7, 6	6%
5	5%
4	4%
3	3%
2	2%
1	1%
0	0%

We base the amount in each Category (i.e., the number of years remaining in a withdrawal charge period for a particular Purchase Payment) on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we

20	Account B Prospectus

move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.

For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge Category Eight and the remaining $300,000 begins in withdrawal charge Category Four. The withdrawal charge in the first year would be not more than $18,000, i.e., 4% of $300,000 plus 6% of $100,000. Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in Category Eight at issue would have moved down one Category each Contract anniversary such that it would move to Category Four on the fourth Contract anniversary. The $300,000 that was in Category Four at issue would move to Category Zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to Category Zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no withdrawal charge. The next $100,000 withdrawn (from Class B) would be subject to a 4% withdrawal charge. The withdrawal charge for a full withdrawal would be not more than $4,000. A withdrawal charge is not assessed on any earnings.

To illustrate withdrawal charges on partial withdrawals, consider the following example. Supposed a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000 immediately before the withdrawal. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The withdrawal charge on the remaining $8,000 is $480 (6% of $8,000). Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000 (10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a withdrawal charge has already been assessed)], the withdrawal charge assessed is $4,600 (5% of $92,000). On the rest of the remaining account value (i.e., $7,000), the withdrawal charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.

Waiver of Withdrawal Charges    When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract and applicable state law. You may not make Purchase Payments after we are given proof of a terminal illness or confinement.

A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a variable income plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable income plan which is not contingent on the payee’s life (i.e., Plan 1).

For fixed income plans, the Contract provides for deduction of the withdrawal charge when the Income Plan is selected. By current administrative practice, so long as the Contract has been in force for at least one full year, we will waive the withdrawal charge if you select a fixed income plan for a certain period of 12 years or more or certain fixed income plans which involve a life contingency.

As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges on the greater of (i) the Contract Year “withdrawal charge free” amount or (ii) the current year Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into, and transfers out of, its existing tax-deferred annuity contracts only if certain conditions are met.

Withdrawal Charges and Our Distribution Expenses    The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we

Account B Prospectus	21

believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.

Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts    See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.

Other Charges

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested. (For New York front and back load Contracts issued on or after 1/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Account(s).)

Premium Taxes    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.	Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2.	Roth IRAs pursuant to the provisions of Section 408A of the Code.

3.	Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4.	Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5.	Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern
Mutual or other insurance companies or as distributions of termination or death benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contracts

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,500 for 2018 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions cannot be made after age 70 1⁄2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $63,000—

22	Account B Prospectus

$73,000 for single filers and between $101,000—$121,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $189,000—$199,000 (indexed). Federal income tax refunds can be directly deposited into an IRA, subject to contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred Annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary of the deceased owner’s IRA, tax-deferred annuity or qualified plan may also roll over the proceeds to an inherited IRA in a trustee to trustee transfer, subject to annual minimum required distribution rules.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,500 for 2018 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $120,000 and $135,000 for single filers, between $189,000 and $199,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

SEP    An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee’s compensation up to $275,000 or $55,000 (for 2018). In a SEP that permits employee contributions, the employee is allowed to contribute up to $18,000 in 2018, indexed thereafter. Employees who are age 50 or over may also make a catch up contribution of $6,000 for 2018, indexed thereafter. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA    A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $12,500 (for 2018). The employer must contribute either a matching contribution of up to 3% of the employee’s compensation or non-elective contribution of 2% of the employee’s compensation up to $270,000 (for 2018) for each employee. A catch up contribution of $3,000 for 2017 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

Tax Deferred Annuity    Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee’s account and the amount of your includible compensation for your most recent year of service:

Elective Deferrals Only: If there are elective employee deferrals only, the limit for 2018 is the lesser of two rules: (1) the lesser of 100% of the employee’s compensation up to $275,000 or $55,000 or (2) a flat dollar limit of $18,000, indexed thereafter. Employees age 50 or over may make an additional catch up contribution of $6,000 for 2018 and the limit is indexed thereafter.

Nonelective Contributions Only: If the only contributions are nonelective employer contributions, the maximum limit for 2018 is the lesser of 100% of compensation up to $275,000 or $55,000.

Both Employee and Employer Contributions: Employers are allowed to match employee elective deferrals, including the catch up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions for 2018 cannot exceed the lesser of 100% of compensation up to $275,000 or $55,000. Contributions and earnings thereon are not included in the employee’s gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1⁄2 except on account of severance of employment, death, disability or hardship (contributions only).

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred

Account B Prospectus	23

annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will not allow new purchase payments, rollovers, or transfers into its existing tax-deferred annuity contracts. Transfers out of its existing tax-deferred annuity contracts can only take place if certain conditions are met.

Section 457 Plan    A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees’ beneficiaries in a governmental plan and by the employer (subject to claims of the employer’s general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation up to $275,000 (indexed for 2018) or $18,500 for 2018 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $6,000 for 2018 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee’s gross income until they are paid or made available to the employee or the employee’s beneficiary or, in the case of a governmental plan, until they are paid.

Nontransferable Annuity    Nontransferable Annuity Contracts are Contracts held in a tax-qualified plan or trust and transferred to the employee on the employee’s separation from service or death or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable Annuities    As a general rule, benefits

received as Annuity Payments or upon death or withdrawal from these Contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1⁄2, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, including hardship withdrawals and required minimum distributions, benefits from individual retirement annuities, SEPs, tax-deferred annuities, governmental Section 457 plans, and nontransferable annuity contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Section 457 Plans may also be subject to special rules that limit distributions to separation from service, death, disability, or specified date or hardship. Violation of these rules will result in current taxation of the deferrals and earnings thereon plus a 20% penalty.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1⁄2, made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer

24	Account B Prospectus

provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts    If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other Annuity Contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 6 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as Annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1⁄2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities:    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse, as defined under federal tax law, and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1⁄2. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2 or retires, if later.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

Account B Prospectus	25

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2. Spousal Exceptions: If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1⁄2.

3. Nonspouse Transfers: A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

4. Roth IRAs: The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5. Nonqualified Contracts: The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and the surviving spouse, as defined by federal tax law, is not required by the tax law to take any distributions during his or her lifetime, and may extend deferral by electing a spousal exchange.

Mandatory Withholding    Generally, benefit payments from tax-deferred annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% withholding unless the payments are rolled over directly to a traditional IRA or to an “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a plan qualified under Section 401(a) of the Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, or are “required minimum distributions” because these payments are not eligible to be rolled over.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities and qualified plans, including but not limited to Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.

Electronic Funds Transfer (“EFT”)    Another convenient way to invest using the dollar-cost averaging approach is

26	Account B Prospectus

through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate except that proportionate deductions are not made from a multi-year Guaranteed Account unless amounts in the other investment options are insufficient to cover the requested withdrawal. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (“RMD”)    For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans, and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1⁄2.

Special Withdrawal Privilege    You can withdraw 10% of the Contract’s accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.

The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are

Account B Prospectus	27

experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Allocation Models    The Company currently makes available allocation models at no extra charge. An Owner can select only one model at a time. Each of the five models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from conservative to very aggressive. An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by contacting their financial representative or by calling 1-888-455-2232. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their financial representative for more information about available allocation models and whether investment in a model is appropriate for them.

Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Contract (see “Substitution of Portfolio Shares and Other Changes” above for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation or closure), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers Between Divisions” above for more information about how to change portfolio allocations).

Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

For purchases of and additional deposits into the Contract, your registered representative receives a commission of 2.5% on the first $100,000 and 1.25% on the next $400,000 and 0.5% on amounts over $500,000, and servicing compensation of 0.15% annually. There is also a bonus program that rewards your registered representative for total annuity sales that can pay your registered representative a bonus commission rate of up to 0.75% for the sale of a variable annuity contract.

28	Account B Prospectus

NMIS and NMWMC use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of other investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as the grid. The grid payout percentages range between 35% and 95% payable to the registered representative (up from a range of 35%-85% effective through May 31, 2018), depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits.

NMIS does not pay its registered representatives any portion of the 12b-1 fees related to mutual funds held in certain accounts with assets under $50,000. Because a registered representative may receive ongoing compensation on a sale of a Contract below $50,000, but will not receive ongoing compensation on mutual fund investments below that amount, a registered representative has an incentive to recommend the Contract for purchases below $50,000.

Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Terminal Illness Benefit    Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the

Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less (or whatever period that may be required under applicable state law). No withdrawal charge will be waived if the determination of terminal illness is made before the Contract was issued. No Purchase Payments may be made to the Contract once proof of terminal illness is provided to the Company. Whether by Contract or Company practice, we are extending this benefit to terminal injury as well, effective May 1, 2013.

Nursing Home Benefit    Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days (or whatever period that may be required under applicable state law) on a 24 hour per day basis in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider). No withdrawal charge will be waived if the confinement began before the Contract was issued. No Purchase Payments may be made to the Contract once proof of confinement is provided to the Company. A request for waiver of withdrawal charges must be made no later than 90 days (or whatever period that may be required under applicable state law) following the date confinement ended.

The Terminal Illness and Nursing Home Benefits are not available in New York.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to

Account B Prospectus	29

your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

For the back-load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. (See “Mortality Rate and Expense Risk Charges.”) The Contracts issued prior to March 31, 2000, do not include this conversion feature, and we currently pay dividends on some of those Contracts. (See “Dividends for Contracts Issued Prior to March 31, 2000.”)

Dividends for Contracts Issued Prior to March 31, 2000    During the year 2018 we are paying dividends on approximately 52% of the inforce variable annuity contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000. Approximately 90% of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2018 represents about 0.68% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.75%.

We credit any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code, dividends cannot be paid in cash but must be applied as Net Purchase Payments under the Contract.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for front-load or back-load Contracts without paying a second charge for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

In general, amounts exchanged from a Contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge or sales load will be charged on premium payments and any appreciation attributable thereto that are exchanged into a new back-load Contract) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). We may also allow internal exchanges on back-load Contracts when (i) there are no applicable withdrawal charges on the Contract being exchanged, and (ii) the exchange involves a rollover from a qualified plan to an IRA or another qualified plan or a consolidation into an existing or new front-load Contract. Fixed annuity contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important

30	Account B Prospectus

that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.

Cybersecurity    The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Account B Prospectus	31

TO: The Northwestern Mutual Life Insurance Company

Life and Annuity Products Department

Room T22

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account B, Flexible Payment Variable Annuity to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Prior Contracts

To the extent not otherwise described below, or specifically described elsewhere in this prospectus, the material features of prior series of these Contracts are consistent with the current series of Contracts as described in this prospectus.

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Dates Offered (Subject to State Approval)	11/1/1968 - 12/16/1981	12/17/1981 - 3/30/1995	3/31/1995 - 3/30/2000
Front Load	Cumulative purchase payments for the contract year are subject to the following front-end loads: • 8% first $5,000 • 4% next $20,000 • 2% next $75,000 • 1% on amounts over $100,000	Not Applicable	Cumulative purchase payments are subject to the following front-end loads: • 4.00% first $100,000 • 2.00% next $400,000 • 1.00% next $500,000 • 0.50% on amounts over $1,000,000	Not Applicable
Withdrawal Charge (Back Load)	Not Applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•  8% of the first $25,000

•  4% of the next $75,000

•  2% on amounts over $100,000

On each anniversary, the charge reduces 1%. Withdrawal charges are waived as described in the prospectus (See “Waiver of Withdrawal Charges”) except that such charges will be waived if proceeds are settled under a fixed life income plan on or after the 10th contract anniversary, or if proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years.

Not Applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•  8.00% of the first $100,000

•  4.00% of the next $400,000

•  2.00% on the next $500,000

•  1.00% on amounts over $1,000,000

On each anniversary, the charge reduces 1%. Waiver of withdrawal charges is consistent with current series.

Annual Mortality Rate/ Annuity Rate & Expense Guarantee Charge (Applied daily against the unit value of each variable investment division.)	Accumulation Units: Maximum: 1% Current: 0.75%	Accumulation Units: Maximum: 1.50% Current: 1.25%	Accumulation Units: Maximum: 0.75% Current: 0.40% Annuity Units: Maximum: 0.75% Current: 0.00%	Accumulation Units: Maximum: 1.50% Current: 1.25% Annuity Units: Maximum: 1.50% Current: 1.25%

Account B Prospectus	33

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Annual Contract Fee	None	The contract fee is lesser of $30 or 1% of accumulation value at the anniversary, but it is waived in a manner consistent with the current series.	The contract fee is consistent with the current series.
Amount of the Death Benefit

Annuitant Dies on or After 75th birthday:

The payment at death will be the value of the Accumulation Units determined as of the close of business on the valuation date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

The payment at death will not be less than the total considerations, excluding those for the Disability Waiver of Consideration Benefit, paid under the contract; less any amounts returned in a surrender of a portion of the Accumulation Value.

Annuitant Dies on or After 75th birthday:

The payment at death will be the Accumulation Value of the contract determined on the Valuation Date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

The death benefit will not be less than the total Purchase Payments paid under the contract, less any amounts withdrawn under the contract.

Distribution of the Death Benefit	Upon receipt in the Home Office of satisfactory proof of the death of the Annuitant before the maturity date payment of the death benefit will be paid to the beneficiary. The Owner may name or change a beneficiary while the Annuitant is living; or during the first 60 days after the death of the Annuitant, if the Annuitant was not the Owner immediately prior to the Annuitant’s death. A change made during this 60 days cannot be revoked. If the Owner is the Annuitant and dies before the Contract’s Maturity Date, each beneficiary may elect to continue his or her respective portion of the death proceeds to a new (current series) Contract through an internal exchange. If the Owner is not the Annuitant and the Annuitant dies before the maturity Date, the Death Benefit becomes payable to the Owner; however, if the Owner and the Beneficiary are the same, the Owner may elect to exchange the death proceeds to a new (current series) Contract through an internal exchange, or elect any other settlement choice available.
Withdrawal Charge Free Amount	Not Applicable	LL Series: There is no “withdrawal charge free” amount.

MM Series issued before 1991:

By Company practice, a “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal, up to 10% of the Accumulation Value on the last Contract anniversary.

			Not Applicable	By Company practice, a “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal, up to 10% of the Accumulation Value on the last Contract anniversary.

34	Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
				Front Load Contract	Back Load Contract
Waiver of Withdrawal Charge on Income Plans	Not Applicable	LL Series Withdrawal charge is not waived on benefits paid under a fixed life income plan.	MM Series There is no withdrawal charge on benefits paid under a fixed life income plan that takes effect on or after the tenth anniversary of the contract.	Not Applicable	The waiver of withdrawal charge on Income Plans is consistent with the current series.

Maximum Maturity Age	By Company practice, and as state law allows, the maximum maturity age is 98.

Fixed Options	The rates, Income Plans, transfer restrictions, and other features of the Fixed Options vary from series to series and state to state. See your Contract and any Contract amendment for details. You may not invest in any fixed option unless your Contract provides for a fixed investment option or if your Contract contains an amendment dated before January 1, 2013 providing for such a fixed investment option.

Expense Examples for Prior Contracts

The following Examples apply to contracts previously issued by the Company and are calculated under the same assumptions as the Examples for the current Contract. (See “Examples”). Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

JJ/KK Series Contracts Issued Prior to December 17, 1981

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$802	$1,278	$1,780	$3,152
Minimum Total Annual Portfolio Operating Expenses	$715	$960	$1,224	$1,977

LL/MM Series Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Assuming a surrender or annuitization, just before the end of each time period, to a fixed income plan prior to the 10th contract anniversary or a period certain income plan for a period of less than 5 years; i.e., where a withdrawal charge would apply
	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,067	$1,478	$1,914	$3,223
Minimum Total Annual Portfolio Operating Expenses	$975	$1,144	$1,338	$2,041

Assuming no surrender, no annuitization or assuming an annuitization to a fixed life income plan on or after the 10th contract anniversary, or if the proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years
	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$267	$878	$1,514	$3,223
Minimum Total Annual Portfolio Operating Expenses	$175	$544	$938	$2,041
Annual contract fee is reflected as	0.02%

QQ Series Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Back-Load Contract—(assuming a surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)
	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,067	$1,478	$1,914	$3,223
Minimum Total Annual Portfolio Operating Expenses	$975	$1,144	$1,338	$2,041

Back-Load Contract—(assuming no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)
	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$267	$878	$1,514	$3,223
Minimum Total Annual Portfolio Operating Expenses	$175	$544	$938	$2,041

Account B Prospectus	35

Front-Load Contract
	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$582	$1,020	$1,484	$2,762
Minimum Total Annual Portfolio Operating Expenses	$493	$693	$909	$1,530

	Front-Load Contract	Back-Load Contract
Annual contract fee is reflected as	0.00%	0.02%

36	Account B Prospectus

APPENDIX B—Accumulation Unit Values

The tables on the following pages present the Accumulation Unit Values for Contracts offered by means of this prospectus as well as contracts no longer offered for sale. The contracts no longer offered for sale are different in certain material respects from contracts offered currently. The values shown below for back-load version contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the back-load version Contracts described in this prospectus. Accumulation Units Values set forth below for front-load version Contracts issued on or after March 31, 2000 reflect the values of front-load version Accumulation Units as well as back-load version Class A Accumulation Units. See “Application of Purchase Payments,” “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates” for additional information regarding Class A and Class B Accumulation Units under the back-load version Contracts. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued On or After March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.964	$1.589	$1.558	$1.477	$1.362	$1.007	$0.896	$0.913	$0.816	$0.598
Number of Units Outstanding	47,828	49,703	50,834	51,962	52,329	52,702	53,543	51,554	48,351	46,640
Back-Load Version Class B
Accumulation Unit Value	$5.473	$4.460	$4.407	$4.209	$3.909	$2.913	$2.612	$2.680	$2.415	$1.782
Number of Units Outstanding	6,327	6,937	7,862	8,926	10,405	11,821	13,848	15,210	16,839	18,772
Focused Appreciation Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.966	$3.735	$3.545	$3.135	$2.879	$2.243	$1.876	$2.008	$1.846	$1.302
Number of Units Outstanding	67,870	72,766	77,312	79,125	69,400	57,576	48,035	38,580	31,060	25,872
Back-Load Version Class B
Accumulation Unit Value	$4.450	$3.372	$3.225	$2.873	$2.658	$2.087	$1.759	$1.896	$1.756	$1.248
Number of Units Outstanding	41,651	46,733	52,234	53,471	47,812	41,373	35,523	32,180	28,140	24,791
Large Cap Core Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.713	$1.379	$1.288	$1.335	$1.236	$0.966	$0.870	$0.885	$0.788	$0.612
Number of Units Outstanding	33,595	35,650	37,358	37,796	36,860	37,642	38,421	38,518	35,049	33,045
Back-Load Version Class B
Accumulation Unit Value	$3.949	$3.202	$3.014	$3.149	$2.937	$2.313	$2.098	$2.150	$1.928	$1.510
Number of Units Outstanding	5,975	6,989	7,949	9,205	10,810	12,293	14,311	15,432	15,622	15,871
Large Cap Blend Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.693	$1.429	$1.260	$1.298	$1.159	$0.890	$0.776	$0.799	$0.702	$0.554
Number of Units Outstanding	23,262	23,383	23,600	23,229	24,040	25,002	24,448	21,578	15,314	10,060
Back-Load Version Class B
Accumulation Unit Value	$1.563	$1.329	$1.181	$1.225	$1.102	$0.853	$0.750	$0.777	$0.688	$0.547
Number of Units Outstanding	11,142	13,183	15,526	17,592	19,006	20,190	21,180	18,757	13,723	8,394
Index 500 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.262	$1.871	$1.683	$1.672	$1.481	$1.127	$0.979	$0.965	$0.844	$0.671
Number of Units Outstanding	277,046	249,142	213,150	186,803	178,905	168,858	164,665	151,185	133,649	116,229
Back-Load Version Class B
Accumulation Unit Value	$9.937	$8.280	$7.503	$7.510	$6.702	$5.139	$4.495	$4.465	$3.935	$3.152
Number of Units Outstanding	29,583	29,040	26,780	25,883	28,174	30,450	32,612	34,120	34,147	31,586
Large Company Value Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.620	$1.465	$1.276	$1.334	$1.186	$0.908	$0.784	$0.776	$0.703	$0.585
Number of Units Outstanding	28,003	27,028	25,666	25,500	25,918	24,953	22,698	18,299	13,160	7,808
Back-Load Version Class B
Accumulation Unit Value	$1.495	$1.363	$1.196	$1.260	$1.128	$0.870	$0.757	$0.755	$0.689	$0.578
Number of Units Outstanding	17,028	19,240	22,175	23,744	24,527	23,465	21,641	18,115	11,997	5,269
Domestic Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.763	$2.441	$2.133	$2.146	$1.894	$1.420	$1.248	$1.243	$1.090	$0.846
Number of Units Outstanding	93,771	84,039	75,797	67,175	68,641	73,488	78,405	78,635	72,730	68,313
Back-Load Version Class B
Accumulation Unit Value	$2.444	$2.175	$1.915	$1.941	$1.726	$1.304	$1.155	$1.159	$1.024	$0.800
Number of Units Outstanding	44,153	39,992	35,376	35,867	40,734	47,425	51,217	56,516	57,619	58,923

Account B Prospectus	37

Accumulation Unit Values

Contracts Issued On or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Equity Income Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$3.276	$2.833	$2.389	$2.574	$2.408	$1.863	$1.597	$1.620	$1.412	$1.139
Number of Units Outstanding	95,714	101,139	110,078	103,832	88,110	70,821	54,584	38,707	30,620	25,467
Back-Load Version Class B
Accumulation Unit Value	$2.936	$2.557	$2.173	$2.359	$2.223	$1.733	$1.497	$1.529	$1.343	$1.091
Number of Units Outstanding	56,225	63,348	71,841	70,133	61,258	51,010	40,398	31,311	26,380	23,592
Mid Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.708	$1.427	$1.422	$1.419	$1.315	$1.052	$0.945	$1.012	$0.821	$0.625
Number of Units Outstanding	41,210	41,970	43,367	44,622	44,459	44,733	46,391	45,249	44,364	42,061
Back-Load Version Class B
Accumulation Unit Value	$9.489	$7.987	$8.021	$8.064	$7.526	$6.071	$5.491	$5.925	$4.844	$3.713
Number of Units Outstanding	3,012	3,397	3,843	4,434	5,126	5,796	6,721	7,575	8,452	9,319
Index 400 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.273	$3.703	$3.092	$3.183	$2.924	$2.206	$1.885	$1.932	$1.537	$1.128
Number of Units Outstanding	54,489	49,864	44,846	40,577	39,859	37,695	37,464	35,090	33,031	30,392
Back-Load Version Class B
Accumulation Unit Value	$4.705	$4.109	$3.456	$3.585	$3.317	$2.522	$2.171	$2.242	$1.797	$1.328
Number of Units Outstanding	21,709	20,604	19,159	19,061	20,801	22,937	25,104	27,688	31,057	34,471
Mid Cap Value Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.067	$3.655	$2.981	$3.036	$2.615	$2.018	$1.740	$1.759	$1.474	$1.202
Number of Units Outstanding	43,842	41,767	40,309	36,523	31,199	24,907	18,210	13,885	12,803	10,759
Back-Load Version Class B
Accumulation Unit Value	$3.644	$3.300	$2.711	$2.782	$2.414	$1.877	$1.630	$1.661	$1.402	$1.152
Number of Units Outstanding	27,087	26,961	26,597	25,526	22,243	18,369	14,243	12,222	11,505	11,290
Small Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.724	$2.251	$2.015	$2.019	$1.868	$1.354	$1.243	$1.285	$1.026	$0.786
Number of Units Outstanding	44,067	43,967	42,704	41,448	42,188	44,301	46,973	46,925	44,629	41,975
Back-Load Version Class B
Accumulation Unit Value	$5.158	$4.295	$3.874	$3.910	$3.644	$2.662	$2.462	$2.565	$2.063	$1.593
Number of Units Outstanding	9,544	10,247	10,915	12,085	13,873	16,346	18,989	20,931	22,600	23,632
Index 600 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.326	$2.070	$1.649	$1.697	$1.619	$1.157	$1.004	$1.000	$0.798	$0.641
Number of Units Outstanding	35,073	29,220	23,049	18,422	17,339	15,087	12,441	9,158	6,218	4,911
Back-Load Version Class B
Accumulation Unit Value	$2.147	$1.925	$1.545	$1.602	$1.540	$1.109	$0.970	$0.973	$0.783	$0.633
Number of Units Outstanding	20,683	18,326	15,159	12,465	12,040	10,478	8,963	6,927	4,783	2,954
Small Cap Value Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.393	$3.954	$3.002	$3.191	$3.200	$2.440	$2.108	$2.148	$1.770	$1.388
Number of Units Outstanding	45,732	48,758	52,620	51,327	46,206	43,015	38,990	34,454	30,128	26,805
Back-Load Version Class B
Accumulation Unit Value	$3.885	$3.523	$2.695	$2.886	$2.915	$2.240	$1.950	$2.002	$1.662	$1.313
Number of Units Outstanding	24,450	28,622	32,475	34,247	32,659	32,267	31,679	31,409	31,224	30,311
International Growth Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.228	$1.722	$1.792	$1.832	$1.929	$1.618	$1.378	$1.595	$1.377	$1.124
Number of Units Outstanding	120,865	116,811	103,027	88,111	72,929	62,178	50,738	41,144	36,165	32,932
Back-Load Version Class B
Accumulation Unit Value	$1.970	$1.534	$1.608	$1.657	$1.757	$1.485	$1.275	$1.487	$1.293	$1.063
Number of Units Outstanding	73,347	72,896	66,907	60,199	53,547	48,306	42,469	38,896	37,404	35,555
Research International Core Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.214	$0.951	$0.967	$0.983	$1.059	$0.895	$0.770	$0.865	$0.782	$0.601
Number of Units Outstanding	205,283	195,764	164,967	133,991	96,620	65,898	34,176	14,667	9,828	6,128
Back-Load Version Class B
Accumulation Unit Value	$1.120	$0.885	$0.906	$0.928	$1.007	$0.857	$0.744	$0.841	$0.767	$0.594
Number of Units Outstanding	127,919	124,308	109,696	91,172	65,004	43,981	21,956	10,508	7,437	4,663

38	Account B Prospectus

Accumulation Unit Values

Contracts Issued On or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
International Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.250	$1.849	$1.806	$1.856	$2.045	$1.693	$1.401	$1.566	$1.461	$1.103
Number of Units Outstanding	249,388	249,829	229,747	207,866	182,170	172,532	159,611	138,585	115,708	101,360
Back-Load Version Class B
Accumulation Unit Value	$4.479	$3.708	$3.649	$3.778	$4.195	$3.500	$2.916	$3.285	$3.089	$2.350
Number of Units Outstanding	57,479	60,627	59,510	58,329	55,598	55,121	54,071	51,078	47,103	45,779
Emerging Markets Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.173	$0.922	$0.849	$0.973	$1.043	$1.105	$0.935	$1.155	$0.935	$0.554
Number of Units Outstanding	272,218	256,443	229,818	176,933	130,191	86,469	56,054	29,862	19,438	11,405
Back-Load Version Class B
Accumulation Unit Value	$1.083	$0.857	$0.796	$0.918	$0.992	$1.059	$0.902	$1.123	$0.917	$0.547
Number of Units Outstanding	164,370	160,081	148,037	118,979	89,199	59,919	39,876	25,765	18,492	10,917
Government Money Market Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.243	$1.242	$1.246	$1.253	$1.258	$1.263	$1.268	$1.272	$1.275	$1.271
Number of Units Outstanding	102,606	114,431	76,941	69,016	74,250	68,507	66,372	59,280	67,658	69,700
Back-Load Version Class B
Accumulation Unit Value	$2.782	$2.800	$2.832	$2.867	$2.901	$2.935	$2.967	$3.000	$3.029	$3.044
Number of Units Outstanding	15,216	18,181	18,272	18,037	22,820	20,755	25,194	21,586	25,936	29,545
Short-Term Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.199	$1.189	$1.175	$1.173	$1.174	$1.174	$1.156	$1.155	$1.120	$1.050
Number of Units Outstanding	110,743	96,324	88,741	82,582	64,209	45,637	33,706	20,512	10,703	3,565
Back-Load Version Class B
Accumulation Unit Value	$1.107	$1.106	$1.102	$1.107	$1.117	$1.125	$1.116	$1.124	$1.098	$1.037
Number of Units Outstanding	52,574	53,213	50,630	51,088	44,324	32,268	22,142	16,155	8,621	4,070
Select Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.293	$2.225	$2.170	$2.169	$2.065	$2.121	$2.031	$1.905	$1.796	$1.651
Number of Units Outstanding	410,809	372,327	355,215	331,664	300,941	261,881	222,376	195,157	160,992	144,566
Back-Load Version Class B
Accumulation Unit Value	$14.253	$13.932	$13.689	$13.788	$13.225	$13.687	$13.204	$12.476	$11.852	$10.973
Number of Units Outstanding	29,140	28,347	28,239	28,120	26,711	24,522	21,581	20,800	18,712	18,790
Long-Term U.S. Government Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.961	$1.820	$1.810	$1.846	$1.499	$1.737	$1.683	$1.312	$1.192	$1.288
Number of Units Outstanding	24,796	23,636	21,852	21,617	21,694	21,691	20,527	18,179	12,702	10,395
Back-Load Version Class B
Accumulation Unit Value	$1.810	$1.693	$1.696	$1.743	$1.426	$1.665	$1.625	$1.276	$1.168	$1.272
Number of Units Outstanding	13,314	15,219	15,972	17,827	17,210	18,211	17,652	15,390	13,310	13,184
Inflation Protection Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.397	$1.356	$1.302	$1.338	$1.303	$1.429	$1.338	$1.201	$1.143	$1.045
Number of Units Outstanding	123,867	108,250	101,107	91,384	78,874	64,522	46,328	30,416	18,186	10,273
Back-Load Version Class B
Accumulation Unit Value	$1.290	$1.261	$1.220	$1.263	$1.240	$1.370	$1.292	$1.169	$1.121	$1.032
Number of Units Outstanding	67,131	64,177	63,902	61,636	54,890	47,050	34,320	24,103	15,985	8,156
High Yield Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$3.021	$2.841	$2.491	$2.538	$2.521	$2.394	$2.113	$2.030	$1.781	$1.231
Number of Units Outstanding	80,971	75,572	76,193	71,079	61,702	52,210	42,778	34,717	29,603	27,971
Back-Load Version Class B
Accumulation Unit Value	$3.954	$3.745	$3.309	$3.397	$3.400	$3.253	$2.892	$2.800	$2.475	$1.723
Number of Units Outstanding	30,178	30,677	32,245	32,293	29,108	24,988	21,533	19,631	18,456	18,831
Multi-Sector Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.780	$1.651	$1.493	$1.535	$1.494	$1.526	$1.334	$1.277	$1.134	$0.934
Number of Units Outstanding	222,661	191,038	173,469	149,804	126,525	96,185	69,685	47,048	26,843	15,891
Back-Load Version Class B
Accumulation Unit Value	$1.644	$1.535	$1.400	$1.449	$1.421	$1.462	$1.288	$1.242	$1.111	$0.922
Number of Units Outstanding	123,598	115,707	110,661	103,875	89,152	69,336	49,191	34,581	20,795	12,961

Account B Prospectus	39

Accumulation Unit Values

Contracts Issued On or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Balanced Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.054	$1.843	$1.738	$1.749	$1.665	$1.493	$1.368	$1.346	$1.208	$1.000
Number of Units Outstanding	209,859	207,978	207,150	202,325	191,704	178,530	173,529	163,114	151,993	142,488
Back-Load Version Class B
Accumulation Unit Value	$13.690	$12.378	$11.759	$11.922	$11.435	$10.331	$9.537	$9.456	$8.553	$7.131
Number of Units Outstanding	13,443	14,354	14,525	15,383	15,894	16,479	17,713	18,266	19,303	21,594
Asset Allocation Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.327	$2.036	$1.898	$1.916	$1.831	$1.577	$1.428	$1.436	$1.277	$1.010
Number of Units Outstanding	42,134	42,706	43,387	42,894	41,395	39,665	39,614	37,622	36,177	38,605
Back-Load Version Class B
Accumulation Unit Value	$2.058	$1.814	$1.704	$1.733	$1.668	$1.448	$1.321	$1.338	$1.199	$0.955
Number of Units Outstanding	20,097	22,143	24,263	26,886	29,224	32,536	37,252	43,610	48,373	52,211

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$5.283	$4.404	$3.955	$4.041	$3.830	$2.833	$2.485	$2.802	$2.190	$1.575
Number of Units Outstanding	49,616	52,617	54,985	54,086	50,661	48,315	44,008	37,957	32,399	28,531
Back-Load Version Class B
Accumulation Unit Value	$4.733	$3.976	$3.597	$3.703	$3.536	$2.635	$2.329	$2.645	$2.083	$1.510
Number of Units Outstanding	26,089	30,035	33,343	35,482	35,364	35,580	34,228	32,751	30,039	28,377
VIP Contrafund® Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.089	$1.727	$1.611	$1.612	$1.451	$1.114	$0.964	$0.996	$0.856	$0.635
Number of Units Outstanding	153,329	150,495	141,501	129,299	116,770	97,518	74,946	53,827	37,432	24,650
Back-Load Version Class B
Accumulation Unit Value	$1.929	$1.606	$1.510	$1.522	$1.380	$1.067	$0.931	$0.969	$0.839	$0.627
Number of Units Outstanding	93,630	96,730	95,622	90,661	81,240	68,858	54,473	41,463	29,565	19,609

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.998	$1.696	$1.551	$1.566	$1.426	$1.041	$0.943	$0.978	$0.800	$0.612
Number of Units Outstanding	84,839	83,430	80,460	72,705	58,090	41,874	21,412	6,531	4,013	2,546
Back-Load Version Class B
Accumulation Unit Value	$1.845	$1.577	$1.454	$1.479	$1.356	$0.998	$0.911	$0.951	$0.784	$0.604
Number of Units Outstanding	57,904	58,599	58,755	53,271	41,695	29,698	15,867	5,852	3,503	2,401

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.091	$1.740	$1.580	$1.571	$1.413	$1.069	$0.928	$0.948	$0.818	$0.625
Number of Units Outstanding	41,510	45,186	49,639	52,848	55,232	57,177	61,271	61,174	62,161	63,381
Back-Load Version Class B
Accumulation Unit Value	$1.934	$1.621	$1.484	$1.486	$1.347	$1.026	$0.898	$0.924	$0.803	$0.619
Number of Units Outstanding	13,220	16,205	19,013	23,565	28,704	34,313	41,452	47,301	50,708	54,356
U.S. Small Cap Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.677	$2.330	$1.973	$2.137	$2.115	$1.518	$1.317	$1.382	$1.112	$0.851
Number of Units Outstanding	12,420	13,527	14,904	15,234	15,788	16,079	16,666	16,553	16,502	15,967
Back-Load Version Class B
Accumulation Unit Value	$2.734	$2.397	$2.045	$2.231	$2.225	$1.609	$1.407	$1.487	$1.206	$0.929
Number of Units Outstanding	4,295	5,076	5,908	7,196	8,561	9,579	11,242	12,637	13,502	14,367

40	Account B Prospectus

Accumulation Unit Values

Contracts Issued On or After March 31, 2000 (continued)

Russell Investment Funds (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
International Developed Markets Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.637	$1.316	$1.292	$1.316	$1.384	$1.141	$0.957	$1.104	$0.996	$0.791
Number of Units Outstanding	55,369	56,720	57,081	55,770	53,402	54,845	56,375	52,422	48,665	47,712
Back-Load Version Class B
Accumulation Unit Value	$1.779	$1.442	$1.426	$1.463	$1.551	$1.288	$1.088	$1.265	$1.150	$0.920
Number of Units Outstanding	16,811	19,082	19,854	22,231	25,320	29,436	32,957	34,107	34,177	35,561
Strategic Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.253	$2.180	$2.125	$2.139	$2.039	$2.079	$1.928	$1.851	$1.691	$1.467
Number of Units Outstanding	159,186	146,027	139,613	127,860	107,003	86,024	65,554	54,074	45,842	46,153
Back-Load Version Class B
Accumulation Unit Value	$1.972	$1.922	$1.888	$1.914	$1.838	$1.889	$1.765	$1.707	$1.571	$1.373
Number of Units Outstanding	88,976	87,677	88,333	85,107	74,614	62,279	50,812	45,066	40,465	41,709
Global Real Estate Securities Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.980	$4.477	$4.367	$4.378	$3.835	$3.718	$2.930	$3.168	$2.590	$2.019
Number of Units Outstanding	71,455	66,702	63,600	59,947	53,786	46,235	42,360	35,993	33,487	27,986
Back-Load Version Class B
Accumulation Unit Value	$4.084	$3.699	$3.635	$3.672	$3.240	$3.165	$2.513	$2.737	$2.255	$1.771
Number of Units Outstanding	42,061	41,765	41,709	41,879	40,043	36,458	35,240	33,545	34,423	31,813

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.570	$1.436	$1.339	$1.369	$1.312	$1.235	$1.118	$1.122	$1.001	$0.822
Number of Units Outstanding	32,436	30,447	32,610	31,927	30,988	29,286	26,290	19,099	14,143	8,273
Back-Load Version Class B
Accumulation Unit Value	$1.449	$1.335	$1.255	$1.293	$1.248	$1.184	$1.079	$1.091	$0.981	$0.811
Number of Units Outstanding	18,293	21,940	24,728	27,470	25,486	23,611	21,174	14,573	9,449	6,786
Balanced Strategy Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.569	$1.408	$1.297	$1.334	$1.282	$1.146	$1.020	$1.050	$0.925	$0.741
Number of Units Outstanding	84,768	87,680	93,896	98,069	97,824	92,313	83,402	63,864	47,456	33,565
Back-Load Version Class B
Accumulation Unit Value	$1.448	$1.309	$1.215	$1.260	$1.219	$1.098	$0.985	$1.021	$0.907	$0.732
Number of Units Outstanding	58,704	66,678	75,329	82,438	81,840	75,692	66,986	50,806	37,239	24,886
Growth Strategy Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.520	$1.320	$1.209	$1.257	$1.218	$1.050	$0.924	$0.975	$0.851	$0.665
Number of Units Outstanding	60,308	64,837	67,786	68,713	66,872	59,515	52,783	40,696	29,645	21,352
Back-Load Version Class B
Accumulation Unit Value	$1.403	$1.228	$1.133	$1.187	$1.158	$1.006	$0.892	$0.948	$0.834	$0.657
Number of Units Outstanding	56,019	61,736	64,603	63,766	59,226	51,019	45,004	32,144	25,073	17,429
Equity Growth Strategy Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.443	$1.233	$1.118	$1.169	$1.135	$0.952	$0.828	$0.887	$0.774	$0.595
Number of Units Outstanding	13,486	13,213	15,872	16,212	15,751	16,172	16,841	13,157	8,940	7,487
Back-Load Version Class B
Accumulation Unit Value	$1.332	$1.147	$1.048	$1.104	$1.080	$0.913	$0.799	$0.863	$0.759	$0.587
Number of Units Outstanding	12,240	12,779	12,820	14,000	13,216	12,187	11,295	9,011	7,294	5,040

Account B Prospectus	41

Accumulation Unit Values

Contracts Issued On or After March 31, 2000 (continued)

Credit Suisse Trust

	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$4.853	$4.804	$4.310	$5.778	$6.991
Number of Units Outstanding	37,730	31,200	26,510	17,014	11,323
Back-Load Version Class B
Accumulation Unit Value	$4.616	$4.604	$4.162	$5.621	$6.852
Number of Units Outstanding	21,700	18,646	16,082	10,792	7,128

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 0.95%.

42	Account B Prospectus

Accumulation Unit Values

Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$6.132	$4.954	$4.855	$4.598	$4.234	$3.129	$2.782	$2.829	$2.528	$1.851
Number of Units Outstanding	4,554	4,917	5,362	5,905	6,460	7,009	7,867	8,881	10,072	12,347
Back-Load Version
Accumulation Unit Value	$5.473	$4.460	$4.407	$4.209	$3.909	$2.913	$2.612	$2.680	$2.415	$1.782
Number of Units Outstanding	14,784	16,226	17,493	18,928	20,285	22,073	24,727	27,233	30,063	33,365
Focused Appreciation Division
Front-Load Version
Accumulation Unit Value	$5.038	$3.786	$3.590	$3.172	$2.910	$2.265	$1.893	$2.024	$1.858	$1.310
Number of Units Outstanding	2,016	2,320	2,543	2,915	3,030	3,329	3,502	3,671	3,829	4,015
Back-Load Version
Accumulation Unit Value	$4.450	$3.372	$3.225	$2.873	$2.658	$2.087	$1.759	$1.896	$1.756	$1.248
Number of Units Outstanding	7,814	8,072	9,150	9,240	9,834	10,183	10,746	11,558	11,984	11,507
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$4.423	$3.557	$3.320	$3.438	$3.180	$2.483	$2.233	$2.270	$2.018	$1.567
Number of Units Outstanding	3,605	4,058	4,452	4,862	5,411	5,954	6,759	7,903	8,929	10,824
Back-Load Version
Accumulation Unit Value	$3.949	$3.202	$3.014	$3.149	$2.937	$2.313	$2.098	$2.150	$1.928	$1.510
Number of Units Outstanding	14,613	16,238	17,527	19,203	20,772	22,718	25,415	28,063	30,485	33,324
Large Cap Blend Division
Front-Load Version
Accumulation Unit Value	$1.711	$1.443	$1.271	$1.308	$1.166	$0.895	$0.780	$0.801	$0.704	$0.555
Number of Units Outstanding	1,030	1,229	1,345	1,458	1,624	1,596	2,076	1,905	1,708	1,066
Back-Load Version
Accumulation Unit Value	$1.563	$1.329	$1.181	$1.225	$1.102	$0.853	$0.750	$0.777	$0.688	$0.547
Number of Units Outstanding	3,137	3,497	3,909	4,347	4,665	4,798	4,670	4,700	3,690	2,825
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$7.360	$6.081	$5.464	$5.423	$4.799	$3.649	$3.165	$3.117	$2.724	$2.164
Number of Units Outstanding	10,533	11,403	12,257	13,572	14,911	16,069	17,647	19,914	21,820	24,817
Back-Load Version
Accumulation Unit Value	$9.937	$8.280	$7.503	$7.510	$6.702	$5.139	$4.495	$4.465	$3.935	$3.152
Number of Units Outstanding	24,629	26,358	28,426	30,187	32,290	34,889	38,419	42,228	46,935	51,653
Large Company Value Division
Front-Load Version
Accumulation Unit Value	$1.637	$1.479	$1.287	$1.344	$1.194	$0.913	$0.787	$0.779	$0.705	$0.586
Number of Units Outstanding	1,008	1,004	1,113	1,207	1,344	1,180	1,198	1,279	1,004	656
Back-Load Version
Accumulation Unit Value	$1.495	$1.363	$1.196	$1.260	$1.128	$0.870	$0.757	$0.755	$0.689	$0.578
Number of Units Outstanding	3,712	3,856	4,536	4,909	5,711	5,062	4,367	4,044	3,412	1,940
Domestic Equity Division
Front-Load Version
Accumulation Unit Value	$2.808	$2.478	$2.164	$2.175	$1.917	$1.436	$1.261	$1.255	$1.099	$0.852
Number of Units Outstanding	4,284	4,588	4,890	5,463	6,324	7,939	8,625	10,522	11,612	13,240
Back-Load Version
Accumulation Unit Value	$2.444	$2.175	$1.915	$1.941	$1.726	$1.304	$1.155	$1.159	$1.024	$0.800
Number of Units Outstanding	14,064	14,891	15,394	16,400	17,696	19,977	22,081	24,420	26,279	28,199
Equity Income Division
Front-Load Version
Accumulation Unit Value	$3.324	$2.871	$2.419	$2.604	$2.434	$1.881	$1.611	$1.632	$1.421	$1.145
Number of Units Outstanding	2,912	3,324	4,029	4,483	4,742	4,853	4,499	4,075	3,953	3,629
Back-Load Version
Accumulation Unit Value	$2.936	$2.557	$2.173	$2.359	$2.223	$1.733	$1.497	$1.529	$1.343	$1.091
Number of Units Outstanding	9,474	10,193	11,017	11,867	11,968	11,444	11,653	10,702	10,632	10,304
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$5.420	$4.524	$4.505	$4.491	$4.156	$3.324	$2.981	$3.190	$2.586	$1.966
Number of Units Outstanding	6,007	6,470	7,086	7,792	8,595	9,422	10,450	12,037	13,106	15,151
Back-Load Version
Accumulation Unit Value	$9.489	$7.987	$8.021	$8.064	$7.526	$6.071	$5.491	$5.925	$4.844	$3.713
Number of Units Outstanding	12,057	13,243	14,204	15,462	16,708	18,172	20,158	22,159	24,804	27,325

Account B Prospectus	43

Accumulation Unit Values

Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Index 400 Stock Division
Front-Load Version
Accumulation Unit Value	$5.512	$4.772	$3.980	$4.094	$3.757	$2.832	$2.417	$2.475	$1.967	$1.442
Number of Units Outstanding	3,666	3,733	4,213	4,404	4,789	5,067	5,645	6,461	6,985	7,918
Back-Load Version
Accumulation Unit Value	$4.705	$4.109	$3.456	$3.585	$3.317	$2.522	$2.171	$2.242	$1.797	$1.328
Number of Units Outstanding	10,951	11,483	12,182	13,105	13,962	15,260	17,439	19,342	21,145	24,136
Mid Cap Value Division
Front-Load Version
Accumulation Unit Value	$4.126	$3.705	$3.019	$3.072	$2.643	$2.037	$1.755	$1.772	$1.484	$1.209
Number of Units Outstanding	1,346	1,530	1,549	1,590	1,694	1,868	1,751	1,801	1,901	2,038
Back-Load Version
Accumulation Unit Value	$3.644	$3.300	$2.711	$2.782	$2.414	$1.877	$1.630	$1.661	$1.402	$1.152
Number of Units Outstanding	4,695	4,744	4,873	5,206	5,189	5,192	5,258	5,329	5,504	5,483
Small Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$6.042	$4.989	$4.462	$4.466	$4.127	$2.989	$2.742	$2.831	$2.259	$1.729
Number of Units Outstanding	2,049	2,217	2,511	2,764	3,108	3,596	3,957	4,669	5,240	5,983
Back-Load Version
Accumulation Unit Value	$5.158	$4.295	$3.874	$3.910	$3.644	$2.662	$2.462	$2.565	$2.063	$1.593
Number of Units Outstanding	7,015	7,725	8,604	9,093	10,030	11,116	12,551	13,908	15,369	16,766
Index 600 Stock Division
Front-Load Version
Accumulation Unit Value	$2.350	$2.090	$1.663	$1.710	$1.630	$1.163	$1.009	$1.004	$0.801	$0.642
Number of Units Outstanding	1,701	1,729	1,701	1,594	1,435	1,263	1,215	1,346	1,095	731
Back-Load Version
Accumulation Unit Value	$2.147	$1.925	$1.545	$1.602	$1.540	$1.109	$0.970	$0.973	$0.783	$0.633
Number of Units Outstanding	4,506	4,242	3,784	3,639	3,884	3,049	2,537	2,118	1,697	1,031
Small Cap Value Division
Front-Load Version
Accumulation Unit Value	$4.465	$4.015	$3.045	$3.233	$3.239	$2.468	$2.130	$2.168	$1.785	$1.398
Number of Units Outstanding	1,990	2,284	2,497	2,996	3,183	3,709	4,215	4,747	5,273	5,640
Back-Load Version
Accumulation Unit Value	$3.885	$3.523	$2.695	$2.886	$2.915	$2.240	$1.950	$2.002	$1.662	$1.313
Number of Units Outstanding	7,213	8,146	8,678	9,422	10,107	10,583	11,703	13,068	13,965	14,701
International Growth Division
Front-Load Version
Accumulation Unit Value	$2.264	$1.748	$1.817	$1.857	$1.952	$1.636	$1.392	$1.610	$1.388	$1.132
Number of Units Outstanding	3,186	3,359	3,488	3,531	3,815	3,983	4,398	4,726	5,138	5,849
Back-Load Version
Accumulation Unit Value	$1.970	$1.534	$1.608	$1.657	$1.757	$1.485	$1.275	$1.487	$1.293	$1.063
Number of Units Outstanding	12,022	12,455	12,613	12,817	13,289	14,003	14,675	15,372	15,934	16,063
Research International Core Division
Front-Load Version
Accumulation Unit Value	$1.226	$0.960	$0.975	$0.990	$1.066	$0.900	$0.774	$0.868	$0.785	$0.602
Number of Units Outstanding	4,214	3,854	3,656	3,606	3,006	2,799	1,941	1,033	977	666
Back-Load Version
Accumulation Unit Value	$1.120	$0.885	$0.906	$0.928	$1.007	$0.857	$0.744	$0.841	$0.767	$0.594
Number of Units Outstanding	10,678	10,124	9,818	8,598	7,002	5,811	4,062	3,119	2,698	2,088
International Equity Division
Front-Load Version
Accumulation Unit Value	$4.460	$3.661	$3.573	$3.668	$4.039	$3.341	$2.760	$3.083	$2.874	$2.168
Number of Units Outstanding	8,402	9,074	9,815	10,666	11,518	12,785	14,198	16,050	17,405	19,782
Back-Load Version
Accumulation Unit Value	$4.479	$3.708	$3.649	$3.778	$4.195	$3.500	$2.916	$3.285	$3.089	$2.350
Number of Units Outstanding	25,143	27,032	28,584	30,430	32,155	34,616	38,134	41,254	44,277	48,122
Emerging Markets Equity Division
Front-Load Version
Accumulation Unit Value	$1.185	$0.931	$0.857	$0.980	$1.050	$1.111	$0.939	$1.159	$0.938	$0.555
Number of Units Outstanding	6,389	6,223	6,656	6,205	5,457	4,769	4,380	4,100	2,892	1,680
Back-Load Version
Accumulation Unit Value	$1.083	$0.857	$0.796	$0.918	$0.992	$1.059	$0.902	$1.123	$0.917	$0.547
Number of Units Outstanding	18,154	17,035	16,662	15,136	13,658	12,046	10,370	8,730	7,147	4,478

44	Account B Prospectus

Accumulation Unit Values

Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Government Money Market Division
Front-Load Version
Accumulation Unit Value	$1.614	$1.611	$1.615	$1.621	$1.627	$1.632	$1.636	$1.640	$1.642	$1.636
Number of Units Outstanding	5,399	7,650	7,865	8,850	9,784	11,936	12,842	12,307	17,201	20,774
Back-Load Version
Accumulation Unit Value	$2.782	$2.800	$2.832	$2.867	$2.901	$2.935	$2.967	$3.000	$3.029	$3.044
Number of Units Outstanding	6,858	8,522	8,479	9,307	11,404	12,519	14,527	14,286	17,979	21,270
Short-Term Bond Division
Front-Load Version
Accumulation Unit Value	$1.212	$1.201	$1.186	$1.182	$1.182	$1.180	$1.161	$1.159	$1.123	$1.052
Number of Units Outstanding	3,794	3,759	3,406	3,598	3,595	3,450	2,510	1,925	1,355	576
Back-Load Version
Accumulation Unit Value	$1.107	$1.106	$1.102	$1.107	$1.117	$1.125	$1.116	$1.124	$1.098	$1.037
Number of Units Outstanding	10,149	9,598	9,289	9,487	8,309	7,153	5,774	5,513	3,755	1,785
Select Bond Division
Front-Load Version
Accumulation Unit Value	$3.159	$3.062	$2.983	$2.979	$2.833	$2.907	$2.781	$2.606	$2.455	$2.253
Number of Units Outstanding	12,833	13,477	14,598	15,709	17,091	18,421	18,676	20,295	20,581	22,630
Back-Load Version
Accumulation Unit Value	$14.253	$13.932	$13.689	$13.788	$13.225	$13.687	$13.204	$12.476	$11.852	$10.973
Number of Units Outstanding	7,559	7,602	8,011	8,399	8,758	9,165	9,501	10,159	10,225	10,606
Long-Term U.S. Government Bond Division
Front-Load Version
Accumulation Unit Value	$1.982	$1.838	$1.825	$1.860	$1.509	$1.747	$1.691	$1.317	$1.195	$1.290
Number of Units Outstanding	1,144	1,249	979	1,105	1,192	1,670	1,648	1,322	1,215	1,170
Back-Load Version
Accumulation Unit Value	$1.810	$1.693	$1.696	$1.743	$1.426	$1.665	$1.625	$1.276	$1.168	$1.272
Number of Units Outstanding	3,391	4,149	3,923	3,975	4,050	5,590	5,351	4,808	4,599	6,092
Inflation Protection Division
Front-Load Version
Accumulation Unit Value	$1.412	$1.369	$1.313	$1.348	$1.312	$1.437	$1.344	$1.206	$1.146	$1.046
Number of Units Outstanding	3,780	3,785	3,894	4,097	4,590	4,480	4,147	3,449	2,475	1,788
Back-Load Version
Accumulation Unit Value	$1.290	$1.261	$1.220	$1.263	$1.240	$1.370	$1.292	$1.169	$1.121	$1.032
Number of Units Outstanding	8,858	8,101	7,821	8,321	8,965	10,523	8,803	7,134	5,642	4,675
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$4.494	$4.221	$3.699	$3.765	$3.736	$3.544	$3.125	$2.999	$2.629	$1.815
Number of Units Outstanding	3,426	3,736	4,009	4,488	4,594	4,959	5,336	5,603	5,917	7,388
Back-Load Version
Accumulation Unit Value	$3.954	$3.745	$3.309	$3.397	$3.400	$3.253	$2.892	$2.800	$2.475	$1.723
Number of Units Outstanding	10,620	11,113	11,673	12,468	12,909	13,718	14,511	15,463	16,496	17,990
Multi-Sector Bond Division
Front-Load Version
Accumulation Unit Value	$1.799	$1.667	$1.506	$1.547	$1.504	$1.534	$1.340	$1.282	$1.137	$0.935
Number of Units Outstanding	5,697	5,883	5,818	5,942	5,834	5,494	4,621	3,640	2,443	1,568
Back-Load Version
Accumulation Unit Value	$1.644	$1.535	$1.400	$1.449	$1.421	$1.462	$1.288	$1.242	$1.111	$0.922
Number of Units Outstanding	17,510	15,992	15,205	15,201	14,312	13,348	11,024	8,448	5,895	3,548
Balanced Division
Front-Load Version
Accumulation Unit Value	$4.519	$4.051	$3.817	$3.837	$3.649	$3.269	$2.992	$2.942	$2.638	$2.181
Number of Units Outstanding	13,297	14,332	16,123	17,992	19,140	21,444	23,208	25,982	29,834	34,158
Back-Load Version
Accumulation Unit Value	$13.690	$12.378	$11.759	$11.922	$11.435	$10.331	$9.537	$9.456	$8.553	$7.131
Number of Units Outstanding	15,469	16,681	18,171	19,576	20,985	22,326	24,090	26,277	28,859	32,197
Asset Allocation Division
Front-Load Version
Accumulation Unit Value	$2.365	$2.067	$1.925	$1.941	$1.854	$1.595	$1.443	$1.450	$1.288	$1.017
Number of Units Outstanding	2,564	2,884	3,065	3,284	3,681	3,910	4,203	4,727	5,548	8,017
Back-Load Version
Accumulation Unit Value	$2.058	$1.814	$1.704	$1.733	$1.668	$1.448	$1.321	$1.338	$1.199	$0.955
Number of Units Outstanding	12,444	12,782	14,317	15,553	16,439	17,464	18,878	19,910	21,432	23,822

Account B Prospectus	45

Accumulation Unit Values

Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000 (continued)

Fidelity® Variable Insurance Products

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Front-Load Version
Accumulation Unit Value	$5.360	$4.464	$4.005	$4.087	$3.870	$2.860	$2.507	$2.823	$2.205	$1.584
Number of Units Outstanding	2,021	2,265	2,643	3,021	3,247	3,554	3,734	4,152	4,156	4,343
Back-Load Version
Accumulation Unit Value	$4.733	$3.976	$3.597	$3.703	$3.536	$2.635	$2.329	$2.645	$2.083	$1.510
Number of Units Outstanding	6,659	7,387	8,135	8,910	9,657	10,172	10,989	11,809	12,053	11,918
VIP Contrafund® Division
Front-Load Version
Accumulation Unit Value	$2.111	$1.743	$1.625	$1.624	$1.461	$1.120	$0.968	$1.000	$0.859	$0.636
Number of Units Outstanding	3,409	3,729	4,371	4,649	4,700	4,781	4,686	3,770	3,253	2,825
Back-Load Version
Accumulation Unit Value	$1.929	$1.606	$1.510	$1.522	$1.380	$1.067	$0.931	$0.969	$0.839	$0.627
Number of Units Outstanding	11,887	12,047	12,562	12,831	12,929	12,924	12,059	10,848	9,960	8,326

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Front-Load Version
Accumulation Unit Value	$2.019	$1.712	$1.564	$1.578	$1.435	$1.047	$0.948	$0.982	$0.802	$0.613
Number of Units Outstanding	1,568	1,719	1,841	1,941	1,885	1,718	1,369	744	589	499
Back-Load Version
Accumulation Unit Value	$1.845	$1.577	$1.454	$1.479	$1.356	$0.998	$0.911	$0.951	$0.784	$0.604
Number of Units Outstanding	4,465	4,671	5,028	5,002	4,615	4,039	3,016	1,827	1,502	1,216

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Front-Load Version
Accumulation Unit Value	$2.265	$1.883	$1.709	$1.697	$1.525	$1.152	$1.000	$1.020	$0.879	$0.672
Number of Units Outstanding	3,824	4,401	4,946	5,632	6,746	7,346	8,992	11,021	12,050	14,726
Back-Load Version
Accumulation Unit Value	$1.934	$1.621	$1.484	$1.486	$1.347	$1.026	$0.898	$0.924	$0.803	$0.619
Number of Units Outstanding	10,917	11,878	13,061	14,314	15,746	17,153	19,251	21,204	23,084	25,272
U.S. Small Cap Equity Division
Front-Load Version
Accumulation Unit Value	$3.202	$2.784	$2.356	$2.548	$2.519	$1.807	$1.566	$1.641	$1.320	$1.008
Number of Units Outstanding	1,119	1,275	1,539	1,774	2,023	2,232	2,698	3,114	3,487	4,572
Back-Load Version
Accumulation Unit Value	$2.734	$2.397	$2.045	$2.231	$2.225	$1.609	$1.407	$1.487	$1.206	$0.929
Number of Units Outstanding	3,215	3,707	4,115	4,584	5,225	5,742	6,325	6,945	7,608	8,203
International Developed Markets Division
Front-Load Version
Accumulation Unit Value	$2.084	$1.674	$1.642	$1.671	$1.756	$1.446	$1.212	$1.397	$1.258	$0.999
Number of Units Outstanding	3,418	4,033	4,188	4,412	5,056	5,631	6,418	7,338	7,490	8,528
Back-Load Version
Accumulation Unit Value	$1.779	$1.442	$1.426	$1.463	$1.551	$1.288	$1.088	$1.265	$1.150	$0.920
Number of Units Outstanding	8,626	9,507	9,862	10,355	11,171	12,298	13,873	14,910	15,766	16,596
Strategic Bond Division
Front-Load Version
Accumulation Unit Value	$2.310	$2.233	$2.174	$2.186	$2.081	$2.121	$1.965	$1.884	$1.719	$1.491
Number of Units Outstanding	5,728	5,774	5,698	6,078	5,966	5,832	5,973	6,107	6,258	6,818
Back-Load Version
Accumulation Unit Value	$1.972	$1.922	$1.888	$1.914	$1.838	$1.889	$1.765	$1.707	$1.571	$1.373
Number of Units Outstanding	14,458	14,527	14,642	14,702	14,432	14,335	13,716	13,771	12,949	13,540

46	Account B Prospectus

Accumulation Unit Values

Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000 (continued)

Russell Investment Funds (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Global Real Estate Securities Division
Front-Load Version
Accumulation Unit Value	$4.784	$4.296	$4.187	$4.194	$3.669	$3.554	$2.798	$3.022	$2.468	$1.922
Number of Units Outstanding	2,665	2,881	3,064	3,492	3,979	4,203	4,507	5,105	5,534	5,849
Back-Load Version
Accumulation Unit Value	$4.084	$3.699	$3.635	$3.672	$3.240	$3.165	$2.513	$2.737	$2.255	$1.771
Number of Units Outstanding	9,674	10,068	10,552	11,046	11,437	11,674	12,864	13,512	14,776	14,913

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Front-Load Version
Accumulation Unit Value	$1.586	$1.449	$1.351	$1.379	$1.321	$1.242	$1.123	$1.126	$1.004	$0.823
Number of Units Outstanding	1,612	1,380	1,421	1,426	1,613	2,110	1,942	1,647	1,025	942
Back-Load Version
Accumulation Unit Value	$1.449	$1.335	$1.255	$1.293	$1.248	$1.184	$1.079	$1.091	$0.981	$0.811
Number of Units Outstanding	4,732	4,685	5,073	5,787	5,808	5,668	4,563	4,277	2,956	2,537
Balanced Strategy Division
Front-Load Version
Accumulation Unit Value	$1.585	$1.421	$1.308	$1.344	$1.290	$1.152	$1.024	$1.054	$0.928	$0.742
Number of Units Outstanding	4,060	4,268	4,925	5,450	5,820	6,283	6,342	3,787	2,867	2,456
Back-Load Version
Accumulation Unit Value	$1.448	$1.309	$1.215	$1.260	$1.219	$1.098	$0.985	$1.021	$0.907	$0.732
Number of Units Outstanding	10,596	11,549	12,726	12,950	13,617	12,648	11,838	10,385	8,545	6,652
Growth Strategy Division
Front-Load Version
Accumulation Unit Value	$1.536	$1.333	$1.220	$1.267	$1.226	$1.056	$0.928	$0.978	$0.854	$0.666
Number of Units Outstanding	1,619	1,564	1,582	1,782	1,440	1,288	1,312	2,191	2,243	1,174
Back-Load Version
Accumulation Unit Value	$1.403	$1.228	$1.133	$1.187	$1.158	$1.006	$0.892	$0.948	$0.834	$0.657
Number of Units Outstanding	5,794	6,250	7,406	6,699	6,629	6,843	8,154	7,688	6,748	5,538
Equity Growth Strategy Division
Front-Load Version
Accumulation Unit Value	$1.458	$1.245	$1.128	$1.178	$1.143	$0.958	$0.831	$0.890	$0.776	$0.596
Number of Units Outstanding	348	676	1,085	1,200	1,179	1,302	1,279	1,507	1,723	1,819
Back-Load Version
Accumulation Unit Value	$1.332	$1.147	$1.048	$1.104	$1.080	$0.913	$0.799	$0.863	$0.759	$0.587
Number of Units Outstanding	2,180	2,409	2,406	2,459	2,464	2,310	2,226	2,409	1,715	1,634

Credit Suisse Trust
	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Front-Load Version
Accumulation Unit Value	$4.885	$4.831	$4.330	$5.799	$7.009
Number of Units Outstanding	641	596	610	482	402
Back-Load Version
Accumulation Unit Value	$4.616	$4.604	$4.162	$5.621	$6.852
Number of Units Outstanding	1,844	1,600	1,386	1,063	751

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 0.95%.

Account B Prospectus	47

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31,1995

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Accumulation Unit Value	$5.473	$4.460	$4.407	$4.209	$3.909	$2.913	$2.612	$2.680	$2.415	$1.782
Number of Units Outstanding	11,799	13,010	14,358	15,908	17,102	18,836	21,133	23,319	25,779	28,300
Focused Appreciation Division
Accumulation Unit Value	$4.450	$3.372	$3.225	$2.873	$2.658	$2.087	$1.759	$1.896	$1.756	$1.248
Number of Units Outstanding	9,340	9,933	11,075	11,667	12,332	12,560	13,214	14,331	15,129	15,395
Large Cap Core Stock Division
Accumulation Unit Value	$3.949	$3.202	$3.014	$3.149	$2.937	$2.313	$2.098	$2.150	$1.928	$1.510
Number of Units Outstanding	12,144	13,764	15,292	16,773	18,317	19,952	23,049	25,189	27,446	29,987
Large Cap Blend Division
Accumulation Unit Value	$1.563	$1.329	$1.181	$1.225	$1.102	$0.853	$0.750	$0.777	$0.688	$0.547
Number of Units Outstanding	4,656	5,116	5,962	6,169	6,474	6,175	6,488	6,484	5,846	4,120
Index 500 Stock Division
Accumulation Unit Value	$9.937	$8.280	$7.503	$7.510	$6.702	$5.139	$4.495	$4.465	$3.935	$3.152
Number of Units Outstanding	32,360	35,364	38,408	40,498	43,752	47,257	52,601	58,100	63,461	69,201
Large Company Value Division
Accumulation Unit Value	$1.495	$1.363	$1.196	$1.260	$1.128	$0.870	$0.757	$0.755	$0.689	$0.578
Number of Units Outstanding	6,696	7,237	7,685	8,308	8,864	7,777	6,199	6,571	4,737	3,358
Domestic Equity Division
Accumulation Unit Value	$2.444	$2.175	$1.915	$1.941	$1.726	$1.304	$1.155	$1.159	$1.024	$0.800
Number of Units Outstanding	19,054	20,523	21,003	22,837	25,017	27,238	31,246	35,611	37,915	40,529
Equity Income Division
Accumulation Unit Value	$2.936	$2.557	$2.173	$2.359	$2.223	$1.733	$1.497	$1.529	$1.343	$1.091
Number of Units Outstanding	14,115	15,671	17,802	19,203	19,758	19,058	19,821	18,526	18,514	18,755
Mid Cap Growth Stock Division
Accumulation Unit Value	$9.489	$7.987	$8.021	$8.064	$7.526	$6.071	$5.491	$5.925	$4.844	$3.713
Number of Units Outstanding	19,658	22,012	24,258	26,300	28,927	31,775	35,384	39,263	43,529	47,926
Index 400 Stock Division
Accumulation Unit Value	$4.705	$4.109	$3.456	$3.585	$3.317	$2.522	$2.171	$2.242	$1.797	$1.328
Number of Units Outstanding	14,492	15,922	16,413	17,258	18,888	19,317	21,338	23,051	25,187	28,439
Mid Cap Value Division
Accumulation Unit Value	$3.644	$3.300	$2.711	$2.782	$2.414	$1.877	$1.630	$1.661	$1.402	$1.152
Number of Units Outstanding	6,521	7,190	7,212	7,856	7,396	7,395	7,402	7,752	7,628	7,949
Small Cap Growth Stock Division
Accumulation Unit Value	$5.158	$4.295	$3.874	$3.910	$3.644	$2.662	$2.462	$2.565	$2.063	$1.593
Number of Units Outstanding	7,139	7,733	8,774	9,373	10,297	11,708	13,368	15,236	16,798	18,409
Index 600 Stock Division
Accumulation Unit Value	$2.147	$1.925	$1.545	$1.602	$1.540	$1.109	$0.970	$0.973	$0.783	$0.633
Number of Units Outstanding	7,826	7,196	6,681	6,783	6,552	4,691	4,125	3,978	2,846	1,836
Small Cap Value Division
Accumulation Unit Value	$3.885	$3.523	$2.695	$2.886	$2.915	$2.240	$1.950	$2.002	$1.662	$1.313
Number of Units Outstanding	9,948	11,288	12,399	14,127	15,337	15,851	17,697	19,089	20,513	21,473
International Growth Division
Accumulation Unit Value	$1.970	$1.534	$1.608	$1.657	$1.757	$1.485	$1.275	$1.487	$1.293	$1.063
Number of Units Outstanding	13,721	13,914	14,264	14,981	15,623	16,680	18,134	19,931	21,183	22,242
Research International Core Division
Accumulation Unit Value	$1.120	$0.885	$0.906	$0.928	$1.007	$0.857	$0.744	$0.841	$0.767	$0.594
Number of Units Outstanding	14,671	13,665	13,397	12,263	10,489	9,397	7,294	4,706	4,232	2,980
International Equity Division
Accumulation Unit Value	$4.479	$3.708	$3.649	$3.778	$4.195	$3.500	$2.916	$3.285	$3.089	$2.350
Number of Units Outstanding	38,247	41,720	45,246	48,546	52,545	57,297	63,005	68,845	74,624	80,885
Emerging Markets Equity Division
Accumulation Unit Value	$1.083	$0.857	$0.796	$0.918	$0.992	$1.059	$0.902	$1.123	$0.917	$0.547
Number of Units Outstanding	25,312	23,957	24,442	23,178	21,228	18,889	16,748	15,784	13,381	7,860
Government Money Market Division
Accumulation Unit Value	$2.782	$2.800	$2.832	$2.867	$2.901	$2.935	$2.967	$3.000	$3.029	$3.044
Number of Units Outstanding	16,426	19,762	18,943	20,084	23,383	25,523	25,260	24,659	33,396	43,323
Short-Term Bond Division
Accumulation Unit Value	$1.107	$1.106	$1.102	$1.107	$1.117	$1.125	$1.116	$1.124	$1.098	$1.037
Number of Units Outstanding	17,634	17,530	16,289	16,703	15,570	11,337	9,961	8,550	6,142	2,282

48	Account B Prospectus

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31,1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Select Bond Division
Accumulation Unit Value	$14.253	$13.932	$13.689	$13.788	$13.225	$13.687	$13.204	$12.476	$11.852	$10.973
Number of Units Outstanding	11,175	11,525	12,327	13,231	13,955	14,918	14,863	16,045	16,193	16,685
Long-Term U.S. Government Bond Division
Accumulation Unit Value	$1.810	$1.693	$1.696	$1.743	$1.426	$1.665	$1.625	$1.276	$1.168	$1.272
Number of Units Outstanding	4,969	5,314	5,695	6,218	6,225	8,341	8,373	8,461	8,094	9,012
Inflation Protection Division
Accumulation Unit Value	$1.290	$1.261	$1.220	$1.263	$1.240	$1.370	$1.292	$1.169	$1.121	$1.032
Number of Units Outstanding	14,878	14,599	15,376	16,848	17,195	18,146	14,650	13,323	9,802	5,973
High Yield Bond Division
Accumulation Unit Value	$3.954	$3.745	$3.309	$3.397	$3.400	$3.253	$2.892	$2.800	$2.475	$1.723
Number of Units Outstanding	10,861	11,244	12,400	14,039	14,098	14,954	14,650	15,317	16,246	17,421
Multi-Sector Bond Division
Accumulation Unit Value	$1.644	$1.535	$1.400	$1.449	$1.421	$1.462	$1.288	$1.242	$1.111	$0.922
Number of Units Outstanding	26,230	23,537	22,967	22,819	21,132	19,615	16,033	13,106	8,938	5,330
Balanced Division
Accumulation Unit Value	$13.690	$12.378	$11.759	$11.922	$11.435	$10.331	$9.537	$9.456	$8.553	$7.131
Number of Units Outstanding	62,302	68,110	74,292	80,648	87,258	94,548	102,331	111,025	120,585	132,204
Asset Allocation Division
Accumulation Unit Value	$2.058	$1.814	$1.704	$1.733	$1.668	$1.448	$1.321	$1.338	$1.199	$0.955
Number of Units Outstanding	18,028	19,653	21,157	23,714	24,685	28,077	30,990	34,606	37,148	39,348

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Accumulation Unit Value	$4.733	$3.976	$3.597	$3.703	$3.536	$2.635	$2.329	$2.645	$2.083	$1.510
Number of Units Outstanding	8,598	9,711	11,058	12,368	12,948	13,476	15,147	16,104	16,578	17,225
VIP Contrafund® Division
Accumulation Unit Value	$1.929	$1.606	$1.510	$1.522	$1.380	$1.067	$0.931	$0.969	$0.839	$0.627
Number of Units Outstanding	16,699	17,077	18,415	19,020	18,885	18,302	17,856	14,553	12,669	9,969

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Accumulation Unit Value	$1.845	$1.577	$1.454	$1.479	$1.356	$0.998	$0.911	$0.951	$0.784	$0.604
Number of Units Outstanding	6,466	6,553	7,188	7,138	6,497	5,741	4,458	2,578	1,423	963

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Accumulation Unit Value	$1.934	$1.621	$1.484	$1.486	$1.347	$1.026	$0.898	$0.924	$0.803	$0.619
Number of Units Outstanding	9,039	10,253	11,632	13,018	14,936	16,226	18,401	21,161	22,867	25,157
U.S. Small Cap Equity Division
Accumulation Unit Value	$2.734	$2.397	$2.045	$2.231	$2.225	$1.609	$1.407	$1.487	$1.206	$0.929
Number of Units Outstanding	3,952	4,308	4,727	5,439	6,191	6,681	7,975	8,840	9,076	10,259
International Developed Markets Division
Accumulation Unit Value	$1.779	$1.442	$1.426	$1.463	$1.551	$1.288	$1.088	$1.265	$1.150	$0.920
Number of Units Outstanding	10,037	10,986	12,056	12,912	13,433	15,029	16,760	18,158	19,057	20,493
Strategic Bond Division
Accumulation Unit Value	$1.972	$1.922	$1.888	$1.914	$1.838	$1.889	$1.765	$1.707	$1.571	$1.373
Number of Units Outstanding	19,379	19,137	19,700	20,175	20,490	19,137	17,528	17,241	16,593	17,152
Global Real Estate Securities Division
Accumulation Unit Value	$4.084	$3.699	$3.635	$3.672	$3.240	$3.165	$2.513	$2.737	$2.255	$1.771
Number of Units Outstanding	12,122	12,726	13,649	14,688	15,257	16,245	16,868	17,940	19,170	19,153

Account B Prospectus	49

Accumulation Unit Values

Contracts Issued After December 16, 1981 and Prior to March 31,1995 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Accumulation Unit Value	$1.449	$1.335	$1.255	$1.293	$1.248	$1.184	$1.079	$1.091	$0.981	$0.811
Number of Units Outstanding	9,215	10,684	11,602	12,328	10,772	11,730	10,483	7,601	6,226	3,856
Balanced Strategy Division
Accumulation Unit Value	$1.448	$1.309	$1.215	$1.260	$1.219	$1.098	$0.985	$1.021	$0.907	$0.732
Number of Units Outstanding	16,101	16,997	18,762	19,518	21,170	20,505	19,805	16,825	14,345	10,785
Growth Strategy Division
Accumulation Unit Value	$1.403	$1.228	$1.133	$1.187	$1.158	$1.006	$0.892	$0.948	$0.834	$0.657
Number of Units Outstanding	8,179	8,320	8,267	8,515	8,393	8,440	7,816	8,391	7,221	5,603
Equity Growth Strategy Division
Accumulation Unit Value	$1.332	$1.147	$1.048	$1.104	$1.080	$0.913	$0.799	$0.863	$0.759	$0.587
Number of Units Outstanding	971	983	2,084	2,875	3,349	2,685	3,243	3,625	4,872	4,795

Credit Suisse Trust
	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Accumulation Unit Value	$4.616	$4.604	$4.162	$5.621	$6.852
Number of Units Outstanding	2,581	2,211	2,149	1,671	1,286

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 0.95%.

50	Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Accumulation Unit Value	$6.161	$4.995	$4.911	$4.668	$4.314	$3.199	$2.854	$2.913	$2.612	$1.918
Number of Units Outstanding	137	150	170	175	188	220	242	267	280	307
Focused Appreciation Division
Accumulation Unit Value	$4.788	$3.610	$3.436	$3.046	$2.804	$2.190	$1.837	$1.971	$1.816	$1.284
Number of Units Outstanding	92	82	78	93	119	141	135	161	217	304
Large Cap Core Stock Division
Accumulation Unit Value	$4.446	$3.587	$3.360	$3.492	$3.240	$2.539	$2.292	$2.337	$2.085	$1.625
Number of Units Outstanding	60	64	74	106	128	165	167	190	198	274
Large Cap Blend Division
Accumulation Unit Value	$1.648	$1.395	$1.233	$1.273	$1.140	$0.877	$0.767	$0.791	$0.697	$0.552
Number of Units Outstanding	25	18	26	45	31	31	30	30	35	18
Index 500 Stock Division
Accumulation Unit Value	$11.378	$9.433	$8.506	$8.471	$7.522	$5.739	$4.995	$4.936	$4.329	$3.450
Number of Units Outstanding	1,320	1,588	1,784	1,953	2,178	2,507	3,257	3,506	3,873	4,074
Large Company Value Division
Accumulation Unit Value	$1.577	$1.430	$1.249	$1.309	$1.167	$0.895	$0.775	$0.769	$0.698	$0.583
Number of Units Outstanding	20	20	28	30	51	31	43	32	14	31
Domestic Equity Division
Accumulation Unit Value	$2.653	$2.349	$2.058	$2.076	$1.836	$1.380	$1.216	$1.215	$1.068	$0.830
Number of Units Outstanding	82	100	92	128	136	177	263	251	257	300
Equity Income Division
Accumulation Unit Value	$3.159	$2.738	$2.315	$2.501	$2.345	$1.819	$1.563	$1.589	$1.388	$1.123
Number of Units Outstanding	93	97	109	136	178	194	225	162	146	144
Mid Cap Growth Stock Division
Accumulation Unit Value	$10.866	$9.101	$9.094	$9.097	$8.448	$6.780	$6.101	$6.552	$5.330	$4.065
Number of Units Outstanding	114	122	147	149	178	191	203	252	281	321
Index 400 Stock Division
Accumulation Unit Value	$5.166	$4.489	$3.757	$3.877	$3.570	$2.701	$2.313	$2.376	$1.896	$1.394
Number of Units Outstanding	76	84	88	117	167	115	195	230	242	318
Mid Cap Value Division
Accumulation Unit Value	$3.921	$3.533	$2.889	$2.950	$2.547	$1.970	$1.703	$1.726	$1.450	$1.185
Number of Units Outstanding	54	108	55	96	78	93	88	92	95	134
Small Cap Growth Stock Division
Accumulation Unit Value	$5.663	$4.692	$4.211	$4.229	$3.922	$2.851	$2.624	$2.719	$2.177	$1.672
Number of Units Outstanding	42	44	57	165	190	148	171	197	167	146
Index 600 Stock Division
Accumulation Unit Value	$2.265	$2.021	$1.614	$1.665	$1.593	$1.141	$0.993	$0.991	$0.793	$0.638
Number of Units Outstanding	44	40	40	164	217	70	92	68	47	6
Small Cap Value Division
Accumulation Unit Value	$4.218	$3.806	$2.896	$3.086	$3.102	$2.372	$2.055	$2.099	$1.734	$1.363
Number of Units Outstanding	111	140	143	214	220	227	269	271	251	265
International Growth Division
Accumulation Unit Value	$2.139	$1.657	$1.729	$1.772	$1.870	$1.573	$1.343	$1.558	$1.348	$1.103
Number of Units Outstanding	156	88	92	126	147	171	184	238	233	256
Research International Core Division
Accumulation Unit Value	$1.182	$0.929	$0.946	$0.964	$1.041	$0.882	$0.761	$0.857	$0.777	$0.599
Number of Units Outstanding	126	105	123	125	119	86	89	52	68	48
International Equity Division
Accumulation Unit Value	$5.067	$4.174	$4.087	$4.211	$4.652	$3.862	$3.202	$3.588	$3.358	$2.541
Number of Units Outstanding	224	249	299	325	393	444	482	680	851	865
Emerging Markets Equity Division
Accumulation Unit Value	$1.142	$0.900	$0.831	$0.954	$1.026	$1.090	$0.924	$1.144	$0.929	$0.552
Number of Units Outstanding	124	129	139	165	181	168	166	216	112	71
Government Money Market Division
Accumulation Unit Value	$3.331	$3.336	$3.357	$3.382	$3.405	$3.427	$3.448	$3.469	$3.485	$3.484
Number of Units Outstanding	152	178	118	161	235	227	299	211	391	458
Short-Term Bond Division
Accumulation Unit Value	$1.167	$1.161	$1.150	$1.151	$1.155	$1.157	$1.143	$1.145	$1.113	$1.046
Number of Units Outstanding	249	131	113	141	270	67	94	118	68	2

Account B Prospectus	51

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Select Bond Division
Accumulation Unit Value	$17.069	$16.601	$16.230	$16.266	$15.524	$15.986	$15.345	$14.427	$13.637	$12.562
Number of Units Outstanding	223	229	251	282	302	351	427	429	450	458
Long-Term U.S. Government Bond Division
Accumulation Unit Value	$1.910	$1.777	$1.771	$1.811	$1.475	$1.713	$1.664	$1.300	$1.184	$1.283
Number of Units Outstanding	35	37	40	41	37	96	78	49	32	31
Inflation Protection Division
Accumulation Unit Value	$1.361	$1.324	$1.274	$1.312	$1.282	$1.409	$1.322	$1.190	$1.136	$1.040
Number of Units Outstanding	137	134	114	137	131	183	186	64	75	71
High Yield Bond Division
Accumulation Unit Value	$4.451	$4.195	$3.688	$3.767	$3.752	$3.571	$3.159	$3.043	$2.677	$1.855
Number of Units Outstanding	99	99	103	110	109	113	140	139	144	147
Multi-Sector Bond Division
Accumulation Unit Value	$1.734	$1.612	$1.462	$1.506	$1.470	$1.504	$1.319	$1.266	$1.126	$0.930
Number of Units Outstanding	183	155	132	145	128	129	92	60	16	35
Balanced Division
Accumulation Unit Value	$16.390	$14.745	$13.938	$14.060	$13.419	$12.062	$11.079	$10.932	$9.838	$8.162
Number of Units Outstanding	657	1,005	1,115	1,218	1,287	1,529	1,591	1,850	1,953	2,140
Asset Allocation Division
Accumulation Unit Value	$2.234	$1.959	$1.831	$1.853	$1.775	$1.533	$1.391	$1.403	$1.251	$0.992
Number of Units Outstanding	215	226	234	342	273	349	355	320	352	440

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Accumulation Unit Value	$5.094	$4.258	$3.833	$3.925	$3.730	$2.766	$2.432	$2.749	$2.154	$1.553
Number of Units Outstanding	125	140	151	221	243	209	223	211	172	174
VIP Contrafund® Division
Accumulation Unit Value	$2.034	$1.686	$1.577	$1.582	$1.427	$1.098	$0.953	$0.987	$0.851	$0.633
Number of Units Outstanding	132	133	163	185	175	198	180	192	113	58

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Accumulation Unit Value	$1.946	$1.655	$1.518	$1.537	$1.402	$1.027	$0.932	$0.969	$0.795	$0.609
Number of Units Outstanding	47	47	43	58	64	40	41	27	28	19

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Accumulation Unit Value	$2.123	$1.771	$1.613	$1.607	$1.450	$1.099	$0.957	$0.979	$0.847	$0.650
Number of Units Outstanding	31	32	42	202	238	271	423	482	541	553
U.S. Small Cap Equity Division
Accumulation Unit Value	$3.002	$2.619	$2.223	$2.414	$2.394	$1.723	$1.499	$1.576	$1.272	$0.975
Number of Units Outstanding	14	14	19	45	72	190	198	237	216	223
International Developed Markets Division
Accumulation Unit Value	$1.954	$1.575	$1.550	$1.583	$1.669	$1.379	$1.160	$1.341	$1.213	$0.966
Number of Units Outstanding	51	53	52	56	106	187	244	308	266	274
Strategic Bond Division
Accumulation Unit Value	$2.165	$2.100	$2.052	$2.070	$1.978	$2.022	$1.880	$1.809	$1.657	$1.442
Number of Units Outstanding	180	172	165	192	1,639	177	211	223	233	208
Global Real Estate Securities Division
Accumulation Unit Value	$4.484	$4.041	$3.952	$3.972	$3.487	$3.390	$2.677	$2.902	$2.379	$1.859
Number of Units Outstanding	923	921	926	939	153	1,026	178	185	191	244

52	Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Accumulation Unit Value	$1.529	$1.401	$1.310	$1.343	$1.291	$1.218	$1.105	$1.112	$0.994	$0.818
Number of Units Outstanding	48	51	54	56	59	105	65	—	—	—
Balanced Strategy Division
Accumulation Unit Value	$1.527	$1.374	$1.269	$1.309	$1.261	$1.130	$1.008	$1.040	$0.919	$0.738
Number of Units Outstanding	—	—	—	—	1	1	1	1	300	300
Growth Strategy Division
Accumulation Unit Value	$1.480	$1.289	$1.184	$1.233	$1.198	$1.035	$0.913	$0.966	$0.846	$0.663
Number of Units Outstanding	1	1	1	1	—	—	—	—	—	—
Equity Growth Strategy Division
Accumulation Unit Value	$1.405	$1.204	$1.094	$1.147	$1.117	$0.939	$0.818	$0.879	$0.769	$0.592
Number of Units Outstanding	—	—	—	4	4	4	7	7	7	2

Credit Suisse Trust
	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Accumulation Unit Value	$4.773	$4.737	$4.260	$5.725	$6.945
Number of Units Outstanding	15	13	12	12	11

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 0.95%.

Account B Prospectus	53

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

FLEXIBLE PAYMENT VARIABLE ANNUITY

An individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACTS

The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2017	$73,643,194
2016	$72,686,315
2015	$82,469,199

NMIS also provides certain services related to the administration of certain payment plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$4.90

(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$245.00
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as a tax-deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”) cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of NML Variable Annuity Account B as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2017

NML Variable Annuity Account B

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and Contract Owners of NML Variable Annuity Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Government Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, U.S. Strategic Equity Division, U.S. Small Cap Equity Division, International Developed Markets Division, Strategic Bond Division, Global Real Estate Securities Division, LifePoints Moderate Strategy Division, LifePoints Balanced Strategy Division, LifePoints Growth Strategy Division, LifePoints Equity Growth Strategy Division and Credit Suisse Trust Commodity Return Strategy Division (constituting the NML Variable Annuity Account B, hereafter collectively referred to as the “Divisions”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Divisions in the NML Variable Annuity Account B as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the Divisions in the NML Variable Annuity Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Divisions in the NML Variable Annuity Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2018

We have served as the auditor of one or more of the Divisions in NML Variable Annuity Account B since 1968.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$306,533	$617,375	$206,896	$71,673	$1,609,401
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	4	3	-	-	-

Total Assets	306,537	617,378	206,896	71,673	1,609,401

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	6	324	60
Due to Participants	424	590	757	53	2,688

Total Liabilities	424	590	763	377	2,748

Total Net Assets	$306,113	$616,788	$206,133	$71,296	$1,606,653

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$847	$441	$265	$42	$15,021
Annuity Reserves	-	-	38	-	377
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	64,581	41,560	47,960	7,276	321,556
Annuity Reserves	693	225	922	86	5,482
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	27,927	10,159	15,947	1,763	77,529
Annuity Reserves	437	136	612	-	1,473
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	80,915	34,769	57,713	4,902	244,734
Annuity Reserves	271	111	477	11	1,288
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	47,382	254,351	28,788	26,758	419,647
Annuity Reserves	420	2,732	191	373	5,512
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	46,570	82,677	28,756	12,618	207,105
Class B Accumulation Units (8)	34,628	185,331	23,598	17,411	293,966
Annuity Reserves	342	1,306	202	39	3,196
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	1,073	2,942	630	17	9,486
Annuity Reserves	27	48	34	-	281

Total Net Assets	$306,113	$616,788	$206,133	$71,296	$1,606,653

(1) Investments, at cost	$243,764	$516,039	$143,374	$58,484	$1,045,542
Mutual Fund Shares Held	101,033	227,730	105,721	59,480	326,649
(2) Accumulation Unit Value	$6.161139	$4.788330	$4.445804	$1.648406	$11.377736
Units Outstanding	137	92	60	25	1,320
(3) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.936814
Units Outstanding	11,799	9,340	12,144	4,656	32,360
(4) Accumulation Unit Value	$6.132045	$5.038200	$4.423327	$1.710618	$7.360242
Units Outstanding	4,554	2,016	3,605	1,030	10,533
(5) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.936814
Units Outstanding	14,784	7,814	14,613	3,137	24,629
(6) Accumulation Unit Value	$1.964404	$4.965791	$1.712864	$1.692701	$2.262276
Units Outstanding	24,121	51,221	16,807	15,808	185,499
(7) Accumulation Unit Value	$1.964404	$4.965791	$1.712864	$1.692701	$2.262276
Units Outstanding	23,707	16,649	16,788	7,454	91,547
(8) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.936814
Units Outstanding	6,327	41,651	5,975	11,142	29,583
(9) Accumulation Unit Value	$2.055452	$5.076121	$1.865558	$1.719920	$2.387940
Units Outstanding	522	580	338	10	3,972

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$88,878	$472,057	$570,379	$439,944	$485,206
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	2	3	1	-

Total Assets	88,880	472,059	570,382	439,945	485,206

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	2
Due to Participants	80	1,008	497	1,317	568

Total Liabilities	80	1,008	497	1,317	570

Total Net Assets	$88,800	$471,051	$569,885	$438,628	$484,636

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$31	$217	$294	$1,235	$392
Annuity Reserves	25	-	-	75	158
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	10,013	46,559	41,437	186,536	68,190
Annuity Reserves	338	763	595	2,970	1,202
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	1,650	12,031	9,679	32,561	20,204
Annuity Reserves	15	250	592	375	454
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	5,550	34,367	27,812	114,404	51,531
Annuity Reserves	7	118	173	200	297
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	30,922	183,484	241,776	32,216	145,326
Annuity Reserves	243	5,199	4,223	343	2,392
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	14,434	75,616	71,807	38,160	87,487
Class B Accumulation Units (8)	25,462	107,889	165,056	28,579	102,150
Annuity Reserves	40	673	1,743	173	900
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	70	3,811	4,588	801	3,881
Annuity Reserves	-	74	110	-	72

Total Net Assets	$88,800	$471,051	$569,885	$438,628	$484,636

(1) Investments, at cost	$81,962	$324,063	$456,600	$394,199	$378,135
Mutual Fund Shares Held	83,689	281,489	305,833	127,262	230,065
(2) Accumulation Unit Value	$1.577390	$2.652665	$3.159088	$10.865787	$5.166188
Units Outstanding	20	82	93	114	76
(3) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.488995	$4.705431
Units Outstanding	6,696	19,054	14,115	19,658	14,492
(4) Accumulation Unit Value	$1.636914	$2.808223	$3.323955	$5.420436	$5.511839
Units Outstanding	1,008	4,284	2,912	6,007	3,666
(5) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.488995	$4.705431
Units Outstanding	3,712	14,064	9,474	12,057	10,951
(6) Accumulation Unit Value	$1.619706	$2.763145	$3.276276	$1.707717	$4.272733
Units Outstanding	19,091	66,405	73,797	18,865	34,013
(7) Accumulation Unit Value	$1.619706	$2.763145	$3.276276	$1.707717	$4.272733
Units Outstanding	8,912	27,366	21,917	22,345	20,476
(8) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.488995	$4.705431
Units Outstanding	17,028	44,153	56,225	3,012	21,709
(9) Accumulation Unit Value	$1.645847	$2.831891	$3.349027	$1.784051	$4.511315
Units Outstanding	43	1,346	1,370	449	860

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$328,921	$258,899	$159,994	$377,459	$479,125
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwstern Mutual Life Insurance Company	2	-	-	1	5

Total Assets	328,923	258,899	159,994	377,460	479,130

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	1	2	-	-
Due to Participants	669	533	240	724	461

Total Liabilities	669	534	242	724	461

Total Net Assets	$328,254	$258,365	$159,752	$376,736	$478,669

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$211	$240	$101	$466	$333
Annuity Reserves	3	252	157	-	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	23,762	36,826	16,802	38,647	27,036
Annuity Reserves	224	971	333	448	289
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	5,554	12,382	3,999	8,887	7,215
Annuity Reserves	318	60	66	176	157
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	17,108	36,186	9,675	28,021	23,688
Annuity Reserves	60	129	69	156	139
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	141,953	69,324	61,131	136,317	208,452
Annuity Reserves	1,833	1,105	1,019	1,803	3,322
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	36,340	50,709	20,436	64,580	60,844
Class B Accumulation Units (8)	98,701	49,228	44,406	94,989	144,524
Annuity Reserves	773	250	376	777	868
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	1,353	645	1,120	1,445	1,748
Annuity Reserves	61	58	62	24	54

Total Net Assets	$328,254	$258,365	$159,752	$376,736	$478,669

(1) Investments, at cost	$267,029	$179,779	$134,000	$286,571	$392,839
Mutual Fund Shares Held	179,444	90,021	110,341	148,899	300,769
(2) Accumulation Unit Value	$3.921226	$5.663279	$2.264792	$4.217697	$2.139037
Units Outstanding	54	42	44	111	156
(3) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	6,521	7,139	7,826	9,948	13,721
(4) Accumulation Unit Value	$4.125861	$6.042354	$2.350232	$4.464766	$2.264394
Units Outstanding	1,346	2,049	1,701	1,990	3,186
(5) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	4,695	7,015	4,506	7,213	12,022
(6) Accumulation Unit Value	$4.066694	$2.723907	$2.325656	$4.393000	$2.228072
Units Outstanding	34,906	25,451	26,286	31,031	93,557
(7) Accumulation Unit Value	$4.066694	$2.723907	$2.325656	$4.393000	$2.228072
Units Outstanding	8,936	18,616	8,787	14,701	27,308
(8) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	27,087	9,544	20,683	24,450	73,347
(9) Accumulation Unit Value	$4.156918	$2.720661	$2.363154	$4.502330	$2.283495
Units Outstanding	325	237	474	321	765

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$433,462	$1,161,192	$564,430	$250,985	$236,260
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3	12	-	-	61

Total Assets	433,465	1,161,204	564,430	250,985	236,321

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	1	-	-
Due to Participants	364	1,774	485	1,183	635

Total Liabilities	364	1,774	486	1,183	635

Total Net Assets	$433,101	$1,159,430	$563,944	$249,802	$235,686

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$148	$1,134	$141	$514	$291
Annuity Reserves	-	120	-	140	34
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	16,437	171,293	27,403	45,698	19,518
Annuity Reserves	247	2,513	406	758	147
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	5,168	37,469	7,571	8,713	4,597
Annuity Reserves	151	690	289	134	98
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	11,963	112,605	19,653	19,081	11,233
Annuity Reserves	33	368	115	270	14
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	216,022	410,050	265,986	55,419	100,076
Annuity Reserves	2,986	5,452	3,356	599	1,309
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	33,116	150,984	53,227	72,128	32,711
Class B Accumulation Units (8)	143,315	257,427	177,943	42,333	58,193
Annuity Reserves	1,003	1,954	1,453	289	1,002
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	2,332	7,224	6,242	3,693	6,337
Annuity Reserves	180	147	159	33	126

Total Net Assets	$433,101	$1,159,430	$563,944	$249,802	$235,686

(1) Investments, at cost	$364,106	$1,093,217	$483,252	$250,985	$236,113
Mutual Fund Shares Held	417,594	606,366	510,797	250,985	228,713
(2) Accumulation Unit Value	$1.181896	$5.066863	$1.141944	$3.331169	$1.167329
Units Outstanding	126	224	124	152	249
(3) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.782118	$1.106873
Units Outstanding	14,671	38,247	25,312	16,426	17,634
(4) Accumulation Unit Value	$1.226453	$4.459677	$1.185073	$1.613725	$1.211644
Units Outstanding	4,214	8,402	6,389	5,399	3,794
(5) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.782118	$1.106873
Units Outstanding	10,678	25,143	18,154	6,858	10,149
(6) Accumulation Unit Value	$1.213637	$2.249645	$1.172639	$1.243091	$1.199052
Units Outstanding	177,997	182,273	226,827	44,582	83,462
(7) Accumulation Unit Value	$1.213637	$2.249645	$1.172639	$1.243091	$1.199052
Units Outstanding	27,286	67,115	45,391	58,024	27,281
(8) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.782118	$1.106873
Units Outstanding	127,919	57,479	164,370	15,216	52,574
(9) Accumulation Unit Value	$1.233245	$2.263791	$1.191540	$1.258833	$1.218389
Units Outstanding	1,891	3,191	5,239	2,934	5,201

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$1,718,853	$92,797	$304,839	$476,157	$705,645
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	18	2	3	5	1

Total Assets	1,718,871	92,799	304,842	476,162	705,646

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	3,177	69	451	940	1,074

Total Liabilities	3,177	69	451	940	1,074

Total Net Assets	$1,715,694	$92,730	$304,391	$475,222	$704,572

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$3,805	$68	$186	$442	$316
Annuity Reserves	112	-	-	8	22
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	159,279	8,996	19,191	42,943	43,113
Annuity Reserves	2,497	28	235	828	584
On or After March 31, 1995 and Prior to March 31, 2000 –
Front Load Version
Accumulation Units (4)	40,536	2,266	5,338	15,396	10,249
Annuity Reserves	528	-	63	134	523
On or After March 31, 1995 and Prior to March 31, 2000 –
Back Load Version
Accumulation Units (5)	107,745	6,139	11,426	41,989	28,780
Annuity Reserves	929	7	55	155	133
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	692,752	33,537	135,085	178,028	307,073
Annuity Reserves	15,417	380	3,225	3,223	5,302
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	249,432	15,088	37,986	66,594	89,342
Class B Accumulation Units (8)	415,330	24,105	86,594	119,317	203,151
Annuity Reserves	7,892	100	1,211	1,653	2,805
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	18,943	2,016	3,580	4,496	13,064
Annuity Reserves	497	-	216	16	115

Total Net Assets	$1,715,694	$92,730	$304,391	$475,222	$704,572

(1) Investments, at cost	$1,725,245	$94,413	$309,511	$459,474	$693,327
Mutual Fund Shares Held	1,367,425	86,083	273,644	638,279	645,014
(2) Accumulation Unit Value	$17.068589	$1.909682	$1.360659	$4.450631	$1.733787
Units Outstanding	223	35	137	99	183
(3) Accumulation Unit Value	$14.253146	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	11,175	4,969	14,878	10,861	26,230
(4) Accumulation Unit Value	$3.158715	$1.981754	$1.412043	$4.493974	$1.799147
Units Outstanding	12,833	1,144	3,780	3,426	5,697
(5) Accumulation Unit Value	$14.253146	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	7,559	3,391	8,858	10,620	17,510
(6) Accumulation Unit Value	$2.293482	$1.960975	$1.397244	$3.021110	$1.780364
Units Outstanding	302,052	17,102	96,680	58,928	172,479
(7) Accumulation Unit Value	$2.293482	$1.960975	$1.397244	$3.021110	$1.780364
Units Outstanding	108,757	7,694	27,187	22,043	50,182
(8) Accumulation Unit Value	$14.253146	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	29,140	13,314	67,131	30,178	123,598
(9) Accumulation Unit Value	$2.329757	$1.992613	$1.419776	$3.099311	$1.809045
Units Outstanding	8,131	1,012	2,522	1,450	7,221

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$1,823,512	$218,080	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	476,515	574,550	-
Neuberger Berman Advisers Management Trust	-	-	-	-	302,979
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	7	1	8	1

Total Assets	1,823,512	218,087	476,516	574,558	302,980

Liabilities:
Due to Northwestern Mutual Life Insurance Company	141	-	-	-	-
Due to Participants	5,893	962	515	798	288

Total Liabilities	6,034	962	515	798	288

Total Net Assets	$1,817,478	$217,125	$476,001	$573,760	$302,692

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$10,764	$481	$638	$269	$92
Annuity Reserves	744	-	160	-	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	852,922	37,097	40,696	32,207	11,928
Annuity Reserves	22,672	1,619	351	341	122
On or After March 31, 1995 and Prior to March 31, 2000 –
Front Load Version
Accumulation Units (4)	60,088	6,062	10,833	7,198	3,166
Annuity Reserves	3,879	320	180	555	62
On or After March 31, 1995 and Prior to March 31, 2000 –
Back Load Version
Accumulation Units (5)	211,767	25,607	31,520	22,926	8,235
Annuity Reserves	3,475	681	413	345	31
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	233,523	47,525	183,444	256,717	144,799
Annuity Reserves	23,050	3,411	2,017	4,102	1,694
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	197,424	50,512	78,657	63,599	24,710
Class B Accumulation Units (8)	184,030	41,354	123,486	180,576	106,810
Annuity Reserves	12,887	1,360	977	1,284	696
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	253	371	2,557	3,573	321
Annuity Reserves	-	725	72	68	26

Total Net Assets	$1,817,478	$217,125	$476,001	$573,760	$302,692

(1) Investments, at cost	$1,720,164	$199,730	$388,482	$439,060	$232,797
Mutual Fund Shares Held	1,236,279	180,679	12,610	15,507	11,831
(2) Accumulation Unit Value	$16.389699	$2.233824	$5.093757	$2.034414	$1.945753
Units Outstanding	657	215	125	132	47
(3) Accumulation Unit Value	$13.690137	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	62,302	18,028	8,598	16,699	6,466
(4) Accumulation Unit Value	$4.518853	$2.364749	$5.359551	$2.111112	$2.019270
Units Outstanding	13,297	2,564	2,021	3,409	1,568
(5) Accumulation Unit Value	$13.690137	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	15,469	12,444	6,659	11,887	4,465
(6) Accumulation Unit Value	$2.053508	$2.326822	$5.282609	$2.089086	$1.998022
Units Outstanding	113,719	20,425	34,726	122,885	72,472
(7) Accumulation Unit Value	$2.053508	$2.326822	$5.282609	$2.089086	$1.998022
Units Outstanding	96,140	21,709	14,890	30,444	12,367
(8) Accumulation Unit Value	$13.690137	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	13,443	20,097	26,089	93,630	57,904
(9) Accumulation Unit Value	$2.122194	$2.384747	$5.399821	$2.122752	$2.030266
Units Outstanding	119	156	474	1,683	158

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	166,263	69,823	168,082	634,194	646,578
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	4	1	-	1	-

Total Assets	166,267	69,824	168,082	634,195	646,578

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	2	-	79
Due to Participants	85	52	238	1,096	876

Total Liabilities	85	52	240	1,096	955

Total Net Assets	$166,182	$69,772	$167,842	$633,099	$645,623

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$66	$43	$101	$389	$4,139
Annuity Reserves	-	-	-	-	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	17,480	10,803	17,858	38,214	49,509
Annuity Reserves	207	55	174	702	748
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	8,663	3,584	7,123	13,231	12,753
Annuity Reserves	73	37	81	218	487
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	21,112	8,790	15,348	28,510	39,514
Annuity Reserves	47	27	81	226	208
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	46,636	18,420	55,002	264,688	262,052
Annuity Reserves	1,346	257	389	3,913	3,536
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	40,154	14,835	35,626	94,010	93,829
Class B Accumulation Units (8)	25,567	11,742	29,913	175,448	171,784
Annuity Reserves	874	397	421	2,742	1,476
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	3,812	782	5,623	10,487	5,467
Annuity Reserves	145	-	102	321	121

Total Net Assets	$166,182	$69,772	$167,842	$633,099	$645,623

(1) Investments, at cost	$144,714	$60,230	$133,354	$644,732	$632,905
Mutual Fund Shares Held	8,973	4,257	12,811	61,157	43,658
(2) Accumulation Unit Value	$2.123321	$3.001544	$1.953586	$2.164904	$4.484178
Units Outstanding	31	14	51	180	923
(3) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	9,039	3,952	10,037	19,379	12,122
(4) Accumulation Unit Value	$2.265343	$3.202394	$2.084321	$2.309777	$4.784200
Units Outstanding	3,824	1,119	3,418	5,728	2,665
(5) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	10,917	3,215	8,626	14,458	9,674
(6) Accumulation Unit Value	$2.090834	$2.677261	$1.636764	$2.253341	$4.980485
Units Outstanding	22,305	6,879	33,603	117,466	52,616
(7) Accumulation Unit Value	$2.090834	$2.677261	$1.636764	$2.253341	$4.980485
Units Outstanding	19,205	5,541	21,766	41,720	18,839
(8) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	13,220	4,295	16,811	88,976	42,061
(9) Accumulation Unit Value	$2.231938	$2.830588	$1.768232	$2.277797	$4.674653
Units Outstanding	1,708	276	3,180	4,604	1,169

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	103,599	266,827	193,750	40,935	-
Credit Suisse Trust	-	-	-	-	314,440
Due from Northwestern Mutual Life Insurance Company	2	-	-	-	2

Total Assets	103,601	266,827	193,750	40,935	314,442

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	59	172	173	36	244

Total Liabilities	59	172	173	36	244

Total Net Assets	$103,542	$266,655	$193,577	$40,899	$314,198

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$73	$-	$1	$-	$73
Annuity Reserves	-	-	-	-	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	13,353	23,314	11,473	1,294	11,916
Annuity Reserves	561	880	5	5	180
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (4)	2,557	6,436	2,486	508	3,130
Annuity Reserves	27	522	-	165	46
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (5)	6,858	15,343	8,128	2,903	8,513
Annuity Reserves	22	49	-	-	33
On or After March 31, 2000 – Front Load Version
Accumulation Units (6)	30,629	92,043	73,554	14,078	159,287
Annuity Reserves	1,816	1,288	424	265	2,167
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (7)	20,281	40,917	18,087	5,378	23,807
Class B Accumulation Units (8)	26,507	85,004	78,584	16,303	100,169
Annuity Reserves	619	859	835	-	787
On or After June 30, 2000 – Fee Based Version
Accumulation Units (9)	239	-	-	-	4,016
Annuity Reserves	-	-	-	-	74

Total Net Assets	$103,542	$266,655	$193,577	$40,899	$314,198

(1) Investments, at cost	$102,577	$257,329	$174,408	$37,166	$393,512
Mutual Fund Shares Held	10,068	26,237	18,523	4,110	78,024
(2) Accumulation Unit Value	$1.528550	$1.527484	$1.479771	$1.404925	$4.772895
Units Outstanding	48	-	1	-	15
(3) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	9,215	16,101	8,179	971	2,581
(4) Accumulation Unit Value	$1.586224	$1.585093	$1.535672	$1.458017	$4.884731
Units Outstanding	1,612	4,060	1,619	348	641
(5) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	4,732	10,596	5,794	2,180	1,844
(6) Accumulation Unit Value	$1.569572	$1.568555	$1.519530	$1.442734	$4.852663
Units Outstanding	19,514	58,682	48,405	9,758	32,824
(7) Accumulation Unit Value	$1.569572	$1.568555	$1.519530	$1.442734	$4.852663
Units Outstanding	12,922	26,086	11,903	3,728	4,906
(8) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	18,293	58,704	56,019	12,240	21,700
(9) Accumulation Unit Value	$1.594878	$1.593814	$1.544057	$1.465982	$4.901414
Units Outstanding	150	-	-	-	819

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For Year Ended December 31, 2017

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$2,552	$4,194	$3,527	$606	$26,143
Expenses:
Mortality and expense risk charges	2,740	4,686	1,930	556	13,330

Total expenses	2,740	4,686	1,930	556	13,330

Net investment income (loss)	(188)	(492)	1,597	50	12,813

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	10,522	25,843	9,423	3,515	41,468
Realized gain distribution	13,415	10,589	-	3,275	15,376

Realized gains (losses)	23,937	36,432	9,423	6,790	56,844

Change in unrealized appreciation/(depreciation) of investments during the period	36,597	123,790	31,073	4,473	203,004

Net increase (decrease) in net assets resulting from operations	$60,346	$159,730	$42,093	$11,313	$272,661

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$1,734	$7,030	$12,049	$1,039	$4,806
Expenses:
Mortality and expense risk charges	740	3,401	4,417	4,499	3,724

Total expenses	740	3,401	4,417	4,499	3,724

Net investment income (loss)	994	3,629	7,632	(3,460)	1,082

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,731	6,160	27,740	3,595	7,703
Realized gain distribution	3,468	10,484	25,624	-	25,606

Realized gains (losses)	6,199	16,644	53,364	3,595	33,309

Change in unrealized appreciation/(depreciation) of investments during the period	1,161	32,783	17,277	73,399	28,117

Net increase (decrease) in net assets resulting from operations	$8,354	$53,056	$78,273	$73,534	$62,508

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For Year Ended December 31, 2017

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$4,474	$255	$2,728	$2,850	$5,707
Expenses:
Mortality and expense risk charges	2,495	2,063	1,170	3,013	3,493

Total expenses	2,495	2,063	1,170	3,013	3,493

Net investment income (loss)	1,979	(1,808)	1,558	(163)	2,214

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,246	6,170	1,738	14,225	(702)
Realized gain distribution	10,819	2,635	5,032	19,168	-

Realized gains (losses)	16,065	8,805	6,770	33,393	(702)

Change in unrealized appreciation/(depreciation) of investments during the period	13,968	38,053	8,471	4,307	105,953

Net increase (decrease) in net assets resulting from operations	$32,012	$45,050	$16,799	$37,537	$107,465

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Income:
Dividend income	$6,497	$25,743	$4,608	$1,598	$3,004
Expenses:
Mortality and expense risk charges	3,063	9,323	4,035	2,240	1,783

Total expenses	3,063	9,323	4,035	2,240	1,783

Net investment income (loss)	3,434	16,420	573	(642)	1,221

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4,162	8,661	4,532	-	88
Realized gain distribution	-	-	-	3	-

Realized gains (losses)	4,162	8,661	4,532	3	88

Change in unrealized appreciation/(depreciation) of investments during the period	83,800	182,899	111,586	-	(153)

Net increase (decrease) in net assets resulting from operations	$91,396	$207,980	$116,691	$(639)	$1,156

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For Year Ended December 31, 2017

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$34,606	$1,741	$1,991	$25,277	$25,234
Expenses:
Mortality and expense risk charges	13,281	753	2,275	3,803	5,143

Total expenses	13,281	753	2,275	3,803	5,143

Net investment income (loss)	21,325	988	(284)	21,474	20,091

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,402	(281)	(169)	2,258	828
Realized gain distribution	22,406	3,563	827	-	-

Realized gains (losses)	25,808	3,282	658	2,258	828

Change in unrealized appreciation/(depreciation) of investments during the period	(2,389)	2,250	7,523	2,783	24,908

Net increase (decrease) in net assets resulting from operations	$44,744	$6,520	$7,897	$26,515	$45,827

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$39,266	$4,340	$2,214	$4,173	$1,478
Expenses:
Mortality and expense risk charges	18,358	1,818	3,675	4,298	2,276

Total expenses	18,358	1,818	3,675	4,298	2,276

Net investment income (loss)	20,908	2,522	(1,461)	(125)	(798)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(18,593)	3,883	9,678	12,496	5,332
Realized gain distribution	65,592	9,073	21,132	28,377	10,635

Realized gains (losses)	46,999	12,956	30,810	40,873	15,967

Change in unrealized appreciation/(depreciation) of investments during the period	116,157	11,747	51,983	57,617	29,751

Net increase (decrease) in net assets resulting from operations	$184,064	$27,225	$81,332	$98,365	$44,920

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Operations

For Year Ended December 31, 2017

(in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division

Income:
Dividend income	$1,646	$119	$4,161	$8,257	$22,382
Expenses:
Mortality and expense risk charges	1,253	560	1,232	4,822	4,875

Total expenses	1,253	560	1,232	4,822	4,875

Net investment income (loss)	393	(441)	2,929	3,435	17,507

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,115	4,289	608	142	(1,316)
Realized gain distribution	15,570	4,543	5,585	-	11,816

Realized gains (losses)	22,685	8,832	6,193	142	10,500

Change in unrealized appreciation/(depreciation) of investments during the period	5,915	782	24,603	14,579	34,925

Net increase (decrease) in net assets resulting from operations	$28,993	$9,173	$33,725	$18,156	$62,932

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$2,224	$6,178	$5,739	$1,274	$25,928
Expenses:
Mortality and expense risk charges	861	2,251	1,656	337	2,213

Total expenses	861	2,251	1,656	337	2,213

Net investment income (loss)	1,363	3,927	4,083	937	23,715

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	343	2,770	3,962	1,395	(1,957)
Realized gain distribution	1,217	12,134	4,098	749	-

Realized gains (losses)	1,560	14,904	8,060	2,144	(1,957)

Change in unrealized appreciation/(depreciation) of investments during the period	5,645	8,802	13,444	2,809	(17,890)

Net increase (decrease) in net assets resulting from operations	$8,568	$27,633	$25,587	$5,890	$3,868

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

Operations:
Net investment income (loss)	$(188)	$(211)	$(492)	$(3,021)
Net realized gains (losses)	23,937	34,055	36,432	157,421
Net change in unrealized appreciation/(depreciation)	36,597	(29,951)	123,790	(129,299)

Net increase (decrease) in net assets resulting from operations	60,346	3,893	159,730	25,101

Contract Transactions:
Contract owners’ net payments	7,309	6,679	23,016	22,477
Annuity payments	(241)	(230)	(315)	(280)
Surrenders and other (net)	(21,158)	(18,943)	(38,791)	(33,680)
Transfers from other divisions or sponsor	173,869	162,662	920,187	862,946
Transfers to other divisions or sponsor	(182,474)	(170,243)	(951,173)	(894,069)

Net increase (decrease) in net assets resulting from contract transactions	(22,695)	(20,075)	(47,076)	(42,606)

Net increase (decrease) in net assets	37,651	(16,182)	112,654	(17,505)
Net Assets:
Beginning of period	268,462	284,644	504,134	521,639

End of period	$306,113	$268,462	$616,788	$504,134

Units issued during the period	75,361	81,748	223,375	252,900
Units redeemed during the period	(81,004)	(87,154)	(234,312)	(265,344)

Net units issued (redeemed) during period	(5,643)	(5,406)	(10,937)	(12,444)

	Large Cap Core Stock Division		Large Cap Blend Division

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

Operations:
Net investment income (loss)	$1,597	$2,197	$50	$126
Net realized gains (losses)	9,423	6,610	6,790	7,904
Net change in unrealized appreciation/(depreciation)	31,073	2,966	4,473	(339)

Net increase (decrease) in net assets resulting from operations	42,093	11,773	11,313	7,691

Contract Transactions:
Contract owners’ net payments	4,497	4,677	2,683	2,235
Annuity payments	(285)	(378)	(38)	(34)
Surrenders and other (net)	(17,525)	(14,164)	(5,710)	(4,313)
Transfers from other divisions or sponsor	117,155	110,420	99,479	92,403
Transfers to other divisions or sponsor	(125,001)	(116,229)	(101,089)	(95,255)

Net increase (decrease) in net assets resulting from contract transactions	(21,159)	(15,674)	(4,675)	(4,964)

Net increase (decrease) in net assets	20,934	(3,901)	6,638	2,727

Net Assets:
Beginning of period	185,199	189,100	64,658	61,931

End of period	$206,133	$185,199	$71,296	$64,658

Units issued during the period	59,706	65,920	68,079	73,753
Units redeemed during the period	(66,645)	(71,831)	(71,253)	(77,696)

Net units issued (redeemed) during period	(6,939)	(5,911)	(3,174)	(3,943)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

Operations:
Net investment income (loss)	$12,813	$11,300	$994	$652
Net realized gains (losses)	56,844	55,086	6,199	9,854
Net change in unrealized appreciation/(depreciation)	203,004	60,768	1,161	173

Net increase (decrease) in net assets resulting from operations	272,661	127,154	8,354	10,679

Contract Transactions:
Contract owners’ net payments	120,548	110,076	4,603	4,121
Annuity payments	(1,690)	(1,208)	(65)	(58)
Surrenders and other (net)	(110,701)	(94,982)	(6,467)	(6,349)
Transfers from other divisions or sponsor	1,381,629	1,020,594	129,315	116,794
Transfers to other divisions or sponsor	(1,379,044)	(998,609)	(130,149)	(118,022)

Net increase (decrease) in net assets resulting from contract transactions	10,742	35,871	(2,763)	(3,514)

Net increase (decrease) in net assets	283,403	163,025	5,591	7,165

Net Assets:
Beginning of period	1,323,250	1,160,225	83,209	76,044

End of period	$1,606,653	$1,323,250	$88,800	$83,209

Units issued during the period	518,483	450,343	91,803	94,824
Units redeemed during the period	(495,519)	(418,650)	(93,769)	(97,691)

Net units issued (redeemed) during period	22,964	31,693	(1,966)	(2,867)

	Domestic Equity Division		Equity Income Division

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

Operations:
Net investment income (loss)	$3,629	$3,827	$7,632	$6,187
Net realized gains (losses)	16,644	18,459	53,364	37,411
Net change in unrealized appreciation/(depreciation)	32,783	24,949	17,277	42,755

Net increase (decrease) in net assets resulting from operations	53,056	47,235	78,273	86,353

Contract Transactions:
Contract owners’ net payments	47,624	47,767	18,196	19,101
Annuity payments	(782)	(411)	(534)	(477)
Surrenders and other (net)	(26,961)	(26,921)	(39,127)	(33,700)
Transfers from other divisions or sponsor	643,639	512,449	924,758	892,120
Transfers to other divisions or sponsor	(636,864)	(507,228)	(947,779)	(929,181)

Net increase (decrease) in net assets resulting from contract transactions	26,656	25,656	(44,486)	(52,137)

Net increase (decrease) in net assets	79,712	72,891	33,787	34,216

Net Assets:
Beginning of period	391,339	318,448	536,098	501,882

End of period	$471,051	$391,339	$569,885	$536,098

Units issued during the period	281,884	256,787	324,514	373,693
Units redeemed during the period	(270,849)	(245,377)	(340,083)	(394,928)

Net units issued (redeemed) during period	11,035	11,410	(15,569)	(21,235)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(3,460)	$(3,684)	$1,082	$1,127
Net realized gains (losses)	3,595	21,770	33,309	32,113
Net change in unrealized appreciation/(depreciation)	73,399	(19,609)	28,117	32,378

Net increase (decrease) in net assets resulting from operations	73,534	(1,523)	62,508	65,618

Contract Transactions:
Contract owners’ net payments	9,848	8,541	37,481	33,826
Annuity payments	(432)	(423)	(503)	(385)
Surrenders and other (net)	(33,372)	(30,494)	(29,591)	(23,927)
Transfers from other divisions or sponsor	137,524	129,434	485,681	370,885
Transfers to other divisions or sponsor	(151,933)	(140,831)	(479,134)	(364,579)

Net increase (decrease) in net assets resulting from contract transactions	(38,365)	(33,773)	13,934	15,820

Net increase (decrease) in net assets	35,169	(35,296)	76,442	81,438

Net Assets:
Beginning of period	403,459	438,755	408,194	326,756

End of period	$438,628	$403,459	$484,636	$408,194

Units issued during the period	55,308	57,784	127,071	116,343
Units redeemed during the period	(60,563)	(63,596)	(123,396)	(111,566)

Net units issued (redeemed) during period	(5,255)	(5,812)	3,675	4,777

	Mid Cap Value Division		Small Cap Growth Stock Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,979	$2,251	$(1,808)	$(1,326)
Net realized gains (losses)	16,065	22,627	8,805	24,619
Net change in unrealized appreciation/(depreciation)	13,968	27,755	38,053	(161)

Net increase (decrease) in net assets resulting from operations	32,012	52,633	45,050	23,132

Contract Transactions:
Contract owners’ net payments	29,234	27,959	13,958	12,623
Annuity payments	(220)	(169)	(302)	(241)
Surrenders and other (net)	(20,377)	(17,864)	(16,203)	(15,147)
Transfers from other divisions or sponsor	521,080	454,829	228,510	195,100
Transfers to other divisions or sponsor	(524,830)	(458,875)	(236,469)	(201,613)

Net increase (decrease) in net assets resulting from contract transactions	4,887	5,880	(10,506)	(9,278)

Net increase (decrease) in net assets	36,899	58,513	34,544	13,854

Net Assets:
Beginning of period	291,355	232,842	223,821	209,967

End of period	$328,254	$291,355	$258,365	$223,821

Units issued during the period	149,634	154,232	80,263	83,528
Units redeemed during the period	(148,462)	(152,573)	(82,387)	(85,242)

Net units issued (redeemed) during period	1,172	1,659	(2,124)	(1,714)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,558	$(262)	$(163)	$336
Net realized gains (losses)	6,770	5,853	33,393	51,051
Net change in unrealized appreciation/(depreciation)	8,471	18,333	4,307	41,878

Net increase (decrease) in net assets resulting from operations	16,799	23,924	37,537	93,265

Contract Transactions:
Contract owners’ net payments	17,885	15,554	12,398	11,808
Annuity payments	(169)	(110)	(252)	(223)
Surrenders and other (net)	(8,756)	(6,526)	(26,274)	(22,578)
Transfers from other divisions or sponsor	213,099	152,582	522,552	503,798
Transfers to other divisions or sponsor	(203,246)	(143,383)	(545,856)	(523,733)

Net increase (decrease) in net assets resulting from contract transactions	18,813	18,117	(37,432)	(30,928)

Net increase (decrease) in net assets	35,612	42,041	105	62,337

Net Assets:
Beginning of period	124,140	82,099	376,631	314,294

End of period	$159,752	$124,140	$376,736	$376,631

Units issued during the period	110,186	96,798	137,309	164,597
Units redeemed during the period	(101,100)	(86,481)	(147,173)	(174,233)

Net units issued (redeemed) during period	9,086	10,317	(9,864)	(9,636)

	International Growth Division		Research International Core Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,214	$1,230	$3,434	$3,065
Net realized gains (losses)	(702)	(1,421)	4,162	2,553
Net change in unrealized appreciation/(depreciation)	105,953	(14,610)	83,800	(10,192)

Net increase (decrease) in net assets resulting from operations	107,465	(14,801)	91,396	(4,574)

Contract Transactions:
Contract owners’ net payments	42,414	41,052	46,664	45,497
Annuity payments	(308)	(235)	(303)	(205)
Surrenders and other (net)	(28,199)	(23,286)	(24,101)	(19,690)
Transfers from other divisions or sponsor	814,266	686,808	793,702	662,105
Transfers to other divisions or sponsor	(821,588)	(671,366)	(801,083)	(644,225)

Net increase (decrease) in net assets resulting from contract transactions	6,585	32,973	14,879	43,482

Net increase (decrease) in net assets	114,050	18,172	106,275	38,908

Net Assets:
Beginning of period	364,619	346,447	326,826	287,918

End of period	$478,669	$364,619	$433,101	$326,826

Units issued during the period	442,081	432,453	788,737	772,333
Units redeemed during the period	(438,435)	(413,460)	(773,990)	(726,265)

Net units issued (redeemed) during period	3,646	18,993	14,747	46,068

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$16,420	$12,309	$573	$(234)
Net realized gains (losses)	8,661	16,538	4,532	(1,897)
Net change in unrealized appreciation/(depreciation)	182,899	(7,079)	111,586	34,830

Net increase (decrease) in net assets resulting from operations	207,980	21,768	116,691	32,699

Contract Transactions:
Contract owners’ net payments	66,912	64,613	55,210	52,879
Annuity payments	(1,166)	(790)	(370)	(251)
Surrenders and other (net)	(76,769)	(65,635)	(31,224)	(25,770)
Transfers from other divisions or sponsor	1,620,895	1,428,121	1,015,024	839,773
Transfers to other divisions or sponsor	(1,649,525)	(1,408,882)	(1,015,442)	(834,071)

Net increase (decrease) in net assets resulting from contract transactions	(39,653)	17,427	23,198	32,560

Net increase (decrease) in net assets	168,327	39,195	139,889	65,259

Net Assets:
Beginning of period	991,103	951,908	424,055	358,796

End of period	$1,159,430	$991,103	$563,944	$424,055

Units issued during the period	667,118	692,001	1,023,832	1,037,651
Units redeemed during the period	(676,541)	(676,922)	(1,001,156)	(999,856)

Net units issued (redeemed) during period	(9,423)	15,079	22,676	37,795

	Government Money Market Division		Short-Term Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(642)	$(1,951)	$1,221	$769
Net realized gains (losses)	3	22	88	(125)
Net change in unrealized appreciation/(depreciation)	-	-	(153)	1,017

Net increase (decrease) in net assets resulting from operations	(639)	(1,929)	1,156	1,661

Contract Transactions:
Contract owners’ net payments	59,492	64,093	18,830	18,714
Annuity payments	(608)	(373)	(227)	(207)
Surrenders and other (net)	(94,839)	(86,193)	(18,285)	(18,116)
Transfers from other divisions or sponsor	221,207	265,203	413,666	377,302
Transfers to other divisions or sponsor	(228,325)	(190,982)	(396,368)	(362,617)

Net increase (decrease) in net assets resulting from contract transactions	(43,073)	51,748	17,616	15,076

Net increase (decrease) in net assets	(43,712)	49,819	18,772	16,737

Net Assets:
Beginning of period	293,514	243,695	216,914	200,177

End of period	$249,802	$293,514	$235,686	$216,914

Units issued during the period	181,199	213,459	369,447	340,425
Units redeemed during the period	(203,164)	(175,590)	(354,879)	(327,894)

Net units issued (redeemed) during period	(21,965)	37,869	14,568	12,531

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$21,325	$17,666	$988	$952
Net realized gains (losses)	25,808	13,653	3,282	1,621
Net change in unrealized appreciation/(depreciation)	(2,389)	1,681	2,250	(3,153)

Net increase (decrease) in net assets resulting from operations	44,744	33,000	6,520	(580)

Contract Transactions:
Contract owners’ net payments	122,679	128,225	3,885	5,738
Annuity payments	(2,959)	(2,322)	(43)	(50)
Surrenders and other (net)	(124,928)	(123,291)	(7,472)	(7,435)
Transfers from other divisions or sponsor	2,984,188	2,693,088	157,659	176,146
Transfers to other divisions or sponsor	(2,892,545)	(2,675,510)	(156,092)	(171,433)

Net increase (decrease) in net assets resulting from contract transactions	86,435	20,190	(2,063)	2,966

Net increase (decrease) in net assets	131,179	53,190	4,457	2,386

Net Assets:
Beginning of period	1,584,515	1,531,325	88,273	85,887

End of period	$1,715,694	$1,584,515	$92,730	$88,273

Units issued during the period	960,923	862,835	87,848	97,006
Units redeemed during the period	(924,249)	(849,297)	(89,173)	(95,857)

Net units issued (redeemed) during period	36,674	13,538	(1,325)	1,149

	Inflation Protection Division		High Yield Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:	$(284)	$1,088	$21,474	$18,860
Net investment income (loss)	658	(25)	2,258	274
Net realized gains (losses)	7,523	8,343	2,783	34,127

Net change in unrealized appreciation/(depreciation)	7,897	9,406	26,515	53,261

Net increase (decrease) in net assets resulting from operations

Contract Transactions:
Contract owners’ net payments	26,187	26,741	32,123	30,086
Annuity payments	(351)	(319)	(516)	(467)
Surrenders and other (net)	(20,755)	(20,327)	(33,414)	(32,212)
Transfers from other divisions or sponsor	573,694	501,576	757,244	678,024
Transfers to other divisions or sponsor	(551,924)	(497,958)	(746,746)	(688,810)

Net increase (decrease) in net assets resulting from contract transactions	26,851	9,713	8,691	(13,379)

Net increase (decrease) in net assets	34,748	19,119	35,206	39,882

Net Assets:
Beginning of period	269,643	250,524	440,016	400,134

End of period	$304,391	$269,643	$475,222	$440,016

Units issued during the period	445,167	399,029	240,083	237,117
Units redeemed during the period	(425,555)	(392,533)	(236,588)	(241,324)

Net units issued (redeemed) during period	19,612	6,496	3,495	(4,207)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$20,091	$20,125	$20,908	$21,294
Net realized gains (losses)	828	2,134	46,999	18,029
Net change in unrealized appreciation/(depreciation)	24,908	28,101	116,157	53,964

Net increase (decrease) in net assets resulting from operations	45,827	50,360	184,064	93,287

Contract Transactions:
Contract owners’ net payments	70,140	66,429	69,400	69,565
Annuity payments	(659)	(550)	(7,079)	(6,447)
Surrenders and other (net)	(44,344)	(40,042)	(163,432)	(150,450)
Transfers from other divisions or sponsor	1,250,899	1,048,594	391,334	347,162
Transfers to other divisions or sponsor	(1,200,170)	(1,032,567)	(402,565)	(360,191)

Net increase (decrease) in net assets resulting from contract transactions	75,866	41,864	(112,342)	(100,361)

Net increase (decrease) in net assets	121,693	92,224	71,722	(7,074)

Net Assets:
Beginning of period	582,879	490,655	1,745,756	1,752,830

End of period	$704,572	$582,879	$1,817,478	$1,745,756

Units issued during the period	778,750	709,389	138,188	134,014
Units redeemed during the period	(733,987)	(685,144)	(145,625)	(143,152)

Net units issued (redeemed) during period	44,763	24,245	(7,437)	(9,138)

	Asset Allocation Division		Fidelity VIP Mid Cap Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,522	$2,942	$(1,461)	$(2,152)
Net realized gains (losses)	12,956	8,319	30,810	25,743
Net change in unrealized appreciation/(depreciation)	11,747	1,792	51,983	21,198

Net increase (decrease) in net assets resulting from operations	27,225	13,053	81,332	44,789

Contract Transactions:
Contract owners’ net payments	7,061	6,676	15,055	15,614
Annuity payments	(813)	(426)	(355)	(326)
Surrenders and other (net)	(17,313)	(13,500)	(33,430)	(28,943)
Transfers from other divisions or sponsor	102,272	98,349	673,826	642,367
Transfers to other divisions or sponsor	(101,206)	(102,339)	(696,742)	(661,034)

Net increase (decrease) in net assets resulting from contract transactions	(9,999)	(11,240)	(41,646)	(32,322)

Net increase (decrease) in net assets	17,226	1,813	39,686	12,467

Net Assets:
Beginning of period	199,899	198,086	436,315	423,848

End of period	$217,125	$199,899	$476,001	$436,315

Units issued during the period	49,045	53,479	148,417	168,898
Units redeemed during the period	(53,957)	(59,518)	(157,578)	(177,123)

Net units issued (redeemed) during period	(4,912)	(6,039)	(9,161)	(8,225)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(125)	$(787)	$(798)	$(269)
Net realized gains (losses)	40,873	41,389	15,967	13,726
Net change in unrealized appreciation/(depreciation)	57,617	(9,426)	29,751	7,876

Net increase (decrease) in net assets resulting from operations	98,365	31,176	44,920	21,333

Contract Transactions:
Contract owners’ net payments	47,824	48,464	26,305	26,147
Annuity payments	(478)	(359)	(163)	(129)
Surrenders and other (net)	(36,139)	(29,983)	(18,137)	(15,462)
Transfers from other divisions or sponsor	956,758	827,204	562,117	497,939
Transfers to other divisions or sponsor	(971,066)	(833,115)	(569,620)	(505,376)

Net increase (decrease) in net assets resulting from contract transactions	(3,101)	12,211	502	3,119

Net increase (decrease) in net assets	95,264	43,387	45,422	24,452

Net Assets:
Beginning of period	478,496	435,109	257,270	232,818

End of period	$573,760	$478,496	$302,692	$257,270

Units issued during the period	534,456	553,739	325,727	339,097
Units redeemed during the period	(536,321)	(546,561)	(325,564)	(337,459)

Net units issued (redeemed) during period	(1,865)	7,178	163	1,638

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:	$393	$389	$(441)	$(4)
Net investment income (loss)	22,685	13,268	8,832	2,547
Net realized gains (losses)	5,915	745	782	8,035

Net change in unrealized appreciation/(depreciation)	28,993	14,402	9,173	10,578

Net increase (decrease) in net assets resulting from operations

Contract Transactions:
Contract owners’ net payments	2,947	3,499	1,575	1,612
Annuity payments	(259)	(247)	(94)	(85)
Surrenders and other (net)	(9,977)	(10,321)	(4,563)	(4,613)
Transfers from other divisions or sponsor	203,322	200,562	71,937	72,683
Transfers to other divisions or sponsor	(214,596)	(211,330)	(76,211)	(76,775)

Net increase (decrease) in net assets resulting from contract transactions	(18,563)	(17,837)	(7,356)	(7,178)

Net increase (decrease) in net assets	10,430	(3,435)	1,817	3,400

Net Assets:
Beginning of period	155,752	159,187	67,955	64,555

End of period	$166,182	$155,752	$69,772	$67,955

Units issued during the period	110,740	129,363	29,725	36,264
Units redeemed during the period	(120,718)	(140,425)	(32,637)	(39,560)

Net units issued (redeemed) during period	(9,978)	(11,062)	(2,912)	(3,296)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	International Developed Markets Division		Strategic Bond Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,929	$3,473	$3,435	$4,619
Net realized gains (losses)	6,193	(2,826)	142	17,974
Net change in unrealized appreciation/(depreciation)	24,603	1,646	14,579	(10,418)

Net increase (decrease) in net assets resulting from operations	33,725	2,293	18,156	12,175

Contract Transactions:
Contract owners’ net payments	5,792	4,957	41,560	45,734
Annuity payments	(130)	(116)	(691)	(609)
Surrenders and other (net)	(11,415)	(10,942)	(46,986)	(42,598)
Transfers from other divisions or sponsor	268,328	251,767	1,262,832	1,154,758
Transfers to other divisions or sponsor	(272,860)	(249,881)	(1,223,741)	(1,145,103)

Net increase (decrease) in net assets resulting from contract transactions	(10,285)	(4,215)	32,974	12,182

Net increase (decrease) in net assets	23,440	(1,922)	51,130	24,357

Net Assets:
Beginning of period	144,402	146,324	581,969	557,612

End of period	$167,842	$144,402	$633,099	$581,969

Units issued during the period	177,857	194,956	609,729	566,471
Units redeemed during the period	(184,158)	(197,806)	(594,873)	(561,686)

Net units issued (redeemed) during period	(6,301)	(2,850)	14,856	4,785

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$17,507	$21,050	$1,363	$2,837
Net realized gains (losses)	10,500	16,671	1,560	4,858
Net change in unrealized appreciation/(depreciation)	34,925	(25,432)	5,645	(1,007)

Net increase (decrease) in net assets resulting from operations	62,932	12,289	8,568	6,688

Contract Transactions:
Contract owners’ net payments	45,032	45,952	4,873	5,488
Annuity payments	(531)	(467)	(239)	(76)
Surrenders and other (net)	(41,963)	(38,134)	(9,215)	(8,173)
Transfers from other divisions or sponsor	1,046,454	927,040	48,431	43,705
Transfers to other divisions or sponsor	(1,030,649)	(926,421)	(47,284)	(49,300)

Net increase (decrease) in net assets resulting from contract transactions	18,343	7,970	(3,434)	(8,356)

Net increase (decrease) in net assets	81,275	20,259	5,134	(1,668)

Net Assets:
Beginning of period	564,348	544,089	98,408	100,076

End of period	$645,623	$564,348	$103,542	$98,408

Units issued during the period	248,375	232,645	35,194	35,898
Units redeemed during the period	(244,579)	(231,209)	(38,045)	(42,199)

Net units issued (redeemed) during period	3,796	1,436	(2,851)	(6,301)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$3,927	$6,173	$4,083	$3,573
Net realized gains (losses)	14,904	8,003	8,060	3,977
Net change in unrealized appreciation/(depreciation)	8,802	5,785	13,444	7,317

Net increase (decrease) in net assets resulting from operations	27,633	19,961	25,587	14,867

Contract Transactions:
Contract owners’ net payments	11,854	13,669	8,136	11,870
Annuity payments	(357)	(406)	(73)	(128)
Surrenders and other (net)	(24,231)	(21,516)	(16,023)	(12,394)
Transfers from other divisions or sponsor	143,613	142,072	92,287	95,924
Transfers to other divisions or sponsor	(149,668)	(160,264)	(98,930)	(104,610)

Net increase (decrease) in net assets resulting from contract transactions	(18,789)	(26,445)	(14,603)	(9,338)

Net increase (decrease) in net assets	8,844	(6,484)	10,984	5,529

Net Assets:
Beginning of period	257,811	264,295	182,593	177,064

End of period	$266,655	$257,811	$193,577	$182,593

Units issued during the period	105,653	119,042	74,335	88,915
Units redeemed during the period	(118,703)	(137,508)	(85,123)	(95,852)

Net units issued (redeemed) during period	(13,050)	(18,466)	(10,788)	(6,937)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$937	$763	$23,715	$(1,865)
Net realized gains (losses)	2,144	639	(1,957)	(3,482)
Net change in unrealized appreciation/(depreciation)	2,809	2,060	(17,890)	30,484

Net increase (decrease) in net assets resulting from operations	5,890	3,462	3,868	25,137

Contract Transactions:
Contract owners’ net payments	1,968	2,096	36,564	36,954
Annuity payments	(59)	(29)	(208)	(146)
Surrenders and other (net)	(6,055)	(1,799)	(17,381)	(15,109)
Transfers from other divisions or sponsor	26,919	24,727	648,072	546,728
Transfers to other divisions or sponsor	(23,853)	(30,175)	(619,066)	(533,992)

Net increase (decrease) in net assets resulting from contract transactions	(1,080)	(5,180)	47,981	34,435

Net increase (decrease) in net assets	4,810	(1,718)	51,849	59,572

Net Assets:
Beginning of period	36,089	37,807	262,349	202,777

End of period	$40,899	$36,089	$314,198	$262,349

Units issued during the period	24,204	24,260	147,702	129,470
Units redeemed during the period	(25,039)	(28,467)	(137,310)	(121,944)

Net units issued (redeemed) during period	(835)	(4,207)	10,392	7,526

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

1.	Organization

NML Variable Annuity Account B (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund individual flexible payment variable annuity contracts (“contracts”) for tax-deferred annuities, individual retirement annuities and non-tax qualified plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Back Load contracts with a withdrawal charge up to 6.00%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On May 1, 2017, the following Divisions were renamed.

Prior Name	New Name
Russell Multi-Style Equity Division	U.S. Strategic Equity Division
Russell Aggressive Equity Division	U.S. Small Cap Equity Division
Russell Non-U.S. Division	International Developed Markets Division
Russell Core Bond Division	Strategic Bond Division
Russell Global Real Estate Securities Division	Global Real Estate Securities Division
Russell LifePoints Moderate Strategy Division	LifePoints Moderate Strategy Division
Russell LifePoints Balanced Strategy Division	LifePoints Balanced Strategy Division
Russell LifePoints Growth Strategy Division	LifePoints Growth Strategy Division
Russell LifePoints Equity Growth Strategy Division	LifePoints Equity Growth Strategy Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2017, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 securities fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies (continued)

recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. All dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.	Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account and to the General Account and all related payouts are funded by Northwestern Mutual.

F.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2017 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$34,175	$43,965
Focused Appreciation	65,164	101,742
Large Cap Core Stock	13,035	32,290
Large Cap Blend	11,848	12,834
Index 500 Stock	237,238	197,882
Large Company Value	18,450	16,703
Domestic Equity	90,963	51,043
Equity Income	74,906	86,077
Mid Cap Growth Stock	19,433	60,526
Index 400 Stock	95,502	54,941
Mid Cap Value	60,900	42,722
Small Cap Growth Stock	25,911	35,233
Index 600 Stock	44,618	19,114
Small Cap Value	47,413	65,345
International Growth	70,317	61,281
Research International Core	71,758	53,260
International Equity	128,205	150,596
Emerging Markets Equity	90,711	66,726
Government Money Market	164,562	208,840
Short-Term Bond	51,674	32,324
Select Bond	313,590	182,045
Long-Term U.S. Government Bond	21,967	19,559
Inflation Protection	59,672	31,942

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
High Yield Bond	$85,897	$55,336
Multi-Sector Bond	165,686	69,099
Balanced	235,565	258,918
Asset Allocation	31,970	29,739
Fidelity VIP Mid Cap	53,489	75,307
Fidelity VIP Contrafund	103,736	78,035
Neuberger Berman AMT Socially Responsive	49,372	38,858
U.S. Strategic Equity	24,129	26,934
U.S. Small Cap Equity	8,886	12,240
International Developed Markets	23,703	25,416
Strategic Bond	106,228	69,391
Global Real Estate Securities	114,199	66,112
LifePoints Moderate Strategy	20,017	21,000
LifePoints Balanced Strategy	46,060	48,805
LifePoints Growth Strategy	27,125	33,489
LifePoints Equity Growth Strategy	10,695	10,053
Credit Suisse Trust Commodity Return Strategy	96,450	24,602

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.00% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 1.50%.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the Back Load version of the contract, the net assets may be subject to the deduction for the Front Load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front Load version and the Back Load version, respectively.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

4.	Expenses and Related Party Transactions (continued)

For Fee Based contracts issued on or after June 30, 2000, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%.

5.	Subsequent Events

Effective May 1, 2018, the Neuberger Berman AMT Socially Responsive Division will be renamed to AMT Sustainable Equity Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/17	85,951	$1.964404	to	$6.161139	$306,113	0.87%	0.35%	to	1.25%	22.73%	to	23.83%
Year Ended 12/31/16	91,594	1.588718	to	4.995165	268,462	0.87	0.35	to	1.25	1.20	to	2.11
Year Ended 12/31/15	97,000	1.558224	to	4.911462	284,644	0.74	0.35	to	1.25	4.70	to	5.64
Year Ended 12/31/14	102,658	1.47722	to	4.667715	292,136	0.59	0.35	to	1.25	7.67	to	8.64
Year Ended 12/31/13	107,863	1.361729	to	4.313512	289,680	0.68	0.35	to	1.25	34.18	to	35.39
Focused Appreciation
Year Ended 12/31/17	129,363	$4.449605	to	$5.076121	$616,788	0.73%	0.35%	to	1.25%	31.97%	to	33.16%
Year Ended 12/31/16	140,300	3.371663	to	3.812141	504,134	0.24	0.35	to	1.25	4.56	to	5.50
Year Ended 12/31/15	152,744	3.224559	to	3.613247	521,639	0.00	0.35	to	1.25	12.23	to	13.25
Year Ended 12/31/14	156,766	2.873055	to	3.190605	474,874	0.02	0.35	to	1.25	8.08	to	9.05
Year Ended 12/31/13	142,827	2.658335	to	2.925762	397,811	0.49	0.35	to	1.25	27.41	to	28.55
Large Cap Core Stock
Year Ended 12/31/17	70,330	$1.712864	to	$4.445804	$206,133	1.77%	0.35%	to	1.25%	23.33%	to	24.43%
Year Ended 12/31/16	77,269	1.378587	to	3.587029	185,199	2.16	0.35	to	1.25	6.24	to	7.19
Year Ended 12/31/15	83,180	1.287981	to	3.359608	189,100	2.13	0.35	to	1.25	-4.26	to	-3.40
Year Ended 12/31/14	88,619	1.335309	to	3.491694	213,197	1.49	0.35	to	1.25	7.22	to	8.19
Year Ended 12/31/13	93,033	1.236136	to	3.240388	213,173	1.15	0.35	to	1.25	26.99	to	28.13
Large Cap Blend
Year Ended 12/31/17	43,262	$1.562708	to	$1.719920	$71,296	0.89%	0.35%	to	1.25%	17.55%	to	18.61%
Year Ended 12/31/16	46,436	1.329366	to	1.450071	64,658	1.04	0.35	to	1.25	12.57	to	13.59
Year Ended 12/31/15	50,379	1.180907	to	1.276624	61,931	0.87	0.35	to	1.25	-3.63	to	-2.76
Year Ended 12/31/14	52,840	1.225351	to	1.312832	66,966	0.04	0.35	to	1.25	11.18	to	12.18
Year Ended 12/31/13	55,840	1.102119	to	1.170256	63,399	0.89	0.35	to	1.25	29.24	to	30.40
Index 500 Stock
Year Ended 12/31/17	379,443	$2.262276	to	$11.377736	$1,606,653	1.77%	0.35%	to	1.25%	20.01%	to	21.09%
Year Ended 12/31/16	356,479	1.871001	to	9.433212	1,323,250	1.86	0.35	to	1.25	10.35	to	11.34
Year Ended 12/31/15	324,786	1.682892	to	8.505874	1,160,225	1.69	0.35	to	1.26	-0.09	to	0.82
Year Ended 12/31/14	303,332	1.671768	to	8.470669	1,144,785	1.60	0.35	to	1.27	12.05	to	13.06
Year Ended 12/31/13	304,635	1.480870	to	7.522036	1,067,160	1.82	0.35	to	1.28	30.42	to	31.59
Large Company Value
Year Ended 12/31/17	56,510	$1.495275	to	$1.645847	$88,800	2.01%	0.35%	to	1.25%	9.72%	to	10.71%
Year Ended 12/31/16	58,476	1.362750	to	1.486618	83,209	1.72	0.35	to	1.25	13.93	to	14.96
Year Ended 12/31/15	61,343	1.196136	to	1.293194	76,044	1.59	0.35	to	1.26	-5.04	to	-4.18
Year Ended 12/31/14	63,902	1.259638	to	1.349669	83,082	0.00	0.35	to	1.27	11.63	to	12.63
Year Ended 12/31/13	66,695	1.128421	to	1.198270	77,367	1.57	0.35	to	1.28	29.66	to	30.83
Domestic Equity
Year Ended 12/31/17	176,754	$2.443559	to	$2.831891	$471,051	1.64%	0.35%	to	1.25%	12.37%	to	13.38%
Year Ended 12/31/16	165,719	2.174598	to	2.497727	391,339	1.88	0.35	to	1.25	13.55	to	14.58
Year Ended 12/31/15	154,309	1.915024	to	2.179944	318,448	1.80	0.35	to	1.26	-1.33	to	-0.44
Year Ended 12/31/14	149,921	1.940876	to	2.189636	311,373	1.67	0.35	to	1.27	32.37	to	33.56
Year Ended 12/31/13	160,824	1.725835	to	1.929634	295,121	1.67	0.35	to	1.28	32.37	to	33.56
Equity Income
Year Ended 12/31/17	179,903	$2.935634	to	$3.349027	$569,885	2.20%	0.35%	to	1.25%	14.81%	to	15.84%
Year Ended 12/31/16	195,472	2.557036	to	2.891127	536,098	2.03	0.35	to	1.25	17.69	to	18.75
Year Ended 12/31/15	216,707	2.172680	to	2.434611	501,882	1.72	0.35	to	1.26	-7.90	to	-7.07
Year Ended 12/31/14	211,617	2.359021	to	2.619776	529,373	1.25	0.35	to	1.27	6.10	to	7.06
Year Ended 12/31/13	188,104	2.223419	to	2.447110	440,916	1.36	0.35	to	1.28	28.33	to	29.48

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/17	4,478	$1.707717	to	$10.824550	$21,508	0.24%	0.35%	to	1.25%	18.80%	to	19.87%
Year Ended 12/31/16	5,120	1.426767	to	9.066134	21,175	0.18	0.35	to	1.25	-0.42	to	0.48
Year Ended 12/31/15	5,637	1.422124	to	9.059055	24,878	0.04	0.35	to	1.25	-0.54	to	0.36
Year Ended 12/31/14	6,044	1.419146	to	9.062556	27,543	0.36	0.35	to	1.25	7.15	to	8.11
Year Ended 12/31/13	6,096	1.314616	to	8.415877	27,639	0.31	0.35	to	1.25	23.98	to	25.09
Index 400 Stock
Year Ended 12/31/17	7,237	$4.272733	to	$5.511839	$33,374	1.08%	0.35%	to	1.25%	14.52%	to	15.55%
Year Ended 12/31/16	6,740	3.703134	to	4.772358	27,067	1.14	0.35	to	1.25	18.89	to	19.96
Year Ended 12/31/15	6,253	3.091590	to	3.980311	21,088	1.11	0.35	to	1.25	-3.59	to	-2.72
Year Ended 12/31/14	5,832	3.182879	to	4.093812	20,311	0.99	0.35	to	1.25	8.06	to	9.03
Year Ended 12/31/13	5,588	2.923550	to	3.756556	17,955	1.04	0.35	to	1.25	31.51	to	32.70
Mid Cap Value
Year Ended 12/31/17	4,410	$3.643868	to	$4.156918	$18,031	1.44%	0.35%	to	1.25%	10.43%	to	11.42%
Year Ended 12/31/16	4,734	3.299810	to	3.730873	17,407	1.68	0.35	to	1.25	21.70	to	22.80
Year Ended 12/31/15	4,664	2.711402	to	3.038210	13,973	1.67	0.35	to	1.25	-2.55	to	-1.67
Year Ended 12/31/14	4,360	2.782414	to	3.089907	13,337	0.99	0.35	to	1.25	15.24	to	16.28
Year Ended 12/31/13	3,789	2.414353	to	2.657215	9,978	0.97	0.35	to	1.25	28.63	to	29.79
Small Cap Growth Stock
Year Ended 12/31/17	2,514	$2.720661	to	$6.042354	$9,705	0.10%	0.35%	to	1.25%	20.10%	to	21.18%
Year Ended 12/31/16	2,691	2.245084	to	4.988658	8,720	0.22	0.35	to	1.25	10.86	to	11.86
Year Ended 12/31/15	3,003	2.007098	to	4.462150	9,012	0.11	0.35	to	1.25	-0.93	to	-0.03
Year Ended 12/31/14	3,371	2.007765	to	4.465920	10,331	0.00	0.35	to	1.25	7.31	to	8.28
Year Ended 12/31/13	3,781	1.854311	to	4.126720	10,937	0.49	0.35	to	1.25	36.88	to	38.11
Index 600 Stock
Year Ended 12/31/17	6,250	$2.146980	to	$2.363154	$14,643	1.89%	0.35%	to	1.25%	11.53%	to	12.53%
Year Ended 12/31/16	5,743	1.925007	to	2.099948	11,982	0.57	0.35	to	1.25	24.56	to	25.68
Year Ended 12/31/15	4,576	1.545444	to	1.670823	7,640	0.00	0.35	to	1.25	-3.56	to	-2.69
Year Ended 12/31/14	3,628	1.602493	to	1.717017	6,210	1.62	0.35	to	1.25	4.03	to	4.97
Year Ended 12/31/13	3,109	1.540384	to	1.635708	5,034	3.79	0.35	to	1.25	38.92	to	40.18
Small Cap Value
Year Ended 12/31/17	3,523	$3.885050	to	$4.502330	$15,441	0.77%	0.35%	to	1.25%	10.27%	to	11.26%
Year Ended 12/31/16	3,948	3.523164	to	4.046577	15,533	0.92	0.35	to	1.25	30.75	to	31.93
Year Ended 12/31/15	4,628	2.694556	to	3.067228	13,672	0.69	0.35	to	1.25	-6.62	to	-5.78
Year Ended 12/31/14	5,019	2.885630	to	3.255360	15,721	0.36	0.35	to	1.25	-1.02	to	-0.13
Year Ended 12/31/13	5,015	2.915464	to	3.259605	15,675	1.14	0.35	to	1.25	30.13	to	31.30
International Growth
Year Ended 12/31/17	13,109	$1.970410	to	$2.283495	$29,487	1.28%	0.35%	to	1.25%	28.42%	to	29.58%
Year Ended 12/31/16	12,915	1.534322	to	1.762282	22,350	1.15	0.35	to	1.25	-4.60	to	-3.74
Year Ended 12/31/15	12,368	1.608366	to	1.830814	22,138	1.70	0.35	to	1.25	-2.95	to	-2.07
Year Ended 12/31/14	11,852	1.657184	to	1.869507	21,590	1.32	0.35	to	1.25	-5.71	to	-4.86
Year Ended 12/31/13	10,190	1.757474	to	1.964925	19,435	1.40	0.35	to	1.25	18.32	to	19.39
Research International Core
Year Ended 12/31/17	22,002	$1.120355	to	$1.233245	$27,463	1.68%	0.35%	to	1.25%	26.62%	to	27.76%
Year Ended 12/31/16	21,237	0.884785	to	0.965259	20,837	1.77	0.35	to	1.25	-2.35	to	-1.47
Year Ended 12/31/15	19,350	0.906065	to	0.979635	19,183	2.11	0.35	to	1.25	-2.34	to	-1.46
Year Ended 12/31/14	17,913	0.927768	to	0.994128	17,969	1.48	0.35	to	1.25	-7.87	to	-7.04
Year Ended 12/31/13	14,104	1.007038	to	1.069405	15,206	0.13	0.35	to	1.25	17.45	to	18.50

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
International Equity
Year Ended 12/31/17	27,506	$2.249645	to	$5.066863	$71,426	2.33%	0.35%	to	1.25%	20.78%	to	21.87%
Year Ended 12/31/16	26,617	1.848705	to	4.174130	58,052	2.14	0.35	to	1.25	1.62	to	2.53
Year Ended 12/31/15	25,514	1.805718	to	4.087188	55,757	2.97	0.35	to	1.25	-3.43	to	-2.56
Year Ended 12/31/14	24,188	1.855840	to	4.211116	55,821	1.93	0.35	to	1.25	-9.94	to	-9.12
Year Ended 12/31/13	21,895	2.045236	to	4.652414	57,973	2.21	0.35	to	1.25	19.87	to	20.95
Emerging Markets Equity
Year Ended 12/31/17	45,371	$1.082576	to	$1.191540	$54,374	0.90%	0.35%	to	1.25%	26.26%	to	27.39%
Year Ended 12/31/16	42,727	0.857413	to	0.935322	40,243	0.73	0.35	to	1.25	7.71	to	8.68
Year Ended 12/31/15	38,496	0.796019	to	0.860596	33,322	0.88	0.35	to	1.25	-13.33	to	-12.55
Year Ended 12/31/14	34,545	0.918478	to	0.984102	34,091	0.64	0.35	to	1.25	-7.41	to	-6.58
Year Ended 12/31/13	26,720	0.992029	to	1.053409	28,193	0.75	0.35	to	1.25	-6.33	to	-5.48
Government Money Market
Year Ended 12/31/17	16,842	$1.243091	to	$3.323610	$25,322	0.59%	0.35%	to	1.25%	-0.65%	to	0.25%
Year Ended 12/31/16	15,738	1.241859	to	3.328556	25,161	0.12	0.35	to	1.25	-1.11	to	-0.22
Year Ended 12/31/15	12,911	1.246483	to	3.349268	20,225	0.01	0.35	to	1.25	-1.23	to	-0.34
Year Ended 12/31/14	12,247	1.252575	to	3.374113	19,554	0.07	0.35	to	1.25	-1.17	to	-0.28
Year Ended 12/31/13	11,591	1.257946	to	3.397020	19,879	0.10	0.35	to	1.25	-1.14	to	-0.25
Short-Term Bond
Year Ended 12/31/17	26,494	$1.106873	to	$1.218389	$32,305	1.30%	0.35%	to	1.25%	0.07%	to	0.97%
Year Ended 12/31/16	25,457	1.106066	to	1.206680	30,694	1.18	0.35	to	1.25	0.41	to	1.31
Year Ended 12/31/15	21,827	1.101540	to	1.191018	26,216	0.72	0.35	to	1.25	-0.53	to	0.37
Year Ended 12/31/14	22,519	1.107462	to	1.186641	26,776	0.59	0.35	to	1.25	-0.86	to	0.03
Year Ended 12/31/13	19,794	1.117123	to	1.186243	23,432	0.17	0.35	to	1.25	-0.70	to	0.20
Select Bond
Year Ended 12/31/17	40,477	$2.293482	to	$16.904021	$112,237	2.09%	0.35%	to	1.25%	2.30%	to	3.22%
Year Ended 12/31/16	35,051	2.225197	to	16.441431	98,042	1.94	0.35	to	1.25	1.78	to	2.70
Year Ended 12/31/15	33,232	2.170001	to	16.073494	92,098	1.50	0.35	to	1.25	-0.72	to	0.18
Year Ended 12/31/14	31,818	2.169376	to	16.108783	91,228	2.05	0.35	to	1.25	4.25	to	5.19
Year Ended 12/31/13	27,607	2.065352	to	15.374447	79,800	2.31	0.35	to	1.25	-3.37	to	-2.50
Long-Term U.S Government Bond
Year Ended 12/31/17	6,274	$1.810437	to	$1.992613	$12,389	1.86%	0.35%	to	1.25%	6.94%	to	7.90%
Year Ended 12/31/16	6,446	1.693000	to	1.846758	11,753	1.84	0.35	to	1.25	-0.17	to	0.74
Year Ended 12/31/15	5,432	1.695799	to	1.833278	9,853	2.09	0.35	to	1.25	-2.70	to	-1.82
Year Ended 12/31/14	5,276	1.742779	to	1.867223	9,764	2.12	0.35	to	1.25	22.20	to	23.30
Year Ended 12/31/13	5,183	1.426196	to	1.514382	7,792	0.02	0.35	to	1.25	-14.35	to	-13.58
Inflation Protection
Year Ended 12/31/17	21,157	$1.289916	to	$1.419776	$30,348	0.68%	0.35%	to	1.25%	2.30%	to	3.22%
Year Ended 12/31/16	19,152	1.260965	to	1.375532	26,586	1.21	0.35	to	1.25	3.39	to	4.32
Year Ended 12/31/15	19,578	1.219659	to	1.318578	25,941	2.37	0.35	to	1.25	-3.42	to	-2.55
Year Ended 12/31/14	20,042	1.262831	to	1.353036	27,207	0.55	0.35	to	1.25	1.86	to	2.78
Year Ended 12/31/13	18,176	1.239806	to	1.316482	23,947	1.08	0.35	to	1.25	-9.47	to	-8.65
High Yield Bond
Year Ended 12/31/17	13,802	$3.021110	to	$4.493974	$44,469	5.49%	0.35%	to	1.25%	5.56%	to	6.51%
Year Ended 12/31/16	12,879	2.840699	to	4.221461	39,103	5.34	0.35	to	1.25	13.17	to	14.19
Year Ended 12/31/15	12,934	2.491321	to	3.698616	34,534	4.61	0.35	to	1.25	-2.59	to	-1.71
Year Ended 12/31/14	13,053	2.538399	to	3.767434	35,709	5.09	0.35	to	1.25	-0.08	to	0.82
Year Ended 12/31/13	11,146	2.521493	to	3.751620	30,484	5.63	0.35	to	1.25	4.52	to	5.47

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Multi-Sector Bond
Year Ended 12/31/17	45,601	$1.643634	to	$1.809045	$82,715	3.89%	0.35%	to	1.25%	7.04%	to	8.01%
Year Ended 12/31/16	38,641	1.535492	to	1.674962	65,011	4.54	0.35	to	1.25	9.71	to	10.70
Year Ended 12/31/15	36,867	1.399545	to	1.513022	56,082	5.54	0.35	to	1.25	-3.43	to	-2.56
Year Ended 12/31/14	34,741	1.449313	to	1.552814	54,223	2.67	0.35	to	1.25	1.97	to	2.89
Year Ended 12/31/13	29,622	1.421330	to	1.509225	44,931	3.50	0.35	to	1.25	-2.80	to	-1.93
Balanced
Year Ended 12/31/17	7,770	$2.053508	to	$16.310677	$91,394	2.22%	0.35%	to	1.25%	10.60%	to	11.59%
Year Ended 12/31/16	8,334	1.842907	to	14.674172	89,779	2.20	0.35	to	1.25	5.26	to	6.21
Year Ended 12/31/15	9,787	1.737765	to	13.871272	101,776	1.97	0.35	to	1.25	-1.36	to	-0.47
Year Ended 12/31/14	9,992	1.748607	to	13.992488	109,806	2.33	0.35	to	1.25	4.25	to	5.19
Year Ended 12/31/13	10,607	1.664771	to	13.354706	111,947	3.35	0.35	to	1.25	10.69	to	11.69
Asset Allocation
Year Ended 12/31/17	1,914	$2.057749	to	$2.384747	$4,146	2.07%	0.35%	to	1.25%	13.45%	to	14.47%
Year Ended 12/31/16	1,966	1.813730	to	2.083222	3,884	2.30	0.35	to	1.25	6.45	to	7.41
Year Ended 12/31/15	2,716	1.703817	to	1.939491	4,940	1.95	0.35	to	1.25	-1.66	to	-0.77
Year Ended 12/31/14	2,980	1.732596	to	1.954610	5,498	2.18	0.35	to	1.25	3.85	to	4.78
Year Ended 12/31/13	3,708	1.668437	to	1.865412	6,570	3.17	0.35	to	1.25	15.22	to	16.26
Fidelity VIP Mid Cap
Year Ended 12/31/17	4,803	$4.733325	to	$5.399821	$25,514	0.49%	0.35%	to	1.25%	19.05%	to	20.12%
Year Ended 12/31/16	5,296	3.976053	to	4.495510	23,397	0.31	0.35	to	1.25	10.53	to	11.53
Year Ended 12/31/15	5,941	3.597108	to	4.030700	23,425	0.25	0.35	to	1.25	-2.85	to	-1.97
Year Ended 12/31/14	6,685	3.702607	to	4.111819	26,891	0.02	0.35	to	1.25	4.72	to	5.66
Year Ended 12/31/13	6,723	3.535842	to	3.891526	25,562	0.28	0.35	to	1.25	34.18	to	35.39
Fidelity VIP Contrafund
Year Ended 12/31/17	19,368	$1.928613	to	$2.122752	$41,072	0.78%	0.35%	to	1.25%	20.08%	to	21.16%
Year Ended 12/31/16	21,106	1.606056	to	1.751990	37,013	0.62	0.35	to	1.25	6.39	to	7.35
Year Ended 12/31/15	22,741	1.509544	to	1.631987	37,020	0.82	0.35	to	1.25	-0.83	to	0.06
Year Ended 12/31/14	22,905	1.522183	to	1.630936	37,174	0.77	0.35	to	1.25	10.27	to	11.26
Year Ended 12/31/13	21,785	1.380421	to	1.465826	31,820	0.86	0.35	to	1.25	29.33	to	30.49
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/17	6,243	$1.844614	to	$2.030266	$12,716	0.52%	0.35%	to	1.25%	16.96%	to	18.02%
Year Ended 12/31/16	6,868	1.577073	to	1.720338	11,846	0.69	0.35	to	1.25	8.50	to	9.48
Year Ended 12/31/15	7,466	1.453533	to	1.571407	11,744	0.56	0.35	to	1.25	-1.70	to	-0.81
Year Ended 12/31/14	8,005	1.478648	to	1.584272	12,719	0.39	0.35	to	1.25	9.10	to	10.00
Year Ended 12/31/13	6,779	1.356400	to	1.440299	9,808	0.73	0.35	to	1.25	35.90	to	37.12
U.S. Strategic Equity
Year Ended 12/31/17	8,025	$1.933892	to	$2.265343	$17,766	1.04%	0.35%	to	1.25%	19.30%	to	20.37%
Year Ended 12/31/16	9,431	1.620995	to	1.882855	17,356	1.05	0.35	to	1.25	9.26	to	10.25
Year Ended 12/31/15	10,833	1.483571	to	1.708703	18,223	0.83	0.35	to	1.25	-0.15	to	0.75
Year Ended 12/31/14	12,589	1.485791	to	1.696823	20,974	1.14	0.35	to	1.25	10.31	to	11.31
Year Ended 12/31/13	11,837	1.346869	to	1.525219	17,594	1.19	0.35	to	1.25	31.27	to	32.46
U.S. Small Cap Equity
Year Ended 12/31/17	1,876	$2.677261	to	$3.202394	$5,240	0.18%	0.35%	to	1.25%	14.05%	to	15.08%
Year Ended 12/31/16	2,056	2.329986	to	2.784266	5,012	0.83	0.35	to	1.25	17.19	to	18.24
Year Ended 12/31/15	2,366	1.973444	to	2.355880	4,911	0.67	0.35	to	1.25	-8.34	to	-7.51
Year Ended 12/31/14	2,613	2.136889	to	2.548477	5,894	0.25	0.35	to	1.25	0.30	to	1.20
Year Ended 12/31/13	2,888	2.114649	to	2.519468	6,451	0.43	0.35	to	1.25	38.27	to	39.51

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
International Developed Markets
Year Ended 12/31/17	12,462	$1.636764	to	$2.084321	$22,169	2.63%	0.35%	to	1.25%	23.43%	to	24.54%
Year Ended 12/31/16	12,422	1.316215	to	1.674471	17,764	3.24	0.35	to	1.25	1.09	to	2.00
Year Ended 12/31/15	12,430	1.292302	to	1.642438	17,602	1.14	0.35	to	1.25	-2.54	to	-1.66
Year Ended 12/31/14	12,140	1.316072	to	1.671003	17,543	1.92	0.35	to	1.25	-5.63	to	-4.78
Year Ended 12/31/13	11,119	1.384260	to	1.755832	16,857	1.97	0.35	to	1.25	20.40	to	21.48
Strategic Bond
Year Ended 12/31/17	30,716	$1.971861	to	$2.309777	$70,308	1.34%	0.35%	to	1.25%	2.58%	to	3.50%
Year Ended 12/31/16	28,050	1.922321	to	2.232803	62,002	1.60	0.35	to	1.25	1.82	to	2.74
Year Ended 12/31/15	26,987	1.887891	to	2.174318	58,225	2.39	0.35	to	1.25	-1.38	to	-0.49
Year Ended 12/31/14	26,457	1.914309	to	2.186141	57,252	1.52	0.35	to	1.25	4.15	to	5.08
Year Ended 12/31/13	22,167	1.838117	to	2.081422	45,516	1.42	0.35	to	1.25	-2.67	to	-1.80
Global Real Estate Securities
Year Ended 12/31/17	9,536	$4.084164	to	$4.980485	$44,427	3.70%	0.35%	to	1.25%	10.42%	to	11.41%
Year Ended 12/31/16	9,375	3.698741	to	4.476956	39,095	4.57	0.35	to	1.25	1.74	to	2.66
Year Ended 12/31/15	9,182	3.635378	to	4.367478	37,210	1.64	0.35	to	1.25	-1.00	to	-0.10
Year Ended 12/31/14	9,110	3.671934	to	4.378494	36,892	3.33	0.35	to	1.25	13.33	to	14.35
Year Ended 12/31/13	8,219	3.240150	to	3.834838	29,128	3.98	0.35	to	1.25	2.36	to	3.29
LifePoints Moderate Strategy
Year Ended 12/31/17	1,891	$1.449028	to	$1.594878	$2,826	2.29%	0.35%	to	1.25%	8.53%	to	9.50%
Year Ended 12/31/16	1,758	1.335201	to	1.456484	2,405	3.45	0.35	to	1.25	6.41	to	7.37
Year Ended 12/31/15	2,598	1.254766	to	1.356504	3,305	2.46	0.35	to	1.25	-2.93	to	-2.05
Year Ended 12/31/14	2,824	1.292586	to	1.384896	3,665	3.11	0.35	to	1.25	3.55	to	4.49
Year Ended 12/31/13	1,735	1.248227	to	1.325425	2,174	1.73	0.35	to	1.25	5.46	to	6.41
LifePoints Balanced Strategy
Year Ended 12/31/17	1,480	$1.448010	to	$1.593814	$2,244	2.38%	0.35%	to	1.25%	10.61%	to	11.61%
Year Ended 12/31/16	1,435	1.309079	to	1.428058	1,969	2.86	0.35	to	1.25	7.70	to	8.67
Year Ended 12/31/15	2,198	1.215472	to	1.314103	2,816	2.12	0.35	to	1.25	-3.52	to	-2.64
Year Ended 12/31/14	3,222	1.259753	to	1.349788	4,219	2.97	0.35	to	1.25	3.31	to	4.24
Year Ended 12/31/13	3,339	1.219361	to	1.294830	4,258	2.09	0.35	to	1.25	11.03	to	12.04
LifePoints Growth Strategy
Year Ended 12/31/17	958	$1.402805	to	$1.544057	$1,389	3.17%	0.35%	to	1.25%	14.22%	to	15.25%
Year Ended 12/31/16	902	1.228131	to	1.339752	1,135	2.18	0.35	to	1.25	8.36	to	9.34
Year Ended 12/31/15	1,699	1.133339	to	1.225293	1,995	1.78	0.35	to	1.25	-4.51	to	-3.65
Year Ended 12/31/14	1,753	1.186908	to	1.271734	2,142	2.96	0.35	to	1.25	2.47	to	3.39
Year Ended 12/31/13	1,800	1.158315	to	1.229996	2,135	2.25	0.35	to	1.25	15.11	to	16.15
LifePoints Equity Growth Strategy
Year Ended 12/31/17	93	$1.331848	to	$1.465982	$125	3.27%	0.35%	to	1.25%	16.10%	to	17.14%
Year Ended 12/31/16	89	1.147180	to	1.251467	102	2.60	0.35	to	1.25	9.47	to	10.46
Year Ended 12/31/15	189	1.047904	to	1.132951	202	1.57	0.35	to	1.25	-5.06	to	-4.21
Year Ended 12/31/14	150	1.103798	to	1.182707	167	2.82	0.35	to	1.25	2.20	to	3.12
Year Ended 12/31/13	358	1.080041	to	1.146904	388	2.51	0.35	to	1.25	18.33	to	19.39
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/17	7,103	$4.616153	to	$4.901414	$35,138	9.03%	0.35%	to	1.25%	0.26%	to	1.16%
Year Ended 12/31/16	5,446	4.604145	to	4.845070	26,698	0.00	0.35	to	1.25	10.63	to	11.63
Year Ended 12/31/15	4,516	4.161714	to	4.340351	19,798	0.00	0.35	to	1.25	-25.96	to	-25.29
Year Ended 12/31/14	3,648	5.621078	to	5.809833	21,363	0.00	0.35	to	1.25	-17.97	to	-17.23
Period Ended 12/31/13 (2)	2,669	6.852188	to	7.018922	18,875	0.00	0.35	to	1.25	1.63	to	1.75

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on November 15, 2013.

The Northwestern Mutual

Life Insurance Company

Financial Statements

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 833 E. Michigan St., Ste. 1200, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

February 15, 2018

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2017	2016

Assets:
Bonds	$146,945	$139,795
Mortgage loans	35,750	34,198
Policy loans	17,421	17,150
Common and preferred stocks	5,929	4,256
Real estate	2,356	2,468
Other investments	14,665	13,463
Cash and short-term investments	2,469	2,300

Total investments	225,535	213,630

Due and accrued investment income	1,888	1,883
Net deferred tax assets	1,788	3,179
Deferred premium and other assets	3,376	3,256
Separate account assets	32,462	28,559

Total assets	$265,049	$250,507

Liabilities and surplus:
Reserves for policy benefits	$195,279	$186,483
Policyowner dividends payable	5,335	5,205
Interest maintenance reserve	911	803
Asset valuation reserve	4,334	3,447
Income taxes payable	125	163
Other liabilities	5,752	5,617
Separate account liabilities	32,462	28,559

Total liabilities	244,198	230,277

Surplus:
Surplus notes	2,948	1,750
Unassigned surplus	17,903	18,480

Total surplus	20,851	20,230

Total liabilities and surplus	$265,049	$250,507

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Revenue:
Premiums	$17,897	$17,915	$17,787
Net investment income	9,541	9,605	9,466
Other income	649	632	622

Total revenue	28,087	28,152	27,875

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	10,332	9,798	9,043
Net additions to policy benefit reserves	8,700	9,284	9,352
Net transfers to (from) separate accounts	(229)	(118)	150

Total benefits	18,803	18,964	18,545

Commissions and operating expenses	3,120	3,134	2,929

Total benefits and expenses	21,923	22,098	21,474

Gain from operations before dividends and taxes	6,164	6,054	6,401

Policyowner dividends	5,338	5,205	5,609

Gain from operations before taxes	826	849	792
Income tax benefit	(98)	(176)	(54)

Net gain from operations	924	1,025	846
Net realized capital gains (losses)	93	(215)	(45)

Net income	$1,017	$810	$801

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Beginning of year balance	$20,230	$19,659	$19,055

Net income	1,017	810	801

Change in net unrealized capital gains and losses	822	(326)	(232)

Change in net deferred tax assets	(1,323)	7	87

Change in nonadmitted assets and other	(206)	(37)	(32)

Change in asset valuation reserve	(887)	117	(20)

Change in surplus notes	1,198	-	-

Net increase in surplus	621	571	604

End of year balance	$20,851	$20,230	$19,659

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Cash flows from operating activities:
Premiums and other income received	$12,957	$12,702	$12,653
Investment income received	9,012	9,120	8,669
Benefit and dividend payments to policyowners and beneficiaries	(9,506)	(8,784)	(8,163)
Net transfers (to) from separate accounts	228	121	(152)
Commissions, expenses and taxes paid	(3,080)	(2,614)	(2,827)

Net cash provided by operating activities	9,611	10,545	10,180

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,511	45,185	37,266
Common and preferred stocks	2,750	3,548	2,084
Mortgage loans	2,581	3,023	1,924
Real estate	284	238	209
Other investments	2,193	1,574	1,892

Subtotal proceeds from investments	52,319	53,568	43,375

Cost of investments acquired:
Bonds	(50,472)	(51,042)	(42,795)
Common and preferred stocks	(3,564)	(3,540)	(2,478)
Mortgage loans	(4,096)	(5,040)	(5,031)
Real estate	(148)	(592)	(356)
Other investments	(4,416)	(2,676)	(3,465)

Subtotal cost of investments acquired	(62,696)	(62,890)	(54,125)

Net inflows of policy loans	74	253	3

Net cash applied to investing activities	(10,303)	(9,069)	(10,747)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,198	-	-
Net inflows (outflows) on deposit-type contracts	(220)	(223)	(298)
Other cash provided (applied)	(117)	(406)	(266)

Net cash provided by (applied to) financing and miscellaneous sources	861	(629)	(564)

Net increase (decrease) in cash and short-term investments	169	847	(1,131)
Cash and short-term investments, beginning of year	2,300	1,453	2,584

Cash and short-term investments, end of year	$2,469	$2,300	$1,453

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2017	2016	2015
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,025	$5,428	$5,305
Capitalized interest and payment in-kind investment income	729	727	845
Employee benefit and compensation plan expenses	129	196	154
Other policyowner contract activity	207	188	167

Investing:
Bond forward commitments	-	-	6,225
Bond refinancings and exchanges	1,826	1,985	1,757
Net asset transfers with affiliated entities	803	935	365
Mortgage loan refinancings and transfers	845	918	914
Net policy loan activity	303	342	355
Net premium loan activity	48	94	140
Other invested asset exchanges	88	78	131
Common stock exchanges	93	33	171
Real estate asset exchanges	-	7	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited	439	512	389

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $64 million and $43 million at December 31, 2017 and 2016, respectively, are included in other assets in the statements of financial position and are net of accumulated depreciation of $357 million and $326 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $280 million and $209 million at December 31, 2017 and 2016, respectively. Depreciation expense for IT equipment and software totaled $115 million, $88 million and $77 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $107 million and $56 million at December 31, 2017 and 2016, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks, other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the statements of changes in surplus and are net of tax. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2017 through February 15, 2018, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2017 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value and fair value of bonds at December 31, 2017 and 2016, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2017	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,044	$328	$(12)	$5,360
States, territories and possessions	642	131	(1)	772
Special revenue and assessments	35,321	678	(351)	35,648
All foreign governments	1,694	60	(5)	1,749
Hybrid securities	384	33	-	417
SVO identified funds	12	-	-	12
Industrial and miscellaneous	103,848	4,527	(358)	108,017

Total bonds	$146,945	$5,757	$(727)	$151,975

December 31, 2016	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,482	$315	$(39)	$5,758
States, territories and possessions	661	116	(7)	770
Special revenue and assessments	34,783	686	(440)	35,029
All foreign governments	935	24	(21)	938
Hybrid securities	342	20	(23)	339
SVO identified funds	17	1	-	18
Industrial and miscellaneous	97,575	3,600	(1,269)	99,906

Total bonds	$139,795	$4,762	$(1,799)	$142,758

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value of bonds by SVO rating category at December 31, 2017 and 2016 was as follows:

December 31, 2017	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,044	$-	$-	$-	$-	$-	$5,044

States, territories and possessions	583	59	-	-	-	-	642

Special revenue and assessments	35,198	123	-	-	-	-	35,321

All foreign governments	464	1,135	79	16	-	-	1,694

Hybrid securities	-	207	177	-	-	-	384

SVO identified funds	-	12	-	-	-	-	12

Industrial and miscellaneous	50,910	39,285	5,914	5,268	2,454	17	103,848

Total bonds	$92,199	$40,821	$6,170	$5,284	$2,454	$17	$146,945

December 31, 2016	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,482	$-	$-	$-	$-	$-	$5,482

States, territories and possessions	575	86	-	-	-	-	661

Special revenue and assessments	34,695	88	-	-	-	-	34,783

All foreign governments	313	574	42	6	-	-	935

Hybrid securities	116	62	164	-	-	-	342

SVO identified funds	-	-	-	17	-	-	17

Industrial and miscellaneous	43,839	39,717	5,918	5,761	2,092	248	97,575

Total bonds	$85,020	$40,527	$6,124	$5,784	$2,092	$248	$139,795

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as investment grade) by the SVO at December 31, 2017 and 2016, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2017 and 2016, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2017	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$33,223	$33,164	$-	$-	$33,223	$33,164

Other prime	384	385	2	2	386	387

Other below-prime	321	320	8	9	329	329

Commercial mortgage-backed:

U.S. Government agencies	221	227	-	-	221	227

Conduit	2,229	2,244	4	4	2,233	2,248

Re-REMIC	-	-	-	4	-	4

Other commercial mortgage-backed	45	46	-	-	45	46

Other asset-backed	7,658	7,749	77	78	7,735	7,827

Total structured securities	$44,081	$44,135	$91	$97	$44,172	$44,232

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$32,540	$32,485	$-	$-	$32,540	$32,485

Other prime	409	409	3	3	412	412

Other below-prime	173	172	10	12	183	184

Commercial mortgage-backed:

U.S. Government agencies	245	257	-	-	245	257

Conduit	2,101	2,114	29	22	2,130	2,136

Re-REMIC	141	144	2	3	143	147

Other commercial mortgage-backed	36	38	-	-	36	38

Other asset-backed	6,081	6,177	167	165	6,248	6,342

Total structured securities	$41,726	$41,796	$211	$205	$41,937	$42,001

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2017 and 2016.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. None of these securities have provisions linked to real estate prices, indices or asset values. The Company’s holdings of structured notes at December 31, 2017 and 2016 are summarized below:

	December 31, 2017			December 31, 2016
Description	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Treasury inflation protected securities	1	$129	$128	1	$128	$125

Structured notes	21	241	251	26	341	332

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2017 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$5,335	$5,370

Due after one year through five years	33,535	34,348

Due after five years through ten years	41,341	42,485

Due after ten years	68,965	72,002

Total	$149,176	$154,205

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $133 million and $130 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$4,221	$1,350	$2,371	$5,553	$-	$13,495
Office	4,089	946	1,588	3,432	-	10,055
Retail	2,837	590	2,156	2,064	-	7,647
Warehouse/Industrial	296	245	659	1,184	199	2,583
Other	327	214	676	753	-	1,970

Total	$11,770	$3,345	$7,450	$12,986	$199	$35,750

December 31, 2016	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,935	$929	$2,187	$4,904	$-	$11,955
Office	3,880	980	1,704	3,525	-	10,089
Retail	3,042	603	2,264	1,992	-	7,901
Warehouse/Industrial	247	249	644	1,060	198	2,398
Other	350	189	655	661	-	1,855

Total	$11,454	$2,950	$7,454	$12,142	$198	$34,198

The table below summarizes the December 31, 2017 statement values, by contractual maturity, of mortgage loans where the Company is the sole lending party or has a co-lending or participant arrangement in place with an unaffiliated third party. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

	Sole Lender	Co-lending or Participant Arrangement	Statement Value
	(in millions)
Due in one year or less	$1,853	$105	$1,958
Due after one year through two years	750	140	890
Due after two years through five years	6,923	910	7,833
Due after five years through eight years	9,994	2,124	12,118
Due after eight years	12,613	338	12,951

Total	$32,133	$3,617	$35,750

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2017 and 2016. The maximum and minimum interest rates for mortgage loans originated during 2017 were 5.75% and 2.97%, respectively, while these rates during 2016 were 6.00% and 2.48%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2017 and 2016 was 56% and 59%, respectively, with a maximum of 79% and 100% for any single loan during 2017 and 2016, respectively. Loans with a 100% loan-to-value (LTV) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2017 and 2016, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 51% and 53%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2017 and 2016 was as follows:

December 31, 2017	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,467	$8,893	$135	$-	$13,495
Office	5,243	4,391	414	7	10,055
Retail	4,540	2,828	213	66	7,647
Warehouse/Industrial	1,137	1,161	285	-	2,583
Other	567	1,385	-	18	1,970

Total	$15,954	$18,658	$1,047	$91	$35,750

December 31, 2016	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,001	$7,635	$211	$108	$11,955
Office	4,618	4,998	310	163	10,089
Retail	4,117	3,483	301	-	7,901
Warehouse/Industrial	879	1,184	250	85	2,398
Other	389	1,430	15	21	1,855

Total	$14,004	$18,730	$1,087	$377	$34,198

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $15 million and $12 million at December 31, 2017 and 2016, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

troubled debt restructuring of mortgage loans for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the Company had $23 million and $26 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $2 million mortgage loan valuation allowance at December 31, 2017 on one mortgage with an aggregate statement value of $21 million. The Company had no mortgage loan valuation allowance at December 31, 2016.

During 2016, the Company had one foreclosed mortgage loan with a statement value of $76 million that was moved into the real estate portfolio at a statement value of $76 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $5,665 million and $4,051 million included in the statements of financial position at December 31, 2017 and 2016, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2017 and 2016, the statements of financial position included $264 million and $205 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$97	$201	$525	$1,118
Office	15	715	132	18	880
Warehouse/Industrial	101	-	-	189	290
Other	28	-	13	27	68

Total	$439	$812	$346	$759	$2,356

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$28	$233	$523	$1,079
Office	15	727	218	40	1,000
Warehouse/Industrial	104	30	-	186	320
Other	27	-	13	29	69

Total	$441	$785	$464	$778	$2,468

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $682 million and $671 million at December 31, 2017 and 2016, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.8 billion and $7.1 billion at December 31, 2017 and 2016, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2017 and 2016 was as follows:

	December 31,
	2017	2016
	(in millions)
Securities partnerships and LLCs	$5,488	$4,457
Bonds	3,141	3,308
Real estate JVs, partnerships and LLCs	1,666	1,489
Common and preferred stocks	1,135	1,008
Real estate	635	712
Low income housing tax credit properties	527	534
Derivative instruments	434	781
Cash and short-term investments	337	371
Leveraged leases	131	158
Other assets, net	1,171	645

Total	$14,665	$13,463

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 12 years of unexpired credits at each of December 31, 2017 and 2016. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2017 and 2016 were $107 million and $108 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2017 and 2016, the value of wholly-owned SCA investments were as follows:

	December 31, 2017			December 31, 2016
	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)			(in millions)
NM Wealth Management Company	$154	$-	$154	$140	$-	$140
NM Capital, Limited	2	2	-	2	2	-
Bradford, Inc.	1	1	-	1	1	-

Total common stock SCAs [1]	157	3	154	143	3	140

NML Securities Holdings, LLC	4,861	-	4,861	4,039	-	4,039
NML Real Estate Holdings, LLC	1,355	-	1,355	1,033	-	1,033
NM Investment Holdings, LLC	1,251	-	1,251	1,455	-	1,455
NM Pebble Valley, LLC	160	-	160	207	-	207
NM Investment Services, LLC	153	-	153	73	-	73
NM Planning, LLC	136	136	-	204	-	204
NM GP Holdings, LLC	63	9	54	58	7	51
NM Investment Management Company, LLC	44	44	-	41	41	-
Mason Street Advisors, LLC	30	30	-	25	25	-
GRO-SUB, LLC	1	1	-	1	1	-
GRO, LLC	1	1	-	-	-	-
NM Career Distribution Holdings, LLC	-		-	-	-	-

Total other investment SCAs [2]	8,055	221	7,834	7,136	74	7,062

Total investments in SCAs	$8,212	$224	$7,988	$7,279	$77	$7,202

1 Reported in common and preferred stocks in the statements of financial position.

2 Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2017. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Net Investment Income

The sources of net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)

Bonds	$5,738	$5,695	$5,759
Mortgage loans	1,590	1,592	1,535
Policy loans	1,149	1,160	1,155
Common and preferred stocks	118	138	133
Real estate	276	277	230
Other investments	1,216	1,273	1,063
Amortization of IMR	162	155	211

Gross investment income	10,249	10,290	10,086
Less: investment expenses	708	685	620

Net investment income	$9,541	$9,605	$9,466

For the year ended December 31, 2017, bond investment income includes $77 million of prepayment fees generated as result of 170 securities sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2017			December 31, 2016			December 31, 2015
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$755	$(543)	$212	$1,352	$(1,109)	$243	$559	$(869)	$(310)

Common and preferred stocks	363	(29)	334	304	(357)	(53)	218	(273)	(55)

Mortgage loans	2	(5)	(3)	-	(3)	(3)	-	(2)	(2)

Real estate	101	-	101	96	(53)	43	123	(1)	122

Other investments	692	(786)	(94)	575	(722)	(147)	577	(523)	54

Subtotal	$1,913	$(1,363)	550	$2,327	$(2,244)	83	$1,477	$(1,668)	(191)

Less: IMR net gains (losses) before taxes			389			415			(258)

Less: Capital gains tax (benefit) expense			68			(117)			112

Net realized capital gains (losses)			$93			$(215)			$(45)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $31 billion, $32 billion, and $25 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
Bonds, common and preferred stocks:	(in millions)

Structured securities	$(1)	$(54)	$(1)
Financial services	(1)	(17)	(4)
Consumer discretionary	(63)	(14)	(35)
Industrials	(53)	(9)	(7)
Energy	(39)	(20)	(48)
Basic materials	(7)	(39)	-
Other	-	-	(1)

Subtotal	(164)	(153)	(96)
Real estate	-	(52)	-
Other investments:
Real estate JVs	(27)	(4)	(12)
Securities partnerships	(53)	(61)	(40)
Energy and transportation	-	(5)	-

Subtotal	(80)	(70)	(52)

Total	$(244)	$(275)	$(148)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition to the realized capital losses above, $30 million, $60 million and $16 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2017, 2016 and 2015, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

At December 31, 2017, the Company continued to hold structured securities with aggregate statement values and fair values of $13 million and $18 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on loan-backed and structured securities for the years ended December 31, 2017, 2016 and 2015, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(54)	(1)

Total	$(1)	$(54)	$(1)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Bonds	$564	$(313)	$(172)

Common and preferred stocks	529	348	(166)

Mortgage loans	13	9	(38)

Other investments	(230)	(267)	-

Subtotal	876	(223)	(376)

Change in deferred taxes	(54)	(103)	144

Change in net unrealized capital gains and losses	$822	$(326)	$(232)

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. The Company’s share of the earnings or losses of these investments is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed. Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 included the reversal of previously unrealized capital gains of $(489) million, $(787) million and $(371) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$27,285	$27,056	$(229)	$21,623	$20,976	$(647)
Common and preferred stocks	648	585	(63)	157	138	(19)

Total	$27,933	$27,641	$(292)	$21,780	$21,114	$(666)

	December 31, 2016
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,941	$50,337	$(1,604)	$6,004	$5,206	$(798)
Common and preferred stocks	667	636	(31)	87	73	(14)

Total	$52,608	$50,973	$(1,635)	$6,091	$5,279	$(812)

All of these bonds were current on contractual interest and principal payments at December 31, 2017. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2017 and 2016, unrealized capital losses on structured securities in a loss position for greater than 12 months were $319 million and $52 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $66 million and $440 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2017 and 2016, the statement and fair values of NAIC 5* securities were as follows:

	December 31,
	2017			2016

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	57	$1,399	$1,430	26	$537	$519
Loan-backed and structured securities	5	1	1	4	-	-
Preferred stock	6	90	96	4	55	55

Total	68	$1,490	$1,527	34	$592	$574

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2017 and 2016, the aggregate statement value of general account loaned securities was $890 million and $930 million, respectively, and are reported as other liabilities in the statements of financial position. The aggregate fair value of these loaned securities was $894 million and $921 million at December 31, 2017 and 2016, respectively. All of the securities on loan at December 31, 2017 and 2016 were bonds and were loaned with open terms. There were no securities on loan within the separate accounts at either December 31, 2017 or 2016.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2017 and 2016, reinvested securities lending collateral held by the Company was $920 million and $949 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2017 and 2016 were as follows:

	December 31,
	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$477	$477	$443	$443

31-60 days	100	100	101	101

61-90 days	53	53	24	24

91-120 days	-	-	19	19

121-180 days	75	75	144	144

181-365 days	100	100	188	189

1-2 years	115	116	30	30

Total	$920	$921	$949	$950

At December 31, 2017, the statement of financial position included $374 million in bonds and $546 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2016, the statement of financial position included $305 million in bonds and $644 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2017 and 2016, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of restricted assets at December 31, 2017 and 2016, summarized by type of restriction, was as follows:

	December 31,
	2017	2016
	(in millions)

Securities lending	$890	$930

Derivative transactions	46	101

Securities on deposit with states	4	4

Total restricted assets	$940	$1,035

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2017 and 2016 were as follows:

	December 31,		December 31,
	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Security lending collateral	$915	$915	$939	$939

Derivative collateral	138	138	644	644

Mortgage loan escrow	51	51	72	72

Real estate escrow and security deposits	8	8	7	7

Total collateral assets	$1,112	$1,112	$1,662	$1,662

At December 31, 2017 and 2016, derivative collateral received included $13 million and $10 million, respectively, related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $138 million and $644 million of cash collateral under its derivative collateral support arrangements at December 31, 2017 and 2016, respectively, including $13 million and $10 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively, in the statements of financial position. The Company also held bond collateral with a fair value of $0 and $31 million at December 31, 2017 and 2016, respectively. Bonds held as collateral are not reported in the statements of financial position.

The Company posted $26 million and $65 million of bond collateral under futures agreements at December 31, 2017 and 2016, respectively, including $12 million and $21 million, respectively, of derivative collateral related to the separate accounts. The Company also posted $20 million and $36 million of bond collateral related to cleared derivative contracts at December 31, 2017 and 2016, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2017 and 2016, no derivatives ceased to qualify for cash flow hedge accounting.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance and annuity products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Income Generation

Equity options are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. For written call options the Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. For purchased put options the Company pays a cash premium at the inception of the contract and has the right (but not the obligation) to sell the underlying security at a specified price at any time during the term of the contract. Equity options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised, at which time a realized capital gain or loss is recognized. The Company did not have any open equity option contracts as of December 31, 2017 and 2016.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$4	$-	$36	$-

Interest rate swaps	25	-	-	-	-

Foreign exchange contracts:

Foreign currency swaps	6,987	335	(222)	236	(355)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	789	6	-	6	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	4	-	4	-

Swaptions	3,390	57	-	57	-

Fixed income futures	622	-	-	-	-

Fixed income forwards	2,039	4	-	4	-

Foreign exchange contracts:

Foreign currency forwards	955	6	(16)	6	(16)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$434	$(238)	$367	$(371)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$5	$-	$52	$-

Interest rate swaps	77	-	-	2	-

Foreign exchange contracts:

Foreign currency swaps	4,712	639	(5)	524	(51)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	555	11	-	11	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	1	(1)	1	(1)

Swaptions	3,240	82	-	82	-

Fixed income futures	994	-	-	-	-

Fixed income forwards	946	6	(1)	6	(1)

Foreign exchange contracts:

Foreign currency forwards	666	19	(6)	19	(6)

Equity contracts:

Equity total return swaps	84	-	(1)	-	(1)

Equity index futures	97	-	-	-	-

Fixed contracts:

Fixed income total return swaps	50	-	-	-	-

Credit contracts:

Purchased credit default swaps	73	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$781	$(14)	$715	$(60)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	-	-

Total derivatives	$(575)	$11	$65

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$16

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	277	29	50

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	2	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	7	-	(12)

Swaptions	16	(1)	(9)

Fixed income futures	-	(4)	-

Fixed income forwards	5	(5)	-

Foreign exchange contracts:

Foreign currency forwards	10	(7)	-

Equity contracts:

Equity total return swaps	7	(37)	-

Equity index futures	(1)	13	-

Fixed contracts:

Fixed income total return swaps	-	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	(2)	-

Total derivatives	$324	$(14)	$49

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(7)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Income generation:

Equity options	-	(1)	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(in millions)

Life insurance reserves	$171,792	$164,505
Annuity reserves	9,208	8,589
Deposit funds	3,266	3,049
Disability and long-term care unpaid claims and claim reserves	4,939	4,753
Disability and long-term care active life reserves	6,074	5,587

Total reserves for policy benefits	$195,279	$186,483

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2017, the Company had $1.8 trillion of total life insurance in force, including $23.1 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $369 million and $403 million at December 31, 2017 and 2016, respectively. Accounts were credited with interest at annual rates ranging from 0.23% to 3.50% and 0.06% to 3.50% during 2017 and 2016, respectively. The crediting interest rates changed 32 times and 20 times during 2017 and 2016, respectively.

At December 31, 2017 and 2016, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2017	2016	2017	2016	2017	2016

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$276	$372	$-	$-	$276	$372

- at book value less surrender charge of 5% or more	74	139	-	-	74	139

- at fair value	-	-	19,449	17,162	19,449	17,162

- at book value without adjustment	5,043	4,934	-	-	5,043	4,934

Not subject to discretionary withdrawal	7,081	6,193	5,390	4,800	12,471	10,993

Total annuity reserves and deposit funds	$12,474	$11,638	$24,839	$21,962	$37,313	$33,600

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.9 billion and $4.8 billion at December 31, 2017 and 2016, respectively. Changes in these reserves for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,
	2017	2016

	(in millions)

Balance at January 1	$4,753	$4,668

Incurred related to:

Current year	793	742

Prior years	63	(25)

Total incurred	856	717

Paid related to:

Current year	(33)	(32)

Prior years	(637)	(600)

Total paid	(670)	(632)

Balance at December 31	$4,939	$4,753

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2017 and 2016, reserves required as a result of AAT were as follows:

	December 31,
	2017	2016
	(in millions)

Long-term care insurance	$-	$265
Annuities and deposit funds	155	100
Life insurance	2	2

Total reserves	$157	$367

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $433 million and $403 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$249	$90	$257	$98

Ordinary renewal	2,674	2,171	2,557	2,082

Total deferred and uncollected premiums	$2,923	$2,261	$2,814	$2,180

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2017 and 2016 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2017	2016	2017	2016	2017	2016

	(in millions)	(in millions)

Subject to discretionary withdrawal	$7,514	$6,504	$19,449	$17,162	$26,963	$23,666

Not subject to discretionary withdrawal	-	-	5,390	4,800	5,390	4,800

Total separate account reserves	$7,514	$6,504	$24,839	$21,962	32,353	28,466

Non-policy liabilities					109	93

Total separate account liabilities					$32,462	$28,559

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2017 and 2016 was $31 million and $49 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $13 million attributable to GMDB at December 31, 2017 and 2016, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion and $1.6 billion for the years ended December 31, 2017 and 2016, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts in the statements of operations for the years ended December 31, 2017 and 2016.

	For the years ended December 31,
	2017	2016	2015

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,726	$1,714	$1,946

Transfers from separate accounts	(1,955)	(1,832)	(1,796)

Net transfers to (from) separate accounts	$(229)	$(118)	$150

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2017 and 2016 and does not expect to make a contribution to the plans during 2018.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the postretirement health plans.

The Company amended the employee postretirement health plan during 2016 to transition Medicare-eligible retirees and their dependents to health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)

Fair value of plan assets at January 1	$4,459	$4,144	$75	$72

Changes in plan assets:

Actual return on plan assets	684	426	12	7

Actual plan benefits paid	(131)	(111)	(5)	(4)

Fair value of plan assets at December 31	$5,012	$4,459	$82	$75

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2017 and 2016 were as follows:

	Target		Actual
	Allocation		Allocation

	2017	2016	2017	2016
Bonds	56%	49%	55%	50%
Equity investments	43%	50%	44%	48%
Other investments	1%	1%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2017 and 2016, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)
Projected benefit obligation at January 1	$4,879	$4,588	$728	$811

Changes in benefit obligation:
Service cost of benefits earned	128	120	22	22
Interest cost on projected obligations	179	194	23	30
Projected gross plan benefits paid	(142)	(128)	(21)	(25)
Projected Medicare Part D reimbursement	-	-	-	2
Experience (gains)/losses	318	93	(19)	(13)
Plan amendments and other	11	12	(9)	(99)

Projected benefit obligation at December 31	$5,373	$4,879	$724	$728

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $4.6 billion for the years ended December 31, 2017 and 2016, respectively. Experience (gains)/losses for the year ended December 31, 2017 primarily reflect the impact of changes in the PBO discount rate. Experience (gains)/losses for the year ended December 31, 2016 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2017 and 2016 and the net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016		2017	2016
Projected benefit obligation:
Weighted average discount rate	3.57%	4.10%		3.56%	4.10%
Annual increase in compensation	3.75%	3.75%		3.75%	3.75%

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016	2015	2017	2016	2015
Net periodic benefit cost:
Weighted average discount rate	4.10%	4.30%	4.00%	4.10%	4.30%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.50%	6.50%	6.50%	6.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The PBO for postretirement benefits at December 31, 2017 assumed an annual increase in future retiree medical costs of 6.0%, grading down to 5.0% over two years and remaining level thereafter. At December 31, 2016, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2017 by $11 million and net periodic postretirement benefit expense for the year ended December 31, 2017 by $1 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2017 and net periodic postretirement benefit expense for the year ended December 31, 2017 by the same amounts. Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2017 and 2016.

	Defined Benefit Plans		Postretirement Benefit Plans

	2017	2016	2017	2016

	(in millions)

Fair value of plan assets	$5,012	$4,459	$82	$75

Projected benefit obligation	5,373	4,879	724	728

Funded status	(361)	(420)	(642)	(653)

Nonadmitted asset	(677)	(504)	-	-

Financial statement liability	$(1,038)	$(924)	$(642)	$(653)

The PBO for defined benefit plans above included $1,038 million and $924 million related to nonqualified, unfunded plans at December 31, 2017 and 2016, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 116% and 113% of the projected benefit obligations of these plans at December 31, 2017 and 2016, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2017 and 2016:

	For the year ended December 31, 2017

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,260)	$250	$323	$(113)	$(65)

Amortization from surplus into net periodic benefit cost	54	(25)	(9)	-	5

Changes in plan assets and benefit obligations recognized in surplus	55	(10)	-	36	-

Balance at December 31	$(1,151)	$215	$314	$(77)	$(60)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,382)	$277	$347	$(133)	$(154)

Amortization from surplus into net periodic benefit cost	66	(25)	(24)	4	6

Changes in plan assets and benefit obligations recognized in surplus:	56	(2)	-	16	83

Balance at December 31	$(1,260)	$250	$323	$(113)	$(65)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2017	2016	2015	2017	2016	2015

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$128	$120	$117	$22	$22	$25

Interest cost on projected obligations	179	194	181	23	30	30

Amortization of experience losses	54	66	64	-	4	3

Amortization of prior service costs/(credits)	(25)	(25)	(14)	5	6	12

Amortization of initial net asset	(9)	(24)	(40)	-	-	-

Expected return on plan assets	(291)	(266)	(273)	(5)	(4)	(5)

Other	1	9	-	-	3	-

Net periodic benefit cost	$37	$74	$35	$45	$61	$65

The Company expects to increase (decrease) periodic benefit costs through the amortization of $41 million, $(25) million and $0 of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2018. Amortization of postretirement plan net experience losses of $1 million and prior service costs of $5 million are also expected to increase net periodic benefit cost during 2018.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2018 through 2027 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2018	$149	$24

2019	166	26

2020	176	27

2021	185	28

2022	194	29

2023-2027	1,098	156

Total	$1,968	$290

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2017, 2016 and 2015, the Company expensed total contributions to these plans of $50 million, $48 million and $45 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes 60% of the morbidity risk on group disability and group life policies.

Effective October 1, 2014, the Company entered into an affiliated reinsurance agreement with NLTC. Under this agreement, the Company assumed 100% of the net long-term care risks associated with NLTC’s in-force (as of the effective date of the agreement) and future policy issuances. At December 31, 2017 and 2016, the net amount due from NLTC under this agreement was $37 million and $35 million, respectively.

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC.

As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums, unassigned surplus and other income of $167 million, $40 million and $21 million, respectively, in the statements of operations. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2017 and 2016 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,

	2017	2016	2015

	(in millions)

Direct premium revenue	$17,994	$18,237	$18,144
Premiums assumed	810	589	548
Premiums ceded	(907)	(911)	(905)

Premium revenue	$17,897	$17,915	$17,787

Direct benefit expense	$18,557	$19,019	$18,659

Benefits assumed	902	616	531

Benefits ceded	(656)	(671)	(645)

Total benefits	$18,803	$18,964	$18,545

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition, the Company received $146 million, $149 million and $157 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2017, 2016 and 2015, the Company paid $119 million, $148 million and $154 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2017 and 2016 that were considered by the Company to be uncollectible.

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	LearnVest, Inc.
NM Investment Management Company, LLC	GRO, LLC and GRO-SUB, LLC
Northwestern Long Term Care Ins. Co	NM Career Distribution Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (the Act or Tax Reform) was signed into law, generally effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statements of changes in surplus for the year ended December 31, 2017. The Company will benefit from the lower federal corporate income tax rate beginning in 2018.

The Act includes provisions that change tax-basis reserves for policy benefits for tax years beginning after December 31, 2017. This change in tax-basis reserves qualifies as a change in accounting method but was not reflected in the December 31, 2017 financial statements because policy-level impacts are still being analyzed and a reasonable estimate could not be determined. The impact of this change is expected to be an equal gross-up of reserve related deferred tax assets and liabilities.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of current income tax expense (benefit) in the statements of operations for the years ended December 31, 2017, 2016 and 2015 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Tax payable on ordinary income	$40	$(10)	$68

Low income housing tax credits	(107)	(108)	(111)

Other tax credits	(21)	(37)	(21)

Increase (decrease) in contingent tax liabilities	(10)	(21)	10

Total current tax benefit	$(98)	$(176)	$(54)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $136 million, $145 million and $(90) million was included in net IMR deferrals for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $68 million, $(117) million and $112 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The table below shows how the Company’s income tax benefit for the years ended December 31, 2017, 2016 and 2015 differs from the amount obtained by applying the statutory rate of 35% to net gain from operations after dividends to policyowners and before federal income taxes:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Provision computed at statutory rate	$482	$326	$210

Adjustments to the statutory rate:

Impact of tax reform - net deferred tax asset (excluding taxes on net unrealized capital gains)	1,406	-	-

Subsidiary distributions	(162)	(269)	(122)

Tax credits	(128)	(145)	(132)

Amortization of IMR	(57)	(54)	(75)

Dividends received deduction	(37)	(33)	(31)

Employee benefits	(24)	(15)	(24)

Deferred adjustments	(36)	12	9

Other	-	23	43

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

Federal income tax expense (benefit) reported on statements of operations	$(98)	$(176)	$(54)

Capital gains tax expense, net of IMR transfers	204	28	22

Change in net deferred tax assets	1,338	(7)	(90)

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments (refunds) of $356 million, $(50) million and $505 million to the IRS during the years ended December 31, 2017, 2016 and 2015, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total federal income taxes paid for tax years 2017, 2016 and 2015 that are available for recoupment are $360 million, $24 million and $211 million, respectively.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Federal income tax returns for 2008-2011 and 2013 were audited by the IRS and agreed to. The IRS did not audit the federal income tax return for 2012. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,

	2017	2016

	(in millions)

Balance at January 1	$420	$441

Additions for tax positions of prior years	-	-

Reductions for tax positions of prior years	(10)	(21)

Balance at December 31	$410	$420

Included in contingent tax liabilities at December 31, 2017 and 2016 were $383 million and $372 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2017 and 2016 balances are $0 and $22 million, respectively, of tax positions for which the ultimate deductibility is not certain.    The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $1 million, $3 million and $1 million, respectively, of interest-related tax expense. Contingent tax liabilities included $27 million and $26 million for the payment of interest at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of net deferred tax assets reported in the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31,

	2017	2016	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$804	$1,287	$(483)

Investments	300	525	(225)

Policy benefit liabilities	1,296	2,178	(882)

Benefit plan obligations	547	878	(331)

Other	83	115	(32)

Valuation adjustment	-	-	-

Gross deferred tax assets	3,030	4,983	(1,953)

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,030	4,983	(1,953)

Deferred tax liabilities:

Investments	739	1,004	(265)

Other	503	800	(297)

Gross deferred tax liabilities	1,242	1,804	(562)

Net deferred tax assets	$1,788	$3,179	$(1,391)

All gross deferred tax liabilities have been recognized at December 31, 2017 and 2016. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2017 or 2016.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2017 and 2016 and expects to exceed this minimum during 2018.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2017 and 2016 were as follows (in millions):

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax liabilities	503	739	1,242	800	1,004	1,804	(297)	(265)	(562)

Net admitted deferred tax asset/(liability)	$2,227	$(439)	$1,788	$3,659	$(480)	$3,179	$(1,432)	$41	$(1,391)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$173	$173	$1,146	$308	$1,454	$(1,146)	$(135)	$(1,281)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,846	-	1,846	1,900	-	1,900	(54)	-	(54)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	884	127	1,011	1,413	217	1,629	(529)	(90)	(618)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,846			$1,900			$(54)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,850			$2,551			$299

Ratio percentage used to detemine recovery period and threshold limitation amount			1125%			1079%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$18,998			$17,008

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Frank Russell Company (“Russell”) common and preferred stock to a third party. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow related to the Russell sale. Of this amount, $50 million was reported as an unrealized capital gain in the statements of changes in surplus with the remainder reported as a realized capital gain in the statements of operations.

12.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $7.7 billion and $6.4 billion at December 31, 2017 and 2016, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2017.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2017 and 2016, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2017		December 31, 2016
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$70	$1	$123	$1

Guarantees of real estate obligations	368	4	335	3

Guarantees issued on behalf of wholly-owned subsidiaries	80	-	706	-

Total guarantees	$518	$5	$1,164	$4

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

13.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its’ company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyholders its’ ability to pay all policy benefits due and owing pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. NM contributed capital to NLTC of $15 million and $0 for the years ended December 31, 2017 and 2016, respectively. The Company has contributed a total of $130 million to NLTC through December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company reported a payable to NLTC of $44 million and $40 million at December 31, 2017 and 2016, respectively. These amounts are reported in other liabilities in the statements of financial position at each of December 31, 2017 and 2016. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

14.	Surplus Notes

On September 26, 2017, the Company issued surplus notes (“2017 notes”) with a principal balance of $1.2 billion, bearing interest at 3.850% and having a maturity date of September 30, 2047. The 2017 notes were issued at an offering price of 99.787%. On March 26, 2010, the Company issued surplus notes (“2010 notes”), at par, with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. Each note issuance was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended.

Interest on the 2017 and 2010 notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments. No interest has been paid on the 2017 notes for the year ended December 31, 2017. The Company paid and recognized $106 million of interest expense on the 2010 notes for each of the years ended December 31, 2017 and 2016. A total of $797 million of interest has been paid on the 2010 notes from their issuance through December 31, 2017.

The note issuances are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 notes). The entire amount of the 2017 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2017 and 2016.

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$146,945	$151,975	$4,125	$134,545	$13,305

Mortgage loans	35,750	37,049	-	-	37,049

Policy loans	17,421	17,421	-	-	17,421

Common and preferred stocks	5,671	5,701	4,941	77	683

Derivative assets	434	367	-	367	-

Surplus note investments	108	142	-	142	-

Cash and short-term investments	2,469	2,469	239	2,230	-

Separate account assets	32,462	32,462	29,339	2,655	468

General account liabilities:

Investment-type insurance reserves	$5,312	$5,225	$-	$-	$5,225

Liabilities for securities lending	915	915	-	915	-

Derivative liabilities	238	371	-	371	-

Separate account liabilities	32,462	32,462	29,339	2,655	468

	December 31, 2016
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$139,795	$142,758	$4,338	$132,249	$6,171

Mortgage loans	34,198	35,103	-	-	35,103

Policy loans	17,150	17,150	-	-	17,150

Common and preferred stocks	4,034	4,050	3,367	48	635

Derivative assets	781	715	-	715	-

Surplus note investments	160	203	-	203	-

Cash and short-term investments	2,300	2,300	502	1,798	-

Separate account assets	28,559	28,559	25,851	2,339	369

General account liabilities:

Investment-type insurance reserves	$5,357	$5,238	$-	$-	$5,238

Liabilities for securities lending	939	939	-	939	-

Derivative liabilities	14	60	-	60	-

Separate account liabilities	28,559	28,559	25,851	2,339	369

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2017 and 2016.

	December 31, 2017
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$4,941	$1	$478	$5,420
Bonds	12	-	5	17
Money market mutual funds	243	-	-	243
Derivative assets	-	95	-	95
Derivative liabilities	-	(16)	-	(16)

Total general account	$5,196	$80	$483	$5,759

Separate accounts:
Mutual fund investments	$27,288	$-	$-	$27,288
Other benefit plan assets/liabilities	55	22	3	80
Pension and postretirement assets:
Bonds	375	2,386	115	2,876
Common and preferred stock	1,591	-	35	1,626
Cash and short-term securities	20	233	-	253
Other assets/liabilities	10	14	315	339

Subtotal pension and postretirement assets	1,996	2,633	465	5,094

Total separate accounts	$29,339	$2,655	$468	$32,462

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,366	$1	$522	$3,889
Bonds	-	-	45	45
Derivative assets	-	137	-	137
Derivative liabilities	-	(9)	-	(9)

Total general account	$3,366	$129	$567	$4,062

Separate accounts:
Mutual fund investments	$23,951	$-	$-	$23,951
Other benefit plan assets/liabilities	47	24	3	74
Pension and postretirement assets:
Bonds	206	2,068	81	2,355
Common and preferred stock	1,581	1	27	1,609
Cash and short-term securities	61	233	-	294
Other assets/liabilities	5	13	258	276

Subtotal pension and postretirement assets	1,853	2,315	366	4,534

Total separate accounts	$25,851	$2,339	$369	$28,559

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2017 or 2016.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2017 and 2016.

				Separate account pension and postretirement
For the year ended December 31, 2017	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$522	$45	$3	$81	$27	$258

Realized gains/(losses)	38	(8)	-	(2)	4	36

Unrealized gains/(losses)	55	7	-	3	1	27

Issuances	-	-	-	-	-	-

Purchases	7	-	1	61	11	92

Sales	(86)	(44)	(1)	(32)	(8)	(98)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	5	-	4	-	-

Transfers out of level 3	(58)	-	-	-	-	-

Fair value, end of period	$478	$5	$3	$115	$35	$315

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

				Separate account pension and postretirement
For the year ended December 31, 2016	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$432	$9	$2	$69	$20	$265

Realized gains/(losses)	39	(6)	1	(1)	1	36

Unrealized gains/(losses)	13	4	-	2	2	(16)

Issuances	-	-	-	-	-	-

Purchases	129	-	1	34	7	58

Sales	(83)	(12)	(1)	(23)	(3)	(85)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	50	-	-	-	-

Transfers out of level 3	(8)	-	-	-	-	-

Fair value, end of period	$522	$45	$3	$81	$27	$258

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.